THIS PURCHASE AND SALE AGREEMENT ("AGREEMENT") effective July 16, 2002 (the "Effective Date")

AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario

20 Eglinton Avenue West, Suite 1900

Toronto, Ontario, Canada M4R 1K8

Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act

Suite 810, 202 6th Avenue S.W.

Calgary, Alberta, Canada T2P 2R9

Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS") and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia

172 King Street East, 3rd Floor

Toronto, Ontario, Canada M5A 1J3

Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owns an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owns an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were

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amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS SEABRIDGE is interested in acquiring all right, title, interest and obligations of SELLERS in and to the Property, NEWMONT is interested in selling to SEABRIDGE all right, title, interest and obligations of NEWMONT in and to the Property, subject to a net smelter returns royalty to be retained by NEWMONT with respect to the Property, and TOTAL is interested in selling to SEABRIDGE all right, title, interest and obligations of TOTAL in and to the Property, subject to a net smelter returns royalty to be retained by TOTAL with respect to the Property.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the Parties hereto hereby agree as follows:

1. Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 4(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Area of Interest" means the area described in section 6.

"Assignment of Mining Leases" means the assignment provided for in section 9 in the form attached as Schedule "D".

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 4(a).

"Closing" means the completion on the Closing Date of the transfer from SELLERS to SEABRIDGE of the Property as contemplated in this Agreement.

"Closing Date" means such date that the Closing Documents are delivered to the Parties, which date shall be no later than July 26, 2002.

"Closing Documents" means the documents described in section 9.

"Effective Date" means the date specified on the top of page one of this Agreement. "Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

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"Joint Venture" means the interests held by the SELLERS with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively. "Party" means any of the Parties individually.

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A", including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means this Agreement; "Purchase Price" means the consideration stipulated in section 4.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Records and Data" means all books, contracts, documents, technical information and data (in paper or electronic form), maps, surveys, drill core samples and assays owned by SELLERS related to the Property.

"Royalty" means the net smelter returns royalty stipulated in section 4 and further described in the Royalty Agreement.

"Royalty Agreement" means the royalty agreements provided for in section 4 in the form attached as Schedule "B".

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in  section 5 in the form attached as Schedule "C".

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

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1.

Purchase and Sale. (a) NEWMONT shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; (b) TOTAL shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; and (c) SEABRIDGE shall and hereby covenants to purchase all of SELLERS' right, title, interest and obligations in and to the Property and the Records and Data. Commencing from and after the Effective Date SEABRIDGE shall bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement to Terminate upon Closing. Effective on the Closing Date, the SELLERS agree that the Joint Venture and the Joint Venture Agreement shall terminate in such a manner as to provide for SELLERS to receive the Additional Cash Payments and a perpetual production royalty on 100% of the Property and the Area of Interest. NEWMONT and TOTAL have agreed and do hereby agree to waive any notice or other applicable provisions contained in the Joint Venture Agreement concerning such termination, notwithstanding anything to the contrary contained therein.

3.

Purchase Price. As consideration for the purchase and sale of the Property and the Records and Data, SEABRIDGE agrees to (a) at Closing pay to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment") on the completion of Closing; and (b) execute and deliver the Royalty Agreement to the SELLERS and thereby grant to the SELLERS a two percent (2.0%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates (as further described in the Royalty Agreement) produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in the Royalty Agreement (the "Royalty");and (c) additionally (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce for the tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, SEABRIDGE shall pay to the SELLERS the balance of the Additional Cash Payments specified in section 4(c) within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest (the "Additional Cash Payments") (section 4(a), section 4(b) and section 4(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 4(b) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(b) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15%) percent per annum commencing from and after such payment due date until paid. (e) Should default be made in either of the Additional Cash Payments when due under section 4(c) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(c) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

4.

Registration on Title. The Parties agree that following Closing (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases (Schedule "D"); and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of this Agreement, the Royalty Agreement (Schedule "B"), and the Security Agreement (Schedule "C")) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash

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Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

1.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or successor or assignee of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired, provided, however, if any such rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

2.

Term. The Additional Cash Payments and the Royalty shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assignee of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

3.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement and the Royalty Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

4.

Closing Conditional. The completion of the Closing shall be conditional upon (a) the satisfaction by the Parties of all their respective obligations as set forth in sections 13, 14 and 15, and (b) SEABRIDGE securing the financing required to purchase the Property on or before July 26, 2002. The foregoing conditions are included in this Agreement for the sole benefit of SEABRIDGE and may be waived in whole or in part by SEABRIDGE in its sole discretion. If such conditions are not satisfied or waived by SEABRIDGE on or before July 26, 2002, this Agreement shall be of no force and effect and each of the Parties shall be released from any and all obligations hereunder. In the event that the foregoing conditions are satisfied or waived in whole or in part by SEABRIDGE on or before July 26, 2002, then the Parties shall complete the purchase and sale transaction as contemplated by the terms of this Agreement. At Closing the Parties shall deliver the following Closing Documents: (i) SEABRIDGE shall deliver to SELLERS the first installment of the Purchase Price by electronic wire transfers, certified funds or cashier's checks, the executed Royalty Agreement (Schedule "B") to be registered against title to the Property and the executed Security Agreement (Schedule "C") to be

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registered against title to the Property, and (ii) SELLERS shall deliver to SEABRIDGE a duly executed Assignment of Mining Leases (Schedule "D"). SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing the financing required to purchase the Property. After Closing the SELLERS shall permit SEABRIDGE reasonable to access the Records and Data and make copies of all such Records and Data at its sole cost.

1.

Property Sold and Purchased on an "As-is, Where-is" Basis. Except for the representations and warranties provided for in this Agreement, the Parties agree that the purchase and sale of the Property shall be on an "As-is, Where-is" basis. SEABRIDGE acknowledges that it has conducted such examinations of the Property and the Records and Data related to it as it has deemed necessary or appropriate and that it is not relying upon any assurances or statements of SELLERS.

2.

Taxes, Transfer Fees. SEABRIDGE shall pay directly to or make the appropriate filings with the appropriate taxing authorities in respect of all sales and transfer taxes (including land transfer taxes), registration charges and transfer fees and GST or other value added taxes applicable in respect of its purchase of the Property under this Agreement.

3.

Representations and Warranties.

(a) Representations and Warranties of NEWMONT. NEWMONT represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of NEWMONT, except for the rights of TOTAL pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under NEWMONT has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of NEWMONT, NEWMONT is listed as the sole registered owner of the Property in the records of the Mining Recorder in Yellowknife, Northwest Territories, and the legal and beneficial owner of an undivided fifty one percent (51%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under NEWMONT, such rights, titles and interests of NEWMONT are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (x) to the best knowledge of NEWMONT, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of NEWMONT; (xii) to the best knowledge of

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NEWMONT, NEWMONT is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by NEWMONT and constitute legal, valid and binding obligations of NEWMONT, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) NEWMONT is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of NEWMONT there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to NEWMONT, might materially and adversely affect NEWMONT's interest in the Property or the ability of NEWMONT to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against NEWMONT any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) NEWMONT makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(b) Representations and Warranties of TOTAL. TOTAL represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of TOTAL, except for the rights of NEWMONT pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under TOTAL has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of TOTAL, TOTAL is the legal and beneficial owner (although NEWMONT is the registered owner of 100% of the Property) of an undivided forty nine percent (49%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under TOTAL, such rights, titles and interests of TOTAL are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for

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the consummation of the transactions contemplated herein; (x) to the best knowledge of TOTAL, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of TOTAL; (xii) to the best knowledge of TOTAL, TOTAL is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by TOTAL and constitute legal, valid and binding obligations of TOTAL, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) TOTAL is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of TOTAL there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to TOTAL, might materially and adversely affect TOTAL's interest in the Property or the ability of TOTAL to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against TOTAL any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) TOTAL makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(c) Representations and Warranties of SEABRIDGE. SEABRIDGE represents and warrants to each of NEWMONT and TOTAL that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on its title to the Property; (vi) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (vii) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (viii) SEABRIDGE, during its due diligence on and with respect to the Property, has not become aware of any violations of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (ix) this Agreement, and the transactions contemplated herein have been duly authorized by SEABRIDGE and this Agreement has been duly

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executed and delivered by SEABRIDGE and constitutes legal, valid and binding obligations of SEABRIDGE, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; and (x) SEABRIDGE is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada);

(d) Survival of Representations and Warranties. For a term of two (2) years from and after the Effective Date, (i) the representations and warranties contained herein shall survive the Closing and shall continue in full force and effect; and (ii) NEWMONT and TOTAL and SEABRIDGE each hereby covenant to and in favor of each other to indemnify and save the other harmless from and against all claims, demands, actions, causes of action, damages, losses, costs, liabilities and expenses which may be incurred by or brought against the other Party and/or which the other Party may suffer or incur as a result of, in respect of, or arising out of any breach of any representation or warranty made by it or any non-fulfillment of any covenant or obligation of it under this Agreement or the Royalty Agreement.

1.

Other Covenants of the SELLERS. Except as otherwise contemplated or permitted by this Agreement, SELLERS shall, prior to the completion of the transactions contemplated in this Agreement: (a) use commercially reasonable efforts to preserve and protect or cause to be preserved and protected all of its right, title and interest in and to the Property, until Closing; and (b) not make any modification of its ordinary course business practices in respect of its interest in the Property nor make any commitments in respect of the Property, or its right, title and interest in and to the Property.

2.

Encumbrances. During the time period between the date of execution of this Agreement and the Closing Date, SELLERS shall not suffer or permit any encumbrance, created by, through or under SELLERS, to attach to or affect the Property or its right, title and interest therein.

3.

Approvals. SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing all required third party, governmental and regulatory approvals (including any required approvals of a stock exchange), if any, in respect of the transactions contemplated in this Agreement.

4.

Other Business. NEWMONT and TOTAL and SEABRIDGE shall have the right without consulting or notifying the other to engage in and receive full benefits from other and independent business activities, whether or not competitive or in conflict with the transactions contemplated in this Agreement. The doctrine of "corporate opportunity" or "business opportunity" shall not be applied to any other transaction, activity, venture or operation of NEWMONT or TOTAL or SEABRIDGE not within the boundaries or in respect of the Property or the Area of Interest, and, except as otherwise expressly provided in other agreements between or among NEWMONT, TOTAL and SEABRIDGE, if any, none of NEWMONT, TOTAL or SEABRIDGE shall have any duty to the other with respect to any opportunity to acquire property outside of the boundaries of the Property or the Area of Interest.

5.

Assumption of Liabilities; Indemnifications by SEABRIDGE. SEABRIDGE hereby assumes all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. SEABRIDGE hereby indemnifies and saves harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration,

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waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

1.

Party May Waive Condition. Any Party may waive, by notice to the other Party, any condition set forth in this Agreement which is for its benefit. No waiver by a Party of any condition, in whole or in part, shall operate as a waiver of any other condition.

2.

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

3.

Expenses. Each Party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder and thereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, bankers, investment bankers, brokers, accountants or other representatives or consultants.

4.

Time. Time is of the essence of each provision of this Agreement.

5.

Notices. (a) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (i) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (ii) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (b) each notice sent in accordance with this section shall be deemed to have been received: (i) on the day it was delivered; or on the same day that it was sent by fax transmission, or

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(ii) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., ATTN: Land Dept., Facsimile: 303.837.5851.

23.

Assignment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE of a portion or all of SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement or the Royalty Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of any of its rights and interests in or with respect to this Agreement, the Property or the Royalty Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement and the Royalty Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDGE for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

1.

Reporting. No later than March 1 of each year, SEABRIDGE shall provide SELLERS with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as SELLERS may reasonably request.

2.

Maintenance of the Property. Subsequent to Closing, SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 6 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

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1.

Further Assurances. All Parties shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and other instruments, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other Party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of this Agreement, the Royalty Agreement and the Closing Documents.

2.

Public Announcements. Prior to Closing, a Party desiring to make a disclosure, statement or press release concerning this Agreement or the Royalty Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties.

3.

Number and Gender. In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

4.

Entire Agreement. This Agreement together with the Royalty Agreement and the Closing Documents constitute the entire agreement among the Parties pertaining to the subject matter hereof and supercedes all prior agreements, negotiations, discussions and understandings, written or oral, between the Parties. Except as may be specifically set forth in this Agreement, the Royalty Agreement and the Closing Documents, there are no representations, warranties, conditions or other agreements or acknowledgments, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any Party to enter into this Agreement or on which reliance is placed by any Party.

5.

Survival. The following sections shall survive the date of Closing: 2, 3, 4, 5, 6, 7, 8, 10, 11, 12 (as limited in section 12(d), 16, 17, 19, 20, 21, 22, 23, 24, 25, 26, 29, 31, 32, 33, 34 and 37.

6.

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

7.

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

8.

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9.

Agreements, Representations and Warranties Are Not Joint. The covenants, agreements, representations and warranties of NEWMONT and TOTAL in this Agreement are several in proportion to their respective interests with respect to the Property and not joint and several.

10.

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

11.

Performance on Holidays. If any action is required to be taken pursuant to this Agreement on or by a specified date, which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

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1.

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exciusivement en anglais.

2.

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

Date:  17 – July – 02

Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA)  LIMITED

By:   /s/

Title:   Director

Date:   26 July ’02

SEABRIDGE GOLD INC.

Title:  President & CEO_____________

Date:  July 26,  2002_______________

Its Authorized Representative [SEAL]

Page 13 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "A" TO THE PURCHASE AND SALE AGREEMENT
(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "B" TO THE PURCHASE AND SALE AGREEMENT
(the "Royalty Agreement")

NOTE: Newmont and Total may each wish to have a separate Royalty Agreement.

ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date") AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9, Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS")

and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%)

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interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; (b) SEABRIDGE has purchased all of the SELLERS' right, title, interest and obligations in and to the Property, (c) the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive a perpetual production royalty on 100% of the Property and the Area of Interest, and (d) SEABRIDGE has (i) paid to the SELLERS a Cash Payment, (ii) agreed to grant to the SELLERS a Royalty, and (iii) agreed to pay to the SELLERS certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; and (b) SEABRIDGE has purchased all of SELLERS' right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date SEABRIDGE has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, SEABRIDGE has (a) on the Effective Date paid to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment"); and (b) executed and delivered to the SELLERS this Agreement setting out the terms of a two percent (2.0%)

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net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) additionally under the Purchase and Sale Agreement agreed to (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, SEABRIDGE has agreed to pay to the SELLERS the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest fthe "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price") (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

1.

Reqistration on Title. The Parties agree that following the Effective Date (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases; and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area

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comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

1.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

2.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

3.

Assumption of Liabilities;

Indemnifications by SEABRIDGE. Under the Purchase and Sale Agreement SEABRIDGE has agreed to assume all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement SEABRIDGE has agreed to indemnify and save harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

4.

Royalty Calculations and Payments. SEABRIDGE shall pay SELLERS a perpetual production royalty of two percent (2%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by SEABRIDGE or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the

5.

production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from dore or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by SEABRIDGE's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount SEABRIDGE would have incurred if such refining were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Precious Metals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount SEABRIDGE would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such smelting and refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Other Minerals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made separately to each of NEWMONT and TOTAL as follows:

(i) Royalty In Kind. Each of NEWMONT and TOTAL may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by each of NEWMONT and TOTAL and delivered to SEABRIDGE on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to NEWMONT and/or TOTAL, as the case may be, as it is then being paid. As of the date of this Agreement, NEWMONT elects to receive its Production Royalty on Precious Metals "in kind" and TOTAL elects to receive its Production Royalty on Precious Metals "in cash". Royalties on Other Minerals shall not be payable "in kind". (1) If NEWMONT and/or TOTAL elect to receive its Production Royalty for Precious Metals in "in kind", NEWMONT and/or TOTAL, as the case may be, shall open a bullion storage account at each refinery or mint designated by SEABRIDGE as a possible recipient of refined bullion in which SELLERS owns an interest. NEWMONT and/or TOTAL, as the case may be, shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and SEABRIDGE shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into NEWMONT and/or TOTAL's account, as the case may be. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, SEABRIDGE shall deliver written instructions to the mint or refinery, with a copy to NEWMONT and/or TOTAL, as the case may be, directing the mint or refinery to deliver refined bullion due to NEWMONT and/or TOTAL, as the case may be, in respect of the Production Royalty, by crediting to NEWMONT and/or TOTAL's account, as the case may be, the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon NEWMONT and/or TOTAL's, as the case may be, share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to NEWMONT and/or TOTAL, as the case may be, under this Agreement shall pass to NEWMONT and/or TOTAL, as the case may be, at the time such bullion is credited to NEWMONT and/or TOTAL's account, as the case may be, at the mint or refinery. (5) NEWMONT and/or TOTAL, as the case may be, agree(s) to hold harmless SEABRIDGE from any liability imposed as a result of the election of NEWMONT and/or TOTAL, as the case may be, to receive Production Royalty "in kind" and from any losses incurred as a result of NEWMONT and/or TOTAL's, as the case may be, trading and hedging activities. NEWMONT and/or TOTAL, as the case may be, assumes all responsibility for any shortages which occur as a result of NEWMONT and/or TOTAL's, as the case may be, anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by SEABRIDGE for transportation, smelting or other deductible costs,

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NEWMONT and/or TOTAL, as the case may be, shall remit to SEABRIDGE full payment for such charges. If NEWMONT and/or TOTAL, as the case may be, does not pay such charges when due, SEABRIDGE shall have the right, at its election, with SELLERS's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to NEWMONT and/or TOTAL, as the case may be, in the following month.

(ii)  In Cash. If NEWMONT and/or TOTAL, as the case may be, elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by SEABRIDGE. For purposes of calculating the cash amount due to SELLERS, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to SEABRIDGE by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. SEABRIDGE shall make each Production Royalty payment to be paid in cash by delivery of separate checks payable to each of NEWMONT and TOTAL and delivering such separate checks to each of NEWMONT and TOTAL at the addresses listed in this Agreement, or to such other address as NEWMONT and/or TOTAL may direct or by direct bank deposit to NEWMONT and/or TOTAL's account as NEWMONT and/or TOTAL shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(iii)   Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(d) Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, SEABRIDGE shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dot-6 or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. SEABRIDGE will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that NEWMONT and/or TOTAL has been underpaid for any provisional payment (whether in cash or "in kind"), SEABRIDGE shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If NEWMONT and/or TOTAL, as the case may be, has been overpaid in the previous calendar quarter, NEWMONT and/or TOTAL, as the case may be, shall make a payment to SEABRIDGE of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(e)  Hedginq Transactions. All profits and losses resulting from SEABRIDGE's sales of Precious Metals or Other Minerals, or SEABRIDGE's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations

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pursuant to this Agreement. All hedging transactions by SEABRIDGE and all profits or losses associated therewith, if any, shall be solely for SEABRIDGE's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by SEABRIDGE to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by SEABRIDGE to the Payor.

(f)  Comminglinq. SEABRIDGE shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by SEABRIDGE and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. SEABRIDGE shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by NEWMONT and/or TOTAL of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(g)  No Obligation to Mine. SEABRIDGE shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. SEABRIDGE shall have no obligation to SELLERS or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a) Reporting. No later than March 1 of each year, SEABRIDGE shall provide to each of NEWMONT and TOTAL with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as NEWMONT and/or TOTAL may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, each of NEWMONT and TOTAL shall have the right, upon reasonable notice to SEABRIDGE, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to SEABRIDGE's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with SEABRIDGE's activities with respect to the Property. SEABRIDGE makes no representations or warranties to SELLERS concerning any of the Data or any information contained in the annual reports, and SELLERS agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

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(b)  Right to Audit. NEWMONT and TOTAL shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by NEWMONT and TOTAL of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless NEWMONT and/or TOTAL objects to them in writing within twenty-four (24) months after receipt thereof.

(c)  Inspection. NEWMONT and TOTAL shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL's, as the case may be, exercise of inspection rights.

(d)  Investor Tours. NEWMONT and TOTAL shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of SEABRIDGE. Such investors tours shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and its invitees, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL, as the case may be, exercise of investors tour rights.

(e)  Confidentiality. NEWMONT and TOTAL shall not, without the prior written consent of SEABRIDGE, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, NEWMONT and TOTAL may disclose data or information so obtained without the consent of SEABRIDGE: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of NEWMONT and/or TOTAL's consultants or advisors; (iii) to any third party to whom NEWMONT and/or TOTAL, in good faith, anticipates selling or assigning NEWMONT and/or TOTAL's, as the case may be, interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(f)  Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), SELLERS shall not issue any press release containing technical information relating the Property except upon giving SEABRIDGE two (2) days advance written notice of the contents thereof, and SELLERS shall make any reasonable changes to such proposed press release as such changes may be timely requested by SEABRIDGE, provided, however, the SELLERS may include in any press release without notice any information previously reported by SEABRIDGE or the SELLERS. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

11. Compliance with Law. SEABRIDGE shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, SEABRIDGE shall have the right to contest any of the same if such contest does not jeopardize the Property or SELLERS' rights thereto or under this Agreement.

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1.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from SEABRIDGE's operations and activities on the Property shall be the sole property of SEABRIDGE, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, SEABRIDGE shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

2.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(e)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

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(a)

No Joint Venture Mining. Partnership Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among SEABRIDGE and SELLERS.

(b)

Time. Time is of the essence of each provision of this Agreement.

(c)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement. "hedging transactions" means as described in section 9(e).

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by the Parties with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency. "Materials" means as described in section 12. "Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9.

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"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Other Mineral(s)" means as described in section 9(b).

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively.

"Party" means any of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 4. "Transmission" means as described in section 13(i).

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

(i) Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or

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(2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., Attention: Land Dept., Facsimile: 303.837.5851.

(a)

Assignment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE a portion or all of SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDG for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(b)

Maintenance of the Property. SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

Page 28 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

(a)

Entire Aqreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

Page 29 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative [SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative [SEAL]

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative [SEAL]

SCHEDULE "A" TO THE ROYALTY AGREEMENT (Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Auq-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 31 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "C" TO THE PURCHASE AND SALE AGREEMENT
(the "Security Agreement")

NOTE. Newmont and Total may each wish to have a separate Security Agreement.

THIS INSTRUMENT OF DELIVERY effective July 26, 2002 AMONG:

SEABRIDGE GOLD INC.,, a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

(hereinafter the "Company") and

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8

(hereinafter "Newmont") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9

(hereinafter "Total")

(Newmont and Total, collectively hereinafter called the "Holder") RECITALS

WHEREAS the Company is obligated to the Holder under that certain Purchase and Sale Agreement and the Royalty Agreement, copies of which are attached hereto, respectively, as Schedule "A" and Schedule "B";

AND WHEREAS the Company has created and issued in favor of the Holder a debenture (the "Debenture") dated for reference July 26, 2002 for the principal sum of Forty Two Million United States Dollars (US$42,000,000.00), plus interest thereon at the rate of fifteen percent (15%) per annum.

AND WHEREAS the Company has agreed to deliver the Debenture to the Holder to secure payment of all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement (the "Secured Obligations").

Page 32 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

NOW THEREFORE THIS INSTRUMENT WITNESSETH that in consideration of the premises and of the sum of Ten Dollars ($10.00) now paid by the Holder to the Company (the receipt hereof is hereby acknowledged by the Company) the Company herewith delivers the Debenture to the Holder and the Company covenants and agrees with the Holder that:

1.

Until the Debenture has been discharged in accordance with its terms, the Debenture shall be and remain valid and continuing security and shall cover and secure the payment, performance and satisfaction of the Secured Obligations. So long as any Secured Obligations may arise under the Purchase and Sale Agreement or Royalty Agreement, the Debenture shall not be satisfied solely because at any time no Secured Obligations are outstanding.

2.

The Debenture is in addition to and not in substitution for any other securities now or hereafter held by the Holder and shall not merge in any other security now or hereafter held by the Holder.

3.

The records of the Holder as to payment of the Secured Obligations or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

4.

Upon the occurrence of an Event of Default the Holder may enforce and realize on the Debenture or any part or parts thereof in any order it desires and any realization by any means upon any security shall not bar realization upon any other security.

5.

Any monies realized from the enforcement or realization of or on the Debenture may be applied on such part or parts of the Secured Obligations as the Holder may see fit notwithstanding any previous application.

6.

The Holder may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Company and with other persons and securities as the Holder may see fit, without prejudice to the liability of the Company to the Holder or the Holder's right to hold, deal with, enforce and realize on the Debenture.

7.

All expenses incurred by the Holder in recovering or enforcing payment of the Secured Obligations or any part or parts thereof, or realizing upon the Debenture, including expenses of taking possession, protecting and realizing upon any property subject to the charge of the Debenture, shall be added to and shall be deemed to be a part of the Secured Obligations and secured by the Debenture.

8.

The interest of Newmont or Total in the Debenture and this Instrument of Delivery may only be assigned by Newmont or Total, as the case may be, as part of any assignment of the interest of Newmont or Total, as the case may be, in the Secured Obligations.

Notwithstanding any of the foregoing provisions of this Instrument or the provisions of the Debenture, the Holder agrees that: (a) in dealing with, enforcing and realizing on the Debenture, the Holder shall not claim under the Debenture at any time any greater amount in respect of principal, interest and other monies thereunder than the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; (b) notwithstanding that the principal amount of the Debenture is expressed to bear interest from the date of the Debenture, the Holder shall not claim any amount by way of interest under the Debenture in excess of the amount of interest accruing and unpaid from time to time on the Secured Obligations in accordance with the terms of the Secured Obligations; (c) notwithstanding that the Debenture is expressed to be payable on demand, the Holder will not make demand for any amount thereunder unless and until an Event of Default has occurred and shall make such demand only for the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; and (d) at any time after payment of all of the Secured Obligations owing

Page 33 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

from time to time by the Company to the Holder, the Holder shall, forthwith on the written request of the Company and upon payment of all fees, charges, expenses and solicitors' fees incurred by the Holder, deliver the Debenture to the Company and execute and deliver to the Company such releases and discharges or other instruments as shall be requisite to discharge the Debenture and the security thereof.

Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Debenture.

This Instrument shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF this Instrument has been duly executed by the Company, Newmont and Total effective as of the date first above written.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

Page 34 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "A" TO THE INSTRUMENT OF DELIVERY
(the "Purchase and Sale Agreement")

SCHEDULE "B" TO THE INSTRUMENT OF DELIVERY
(the "Royalty Agreement")

DEBENTURE Dated for reference July 26, 2002.

SEABRIDGE GOLD INC., a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

(the "Company")

Demand Debenture

US$42,000,000.00

1.

For value received the Company will on demand pay to NEWMONT CANADA LIMITED, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8 ("NEWMONT") and TOTAL RESOURCES (CANADA) LIMITED, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9 ("TOTAL") in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL (collectively, the "Holder") or at such other place or places as the Holder may from time to time direct, the principal sum of Forty Two Million United States Dollars (US$42,000,000.00) together with interest thereon at a rate of fifteen percent (15%) per annum.

2.

Subject to the exception as to leaseholds set out in section 3 hereof, as security for payment of the principal sum, interest, interest on overdue interest and other monies from time to time owing hereunder and for the performance and observance of all the Company's obligations and covenants hereof the Company hereby grants, mortgages, charges, pledges, assigns and conveys as and by way of a fixed and specific mortgage, pledge and charge to and in favor of the Holder and grants to the Holder a security interest in the Property, the Additional Property, the Products and the Proceeds.

3.

The last day of any term created by any lease of real property or agreement therefor is hereby excepted out of the charge created by this Debenture but the Company shall stand possessed of a reversion thereof remaining upon trust for the Holder to assign and dispose thereof as the Holder shall direct.

4.

Any notice required to be given in connection with this Debenture shall be given in accordance with the provisions for notices set out in the Royalty Agreement.

5.

This Debenture has been issued and delivered by the Company to the Holder pursuant to an Instrument of Delivery effective July 26, 2002, which Instrument of Delivery contains various restrictions more particularly set out therein on the rights of the Holder with respect to this Debenture, including without limitation restrictions on the amount to be claimed hereunder and restrictions on the ability to demand payment hereunder. To the extent any such provisions of the Instrument of Delivery modify or conflict with the provisions of this Debenture, the provisions of the Instrument of Delivery shall govern. Pursuant to the Instrument of Delivery, the interest of Newmont or Total in this Debenture may only be assigned as part of an assignment of the interest of Newmont or Total, as the case may be, in the Instrument of Delivery and the Secured Obligations.

6.

This Debenture is issued subject to and with the benefit of the following conditions, each and all of which form part of this Debenture.

CONDITIONS TO DEBENTURE

1. The Company warrants and represents to the Holder that: (a) this Debenture is issued in accordance with resolutions of the Directors of the Company and all other matters and things have been done and performed so as to authorize and make the execution, creation and issuance of this Debenture legal and valid and in accordance with the requirements of the laws relating to the Company and all other statutes and laws in that behalf; (b) as of July 26, 2002 the Company has not taken any action or made any agreement which would cause title to the Mortgaged Property not to be free from all security interests, mortgages, pledges, liens, charges and encumbrances whatsoever, except Permitted Encumbrances, and (c) its chief executive office is situate at 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

1.

The Company hereby covenants and agrees with the Holder that it will defend the Company's title to the Mortgaged Property against the claims and demands of all persons, will observe and perform all covenants, terms and conditions upon or under which any of the Mortgaged Property is secured, held or leased and will pay or cause to be paid as or before they become due all rents and other sums payable pursuant to any lease or any charge of or affecting any of the Mortgaged Property.

2.

Except as otherwise specifically permitted by this Debenture or the Royalty Agreement, the Company shall not without the prior written consent of the Holder: (a) grant, create, assume or permit to exist any security interest, mortgage, pledge, charge, assignment, lien or other encumbrance, except Permitted Encumbrances, whether fixed or floating, upon the whole or any part of the Mortgaged Property; (b) allow any taxes, rates, levies or assessments, ordinary or extraordinary government fees or duties lawfully levied, assessed or imposed upon the Mortgaged Property to remain unpaid; (c) allow any debts and obligations to laborers, workers, employees, workers' compensation boards or others to remain unpaid if the same, if unpaid, would have priority over the security hereby created or any part thereof; (d) sell, lease or otherwise dispose of any of the Mortgaged Property, provided that, so long as no Event of Default has occurred and is continuing, the Company may sell, lease or otherwise dispose of Products, and use the Proceeds of such sale, lease or disposition, in the ordinary course of business, free of the security hereof; (e) change its name or the location of its chief executive office without giving 30 days prior written notice to the Holder; or (f) merge, amalgamate or enter into any other transaction whereby all of its property and assets could become vested in another person (provided that the Holder shall not unreasonably withhold its consent to such merger, amalgamation or transaction so long as it is satisfied, acting reasonably, that the successor arising from such merger, amalgamation or transaction is bound by the terms hereof and of the Secured Obligations and that the enforceability or priority of this Debenture and the security hereof will not be adversely affected).

3.

The Company shall at all times during the currency of this Debenture: (a) maintain and keep in proper order, repair and condition the Mortgaged Property and allow the Holder to inspect the Mortgaged Property at all reasonable times; and (b) advise the Holder forthwith of any acquisition by the Company of any Additional Property.

4.

(a) The principal sum, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon demand by the Holder or, unless waived by the Holder, upon the occurrence of an Event of Default. (b) The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligation.

Page 38 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

1.

At any time after the security hereby constituted has become enforceable, the Holder shall have the right and power: (a) to enter, take possession of, collect, get in and use all or any part or parts of the Mortgaged Property with power to exclude the Company and its respective agents and servants therefrom and for such purpose to take any proceedings in the name of the Company or otherwise; (b) to preserve, maintain and repair the Mortgaged Property and make such replacements thereof and additions thereto as the Holder shall deem judicious; (c) either before or after entry to sell and dispose of or lease the Mortgaged Property, either as a whole or in parts, by public or private sale, and also to rescind or vary any contract of sale that was entered into and resell with or under any of the powers conferred hereunder and adjourn any sale from time to time and execute and deliver to the purchaser or purchasers of the whole or any part of the Mortgaged Property a sufficient deed or deeds therefor, the Holder being herein constituted the irrevocable attorney of the Company to sell the Mortgaged Property and to execute a deed or deeds and a sale made as aforesaid shall perpetually bar, both at law and in equity, the Company and all other persons from claiming the whole or any part of the Mortgaged Property. Subject to the claims of third parties, the proceeds of sale shall be applied firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, any surplus shall be paid to the Company.

2.

At any time after the security hereby constituted has become enforceable the Holder may appoint by writing a receiver or receiver-manager (herein called the "Receiver") of the Mortgaged Property and may from time to time remove any Receiver so appointed and appoint another in his stead. The Receiver shall have power: (a) to take possession of and to collect and get in and use the Mortgaged Property and for those purposes to enter the Mortgaged Property and to act, in respect of the Mortgaged Property only, in the name of the Company or otherwise as the Receiver considers necessary; (b) to carry on or concur in carrying on the business of the Company, in respect of the Mortgaged Property only, and to employ and discharge any persons in respect thereof upon the terms and at the remuneration the Receiver considers proper; (c) to keep in repair the Mortgaged Property and to do all necessary things to carry on the business of the Company, in respect of the Mortgaged Property only, and to protect the Mortgaged Property; (d) to make any arrangement or compromise, in respect of the Mortgaged Property only, which the Receiver considers expedient in the interests of the Holder; (e) to borrow money to maintain the whole or any part of the Mortgaged Property; (f) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property; in exercising the Receiver's foregoing power to sell or lease the Mortgaged Property the Receiver may in his absolute discretion (i) sell the whole or part of the Mortgaged Property at public auction, by public or private tender, or by private sale; (ii) effect a sale or lease by conveying in the name of or on behalf of the Company or otherwise; (iii) make any stipulation as to title or conveyance or commencement of title; (iv) rescind or vary any contract of sale or lease; (v) resell or release without being answerable for any loss occasioned thereby; (vi) sell on terms as to credit as shall appear to be most advantageous to the Receiver and if a sale is on credit the Receiver shall not be accountable for any monies until actually received; (vii) make any arrangements or compromises which the Receiver shall think expedient; and for the purposes aforesaid the Company hereby empowers the Receiver so appointed as its attorney to execute deeds, contracts, agreements or other documents on its behalf, in respect of the Mortgaged Property only, in any place under the Receiver's seal and the same shall bind the Company and have the same effect as if such deeds were under the Company's common seal.

3.

No purchaser at any sale purporting to be made by the Receiver pursuant to the aforesaid power shall be bound to inquire whether any notice required hereunder has been given, or as to the necessity or expediency of the sale or the stipulations subject to which it is made, or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues, or notice that the sale is otherwise unnecessary, improper or irregular, and despite any impropriety or irregularity, or notice thereof to any purchaser, the sale as regards that purchaser shall be deemed to be within the aforesaid powers and be valid accordingly and the

Page 39 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

remedy, if any, of the Company in respect of any impropriety or irregularity whatsoever in any sale by the Receiver shall be in damages only.

1.

The net profit of the business and the net proceeds of any disposal of the Mortgaged Property shall be applied by the Receiver subject to the claims of third parties, firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, and any surplus shall be paid to the Company.

2.

The Receiver shall not be liable for any loss unless it is caused by the Receiver's own negligence or willful default. The Receiver shall be considered to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts, defaults and remuneration.

3.

The Holder may but shall not be obliged to pay and satisfy any monies or do any acts or things which the Company is required to do hereunder or under any security collateral hereto upon the Company's failure to do so and the amount so paid or the costs and expenses so incurred and all costs, fees or commissions in connection with the collection of monies due hereunder or enforcement of the security hereby granted may be paid and satisfied from any unadvanced portion of the monies to be advanced hereunder or otherwise and any amount paid by the Holder shall be repayable forthwith and shall bear interest at the rate provided for interest on the principal sum and shall be secured by the charges herein contained; provided however that so long as the validity of any tax, lien or fine is in good faith contested by the Company, the Holder shall not pay the same if the Company shall satisfy the Holder and, if required, furnish security satisfactory to the Holder, that such contestation will involve no forfeiture of any part of the Mortgaged Property.

4.

This Debenture and the charges hereby created shall be and remain valid and continuing security for the indebtedness and liability of the Company to the Holder hereunder.

5.

This Debenture is in addition to and not in substitution for any other security which the Holder now or from time to time may hold or take from the Company. Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Company to pay the principal, interest and other monies secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture. All rights and remedies of the Holder hereunder shall be cumulative and no remedy herein conferred or renewed is intended to be exclusive but shall be in addition to every other remedy given hereunder.

6.

The Company shall forthwith and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered or make all reasonable efforts to obtain all and every such further acts, deeds, mortgages, assignments, transfers, consents, waivers, assurances or indentures supplemental hereto as the Holder shall reasonably require for the better assuring, mortgaging, assigning and confirming unto or vesting in the Holder all and singular the Mortgaged Property charged or intended so to be or which the Company may hereafter become bound to mortgage and charge in favor of the Holder or for the better accomplishing and effectuating the intention of this Debenture.

7.

Without limitation of the provisions of condition 14, hereof: (a) in the event the Company shall acquire legal title to any of the Additional Property, the Company shall, at the request of the Holder, execute and deliver all such documents and do all such things as may be required to permit registration of the security hereof in any office of public record with respect to such Additional Property; and (b) in the event that a person other than the Company shall hold legal title to any of the

Page 40 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

Additional Property for the benefit of the Company, the Company shall deliver to such person such notice or other evidence of the interest of the Holder in the Mortgaged Property, and obtain and deliver to the Holder such acknowledgements by such person of such interest of the Holder, as the Holder may reasonably require.

1.

This Debenture shall be construed in accordance with the laws of the Northwest Territories of Canada.

2.

Time shall be of the essence of this Debenture.

3.

If a provision of this Debenture is wholly or partially invalid, at the option of the Holder, this Debenture shall be interpreted as if the invalid portion had not been a part thereof.

4.

As specified in section 5 of this Debenture, assignment of this Debenture is limited, as more particularly provided in the Instrument of Delivery. This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Company and its successors and assigns. The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

5.

In this Debenture the following terms shall have the following meanings:

"Additional Property" means all of the Company's presently owned or hereafter acquired right, title and interest in and to any mining claim, license, lease, grant, concession, permit, patent or other mineral property or other rights or interest located wholly or partly within the Area of Interest.

"Area of Interest" means all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

"Event of Default" means any one of the following events: (a) if a default is made by the Company in paying any of the Secured Obligations to the Holder when due and such default is not remedied within thirty (30) days; (b) if a default is made by the Company in performance or observance of any other term of this Debenture and, if such default is capable of remedy, is not remedied within thirty (30) days of notice thereof by the Holder to the Company; (c) if any representation or warranty of the Company contained in this Debenture is found to be untrue in any material adverse respect; (d) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have not been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same; and (e) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up,

Page 41 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same, and thereafter Holder receives notice of or otherwise becomes aware of any person taking steps to sell all or any part of the Property or the Additional Property.

"Mortgaged Property" wherever used herein means and includes all the undertakings and other properties and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto to be, or intended to be, mortgaged, pledged or charged or made the subject of a security interest under this Debenture.

"Permitted Encumbrances" means: (a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested in good faith by the Company; (b) undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Company or which relate to obligations not due or delinquent; (c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof; (d) the encumbrance resulting from the deposit of cash or obligations as security when the Company is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs of litigation when required by law; (e) security given to a public utility or any governmental or public authority when required in connection with the operations of the Company; (f) easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Company of the lands subject to such easements, rights or servitudes; (g) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown; (h) any encumbrances consented to in writing as a Permitted Encumbrance by the Holder; and (i) the Royalty Agreement.

"Proceeds" means all present and after acquired goods, chattel paper, money, securities, documents of title, instruments, intangibles or other property of the Company derived, directly or indirectly, from any dealing with any of the Mortgaged Property or proceeds of Mortgaged Property.

"Products" means all right, title and interest of the Company now held or hereafter acquired in and to all ores, minerals and mineral resources produced from any of the Property and the Additional Property.

"Property" means all right, title and interest of the Company now held or hereafter acquired in and to the mining leases described in Schedule "A" hereto, including without limitation any amendments, supplements, renewals and replacements of such mining leases.

"Purchase and Sale Agreement" means the purchase and sale agreement effective July 16, 2002 among the Company and the Holder.

Page 42 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

"Royalty" means the production royalties granted pursuant to the Royalty Agreement.

"Royalty Agreement" means the royalty agreement effective July 26, 2002 made among the Company and the Holder.

"Secured Obligations" means all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement.

TO HAVE AND TO HOLD the same unto and to the use and benefit of the Holder for the uses and purposes and with the powers and authority and subject to the terms and conditions set forth in this Debenture.

IN WITNESS WHEREOF this Debenture has been duly executed by the Company effective as of the date first written above.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

Page 43 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "A" TO THE DEBENTURE

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 44 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "D" TO THE PURCHASE AND SALE AGREEMENT
(the "Assignment of Mining Leases")

ASSIGNMENT OF MINING LEASES
(With a Company Seal)

Newmont Canada Limited, a body corporate, incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, being the holder of 100% of the Mining Lease numbers described on Schedule "A", in consideration of the sum of $10.00, payment of which is hereby acknowledged by Newmont Canada Limited, hereby transfers 100% of the Mining Lease Numbers described on Schedule "A" unto Seabridge Gold Inc., a body corporate, incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, and holder of Prospector's License

The Post Address of Seabridge Gold Inc. is: Seabridge Gold Inc.

172 King Street East, 3rd Floor

Toronto, Ontario M5A 1 J3 CANADA

Phone   416-367-9292

Fax

416-367-2711 Dated

July 26, 2002

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative [SEAL]

Encl. CAD$425.00 (CAD$25.00 per Mining Lease)

Page 45 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "A" TO THE ASSIGNMENT OF MINING LEASES

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 46 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

NEWMONT ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS NEWMONT ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date")

BETWEEN:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

5073 N.W.T. LIMITED, a corporation incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "BUYER")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to Total Resources (Canada) Limited) ("TOTAL") (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) NEWMONT and TOTAL have sold, transferred and assigned to BUYER all of their right, title, interest and obligations in and to the

Property; (b) BUYER has purchased all of the NEWMONT and TOTAL's right, title, interest and obligations in and to the Property, (c) NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for each of NEWMONT and TOTAL to receive a perpetual production royalty on 100% of the Property and the Area of Interest, (d) Seabridge Gold Inc. ("SEABRIDGE") paid to NEWMONT a Cash Payment before assigning its rights in the Property to its wholly owned subsidiary, and (e) BUYER has (i) agreed to grant to NEWMONT a Royalty, and (ii) agreed to pay to NEWMONT certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) NEWMONT has sold, transferred and assigned to BUYER all of its right, title, interest and obligations in and to the Property; and (b) BUYER has purchased all of NEWMONT's right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date BUYER has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for NEWMONT to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, (a) SEABRIDGE has, on the Effective Date, paid to NEWMONT a cash payment of One Million Two Hundred Seventy Five Thousand United States Dollars (US$1,275,000), free and clear of any taxes ("Cash Payment") before assigning its rights in the Property to its wholly-owned subsidiary; and (b) BUYER has executed and delivered to NEWMONT this Agreement setting out the terms of a one and two-one hundredths percent (1.02%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) BUYER has additionally under the Purchase and Sale Agreement agreed to (i) pay to NEWMONT a further sum of Seven Hundred Sixty Five Thousand United States Dollars (US$765,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to NEWMONT a further sum of Seven Hundred Sixty Five Thousand United States Dollars (US$765,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, BUYER has agreed to pay to NEWMONT the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that BUYER (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest (the "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

4.

1.

Registration on Title. The Parties agree that following the Effective Date (a) BUYER shall immediately register title to the Property in BUYER's name by filing the Assignment of Mining Leases; and (b) NEWMONT may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect NEWMONT's right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time BUYER or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event BUYER or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to NEWMONT with respect to such rights or interests so acquired shall be reduced by Fifty-One percent (51%) of the amount of such royalty obligation, provided, however, NEWMONT's Royalty shall in no event be less than a fifty-one one hundredths of one percent (0.51%) net smelter returns production royalty. BUYER shall give written notice to NEWMONT within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as BUYER or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

Payments to NEWMONT. All payments to NEWMONT pursuant to this Agreement shall be made by BUYER to NEWMONT. Payments to TOTAL pursuant to the Purchase and Sale Agreement shall be made pursuant to a separate royalty agreement.

5.

Assumption of Liabilities; Indemnifications by BUYER. Under the Purchase and Sale Agreement BUYER has agreed to assume all right, title, interest and liabilities of NEWMONT in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, BUYER shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement BUYER has agreed to indemnify and save harmless NEWMONT from any loss, cost or liability (including reasonable legal fees) arising from a claim against NEWMONT in respect of: (a) any failure by BUYER to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by BUYER which results

6.

in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against NEWMONT in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

9. Royalty Calculations and Payments. BUYER shall pay NEWMONT a perpetual production royalty of one and two-one hundredths percent (1.02%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by BUYER or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from dare or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by BUYER's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount BUYER would have incurred if such refining were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such refining. In the event BUYER receives insurance proceeds for loss of production of Precious Metals, BUYER shall pay to NEWMONT the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount BUYER would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such smelting and refining. In the event BUYER receives insurance proceeds for loss of production of Other Minerals, BUYER shall pay to NEWMONT the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made to NEWMONT as follows:

(i) Royalty In Kind. NEWMONT may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by NEWMONT and delivered to BUYER on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to NEWMONT as it is then being paid. As of the date of this Agreement, NEWMONT elects to receive its Production Royalty on Precious Metals "in kind". Royalties on Other Minerals shall not be payable "in kind". (1) If NEWMONT elects to receive its Production Royalty for Precious Metals in "in kind", NEWMONT shall open a bullion storage account at each refinery or mint designated by BUYER as a possible recipient of refined bullion in which NEWMONT owns an interest. NEWMONT shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and BUYER shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into NEWMONT's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, BUYER shall deliver written instructions to the mint or refinery, with a copy to NEWMONT directing the mint or refinery to deliver refined bullion due to NEWMONT in respect of the Production Royalty, by crediting to NEWMONT's account the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon NEWMONT's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to NEWMONT under this Agreement shall pass to NEWMONT at the time such bullion is credited to NEWMONT at the mint or refinery. (5) NEWMONT agrees to hold harmless BUYER from any liability imposed as a result of the election of NEWMONT to receive Production Royalty "in kind" and from any losses incurred as a result of NEWMONT's trading and hedging activities. NEWMONT assumes all responsibility for any shortages which occur as a result of NEWMONT's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by BUYER for transportation, smelting or other deductible costs, NEWMONT shall remit to BUYER full payment for such charges.

If NEWMONT does not pay such charges when due, BUYER shall have the right, at its election, with NEWMONT's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to NEWMONT in the following month.

(i)

In Cash. If NEWMONT elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by BUYER. For purposes of calculating the cash amount due to NEWMONT, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to BUYER by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. BUYER shall make each Production Royalty payment to be paid in cash by delivery of a check payable to NEWMONT and delivering such check to NEWMONT at the address listed in this Agreement, or to such other address as NEWMONT may direct or by direct bank deposit to NEWMONT's account as NEWMONT shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(a)

Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, BUYER shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dare or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. BUYER will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that NEWMONT has been underpaid for any provisional payment (whether in cash or "in kind"), BUYER shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If NEWMONT has been overpaid in the previous calendar quarter, NEWMONT shall make a payment to BUYER of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(b)

Hedging Transactions. All profits and losses resulting from BUYER's sales of Precious Metals or Other Minerals, or BUYER's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by BUYER and all profits or losses associated therewith, if any, shall be solely for BUYER's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by BUYER to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average

(c)

monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by BUYER to the Payor.

(a)

Commingling. BUYER shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by BUYER and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. BUYER shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by NEWMONT of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(b)

No Obligation to Mine. BUYER shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. BUYER shall have no obligation to NEWMONT or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a)

Reporting. No later than March 1 of each year, BUYER shall provide to NEWMONT with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as NEWMONT may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, NEWMONT shall have the right, upon reasonable notice to BUYER, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to BUYER's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with BUYER's activities with respect to the Property. BUYER makes no representations or warranties to NEWMONT concerning any of the Data or any information contained in the annual reports, and NEWMONT agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(b)

Right to Audit. NEWMONT shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by NEWMONT of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless NEWMONT objects to them in writing within twenty-four (24) months after receipt thereof.

(c)

Inspection. NEWMONT shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of NEWMONT and NEWMONT shall indemnify BUYER from any liability caused by NEWMONT's exercise of inspection rights.

(d)

Investor Tours. NEWMONT shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of BUYER. Such investors tours shall be at the sole risk of NEWMONT and its invitees, and NEWMONT shall indemnify BUYER from any liability caused by NEWMONT's exercise of investors tour rights.

(e)

Confidentiality. NEWMONT shall not, without the prior written consent of BUYER, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, NEWMONT may

(f)

disclose data or information so obtained without the consent of BUYER: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of NEWMONT's consultants or advisors; (iii) to any third party to whom NEWMONT, in good faith, anticipates selling or assigning NEWMONT's interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(f) Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Party prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), NEWMONT shall not issue any press release containing technical information relating the Property except upon giving BUYER two (2) days advance written notice of the contents thereof, and NEWMONT shall make any reasonable changes to such proposed press release as such changes may be timely requested by BUYER, provided, however, the NEWMONT may include in any press release without notice any information previously reported by BUYER or NEWMONT. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

1.

Compliance with Law. BUYER shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, BUYER shall have the right to contest any of the same if such contest does not jeopardize the Property or NEWMONT's rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from BUYER's operations and activities on the Property shall be the sole property of BUYER, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, BUYER shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in

(e)

accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(a)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(b)

No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among BUYER and NEWMONT.

(c)

Time. Time is of the essence of each provision of this Agreement.

(d)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"BUYER" shall include all of BUYER's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement. "hedging transactions" means as described in section 9(e).

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by NEWMONT and TOTAL with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency. "Materials" means as described in section 12. "Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9.

"NEWMONT" shall include all of NEWMONT's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Other Mineral(s)" means as described in section 9(b). "Parties" means NEWMONT and BUYER collectively. "Party" means either of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the NEWMONT now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which NEWMONT is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"Security Agreement" means the agreements provided for in section 4, which, for purposes of this Agreement shall include but shall not be limited to (a) an "Instrument of Delivery", and (b) a "Debenture".

"Transmission" means as described in section 13(i).

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., Attention: Land Dept., Facsimile: 303.837.5851.

(b)

Assignment. (a) If BUYER desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, BUYER shall promptly notify NEWMONT of its intentions in order that NEWMONT may consider the possible acquisition from BUYER a portion or all of BUYER's interest in the Property. (b) Except as otherwise provided herein, BUYER may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by BUYER of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with NEWMONT to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of BUYER and BUYER, only subsequent to the signing of a definitive agreement as between NEWMONT and such assignee, shall BUYER be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof. Any rights, interests or obligations of BUYER in or with respect to the Purchase and Sale Agreement, the Property or this Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of BUYER and BUYER shall not be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof and NEWMONT may continue to look to BUYER for performance with respect thereto. (c) NEWMONT shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(c)

Maintenance of the Property. BUYER shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, BUYER may elect to abandon any part or parts of the Property by giving notice to NEWMONT of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, BUYER's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by BUYER. If requested by NEWMONT BUYER shall execute documents transferring to NEWMONT title to any part or parts of the Property which BUYER is abandoning, provided, however, if TOTAL also requests such transfer BUYER shall transfer a Fifty-One percent (51%) interest in such title to NEWMONT. In the event that BUYER gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period BUYER's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

(a)

Entire Aqreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Lanquage. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By: /s/
Title: Vice President
Date: 7 – 22 - 02

Its Authorized Representative

 [SEAL]

5073 N.W.T. LIMITED

By: /s/
Title: President
Date: July 26, 2002

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE NEWMONT ROYALTY AGREEMENT

(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

TOTAL ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS TOTAL ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date") BETWEEN:

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act

Suite 810, 202 6th Avenue S.W.

Calgary, Alberta, Canada T2P 2R9

Facsimile: 403.571.7595

(hereinafter "TOTAL") and

5073 N.W.T. LIMITED, a corporation incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "BUYER")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to Total Resources (Canada) Limited) ("TOTAL") (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) NEWMONT and TOTAL have sold,

Page 1 total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

transferred and assigned to BUYER all of their right, title, interest and obligations in and to the Property; (b) BUYER has purchased all of the NEWMONT and TOTAL's right, title, interest and obligations in and to the Property, (c) NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for each of NEWMONT and TOTAL to receive a perpetual production royalty on 100% of the Property and the Area of Interest, (d) Seabridge Gold Inc. ("SEABRIDGE") paid to TOTAL a Cash Payment before assigning its rights in the Property to its wholly owned subsidiary, and (e) BUYER has (i) agreed to grant to TOTAL a Royalty, and (ii) agreed to pay to TOTAL certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) TOTAL has sold, transferred and assigned to BUYER all of its right, title, interest and obligations in and to the Property; and (b) BUYER has purchased all of TOTAL's right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date BUYER has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for TOTAL to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, (a) SEABRIDGE has, on the Effective Date, paid to TOTAL a cash payment of One Million Two Hundred Twenty Five Thousand United States Dollars (US$1,225,000), free and clear of any taxes ("Cash Payment") before assigning its rights in the Property to its wholly-owned subsidiary; and (b) BUYER has executed and delivered to TOTAL this Agreement setting out the terms of a ninety eight hundredths of one percent (0.98%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) BUYER has additionally under the Purchase and Sale Agreement agreed to (i) pay to TOTAL a further sum of Seven Hundred Thirty Five Thousand United States Dollars (US$735,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to TOTAL a further sum of Seven Hundred Thirty Five Thousand United States Dollars (US$735,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, BUYER has agreed to pay to TOTAL the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that BUYER (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest the "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

Page 2 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

1.

Registration on Title. The Parties agree that following the Effective Date (a) BUYER shall immediately register title to the Property in BUYER's name by filing the Assignment of Mining Leases; and (b) TOTAL may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect TOTAL's right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time BUYER or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event BUYER or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to TOTAL with respect to such rights or interests so acquired shall be reduced by Forty-Nine percent (49%) of the amount of such royalty obligation, provided, however, TOTAL's Royalty shall in no event be less than a forty-nine one hundredths of one percent (0.49%) net smelter returns production royalty. BUYER shall give written notice to TOTAL within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as BUYER or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

Payments to TOTAL. All payments to TOTAL pursuant to this Agreement shall be made by BUYER to TOTAL. Payments to NEWMONT pursuant to the Purchase and Sale Agreement shall be made pursuant to a separate royalty agreement.

5.

Assumption of Liabilities; Indemnifications by BUYER. Under the Purchase and Sale Agreement BUYER has agreed to assume all right, title, interest and liabilities of TOTAL in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, BUYER shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement BUYER has agreed to indemnify and save harmless TOTAL from any loss, cost or liability (including reasonable legal fees) arising from a claim against TOTAL in respect of: (a) any failure by BUYER to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by BUYER which results in a

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violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against TOTAL in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

9. Royalty Calculations and Payments. BUYER shall pay TOTAL a perpetual production royalty of ninety eight hundredths of one percent (0.98%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by BUYER or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from dore or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by BUYER's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount BUYER would have incurred if such refining were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such refining. In the event BUYER receives insurance proceeds for loss of production of Precious Metals, BUYER shall pay to TOTALthe Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs

Page 4 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

of or related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount BUYER would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such smelting and refining. In the event BUYER receives insurance proceeds for loss of production of Other Minerals, BUYER shall pay to TOTAL the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made to TOTAL as follows:

(i) Royalty In Kind. TOTAL may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by TOTAL and delivered to BUYER on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to TOTAL as it is then being paid. As of the date of this Agreement, TOTAL elects to receive its Production Royalty on Precious Metals "in cash". Royalties on Other Minerals shall not be payable "in kind". (1) If TOTAL elects to receive its Production Royalty for Precious Metals in "in kind", TOTAL shall open a bullion storage account at each refinery or mint designated by BUYER as a possible recipient of refined bullion in which TOTAL owns an interest. TOTAL shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and BUYER shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into TOTAL's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, BUYER shall deliver written instructions to the mint or refinery, with a copy to TOTAL directing the mint or refinery to deliver refined bullion due to TOTAL in respect of the Production Royalty, by crediting to TOTAL's account the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon TOTAL's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to TOTAL under this Agreement shall pass to TOTAL at the time such bullion is credited to TOTAL at the mint or refinery. (5) TOTAL agrees to hold harmless BUYER from any liability imposed as a result of the election of TOTAL to receive Production Royalty "in kind" and from any losses incurred as a result of TOTAL's trading and hedging activities. TOTAL assumes all responsibility for any shortages which occur as a result of TOTAL's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by BUYER for transportation, smelting or other deductible costs, TOTAL shall remit to BUYER full payment for such charges. If TOTAL does not pay such charges when due, BUYER shall have the

Page 5 Total-5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

right, at its election, with TOTAL's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to TOTAL in the following month.

(i)

In Cash. If TOTAL elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by BUYER. For purposes of calculating the cash amount due to TOTAL, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to BUYER by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. BUYER shall make each Production Royalty payment to be paid in cash by delivery of a check payable to TOTAL and delivering such check to TOTAL at the address listed in this Agreement, or to such other address as TOTAL may direct or by direct bank deposit to TOTAL's account as TOTAL shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(a)

Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, BUYER shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of doré or concentrates from ore, the production of refined or finished product from dot-6 or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. BUYER will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that TOTAL has been underpaid for any provisional payment (whether in cash or "in kind"), BUYER shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If TOTAL has been overpaid in the previous calendar quarter, TOTAL shall make a payment to BUYER of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(b)

Hedging Transactions. All profits and losses resulting from BUYER's sales of Precious Metals or Other Minerals, or BUYER's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by BUYER and all profits or losses associated therewith, if any, shall be solely for BUYER's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by BUYER to the Payor. (ii) Affectinq Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average

Page 6 Total – 5073-NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by BUYER to the Payor.

(a)

Commingling. BUYER shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by BUYER and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. BUYER shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by TOTAL of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(b)

  No Obligation to Mine. BUYER shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. BUYER shall have no obligation to TOTAL or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a)

Reportinq. No later than March 1 of each year, BUYER shall provide to TOTAL with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as TOTAL may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, TOTAL shall have the right, upon reasonable notice to BUYER, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to BUYER's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with BUYER's activities with respect to the Property. BUYER makes no representations or warranties to TOTAL concerning any of the Data or any information contained in the annual reports, and TOTAL agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(b)

Right to Audit. TOTAL shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by TOTAL of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless TOTAL objects to them in writing within twenty-four (24) months after receipt thereof.

(c)

Inspection. TOTAL shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of TOTAL and TOTAL shall indemnify BUYER from any liability caused by TOTAL's exercise of inspection rights.

(d)

Investor Tours. TOTAL shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of BUYER. Such investors tours shall be at the sole risk of TOTAL and its invitees, and TOTAL shall indemnify BUYER from any liability caused by TOTAL's exercise of investors tour rights.

(e)

Confidentiality. TOTAL shall not, without the prior written consent of BUYER, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, TOTAL may disclose data or information so obtained without the consent of BUYER: (i) if required for compliance with

Page 7 Total - 5073-NWT Royalty Agreement (Tundra, NW t) July 19, 2002.14

laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of TOTAL's consultants or advisors; (iii) to any third party to whomTOTAL, in good faith, anticipates selling or assigning TOTAL's interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(f) Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Party prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), TOTAL shall not issue any press release containing technical information relating the Property except upon giving BUYER two (2) days advance written notice of the contents thereof, and TOTAL shall make any reasonable changes to such proposed press release as such changes may be timely requested by BUYER, provided, however, the TOTAL may include in any press release without notice any information previously reported by BUYER or TOTAL. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

1.

Compliance with Law. BUYER shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, BUYER shall have the right to contest any of the same if such contest does not jeopardize the Property or TOTAL 's rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from BUYER's operations and activities on the Property shall be the sole property of BUYER, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, BUYER shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the

Page 8 Total — 5073 NWT Royalty Agreement ( Tundra, NWT) July 19, 2002.14

matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(a)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(b)

No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among BUYER andTOTAL.

(c)

Time. Time is of the essence of each provision of this Agreement.

(d)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"BUYER" shall include all of BUYER's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement. "hedging transactions" means as described in section 9(e).

Page 9 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by NEWMONT and TOTAL with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency. "Materials" means as described in section 12. "Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9. "Other Mineral(s)" means as described in section 9(b). "Parties" means TOTAL and BUYER collectively.

"Party" means either of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the TOTAL now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which TOTAL is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"Security Agreement" means the agreements provided for in section 4, which, for purposes of this Agreement shall include but shall not be limited to (a) an "Instrument of Delivery", and (b) a "Debenture".

"TOTAL" shall include all of TOTAL's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Transmission" means as described in section 13(i).

Page 10 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section.

(b)

Assignment. (a) If BUYER desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, BUYER shall promptly notify TOTAL of its intentions in order that TOTAL may consider the possible acquisition from BUYER a portion or all of BUYER's interest in the Property. (b) Except as otherwise provided herein, BUYER may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by BUYER of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with TOTAL to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of BUYER and BUYER, only subsequent to the signing of a definitive agreement as between TOTAL and such assignee, shall BUYER be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof. Any rights, interests or obligations of BUYER in or with respect to the Purchase and Sale Agreement, the Property or this Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of BUYER and BUYER shall not be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof and TOTAL may continue to look to BUYER for performance with respect thereto. (c) TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(c)

Maintenance of the Property. BUYER shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, BUYER may elect to abandon any part or parts of the Property by giving notice to TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, BUYER's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by BUYER. If requested by TOTAL BUYER shall execute documents transferring to TOTAL title to any part or parts of the Property which BUYER is abandoning, provided, however, if NEWMONT also requests such transfer BUYER shall transfer a Forty-Nine percent (49%) interest in such title to TOTAL. In the event that BUYER gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period BUYER's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

Page 11 Total - 5073 NWI Royalty Agreement (Tundra, NWT) July 19, 2002.14

(a)

Entire Agreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

TOTAL RESOURCES (CANADA) LIMITED

By:   /s/

Title: Director

Date:  26 July 02

Its Authorized Representative [SEAL]

5073 N.W.T. LIMITED

By:	/s/
Title:	President
Date:	July 26, 2002

Its Authorized Representative [SEAL]

Page 12 Total - 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE TOTAL ROYALTY AGREEMENT (Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 13 Total 5073 NWT Royalty Agreement (Tundra, NW1) July 19, 2002.14

ASSIGNMENT OF MINING LEASES
(With a Company Seal)

Newmont Canada Limited, a body corporate, incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, being the holder of 100% of the Mining Lease numbers described on Schedule "A", in consideration of the sum of $10.00, payment of which is hereby acknowledged by Newmont Canada Limited, hereby transfers 100% of the Mining Lease Numbers described on Schedule "A" unto 5073 N.W.T. Limited, a body corporate, incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, and holder of Prospector's License N32559.

The Post Address of 5073 N.W.T. Limited is: 5073 N.W.T. Limited

172 King Street East, 3rd Floor

Toronto, Ontario M5A 1 J3 CANADA

Phone

416-367-9292

Fax

416-367-2711

Dated July 26, 2002

NEWMONT CANADA LIMITED

By:   /s/

Title:  VICE PRESIDENT

Date:  7 – 22 – 02

Its Authorized Representative

[SEAL]

Encl. CAD$425.00 (CAD$25.

Page 1 Assignment of Mining Leases (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE ASSIGNMENT OF MINING LEASES

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 2 Assignment of Mining Leases (Tundra, NWT) July 19, 2002.14

Total Resources (Canada) Limited

3700 Canterra Tower
400 - Third Avenue S. W
Calgary, Alberta
T2P 4H2

Telephone: (403) 267-8373

July 19, 2002

BY FACSIMILE to (416) 367-2711 Seabridge Gold Inc.

172 King Street East, 3rd Floor

Toronto, Ontario

M5A 1J3

Attention:

Rudi Fronk Dear Sirs:

Re: Newmont Canada Limited, Total Resources (Canada) Limited

and Seabridge Gold Inc.

This is your authorization and direction that in respect of the above captioned that the cheque payable thereunder should be made to Macleod Dixon. LLP in trust and couriered to our Calgary office immediately on closing.

Should you have any questions or concerns, please do not hesitate to contact the undersigned.

Yours truly,

cc

Total Fina Elf E&P Canada Ltd.

Attention: Albert Boutefeu, by facsimile

cc

Newmont Mining Corporation Attention: David Dehlin, by e-mail

THIS INSTRUMENT OF DELIVERY effective July 26, 2002

BETWEEN:

5073 N.W.T. LIMITED, a company incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(hereinafter the "Company")

and

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8

(hereinafter the "Holder")

RECITALS

WHEREAS, as a result of the Company assuming the obligations of Seabridge Gold Inc. ("SEABRIDGE") under that certain Purchase and Sale Agreement effective July 26, 2002 in conjunction with an assignment to the Company of all of SEABRIDGE's rights, interests and obligations under such Purchase and Sale Agreement, the Company is obligated to the Holder under such Purchase and Sale Agreement and the Newmont Royalty Agreement, copies of which are attached hereto, respectively, as Schedule "A" and Schedule "B";

AND WHEREAS the Company has created and issued in favor of the Holder a debenture (the "Debenture") dated for reference July 26, 2002 for the principal sum of Twenty One Million Four Hundred Twenty Thousand United States Dollars (US$21,420,000.00), plus interest thereon at the rate of fifteen percent (15%) per annum.

AND WHEREAS the Company has agreed to deliver the Debenture to the Holder to secure payment of all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Newmont Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement (the "Secured Obligations").

NOW THEREFORE THIS INSTRUMENT WITNESSETH that in consideration of the premises and of the sum of Ten Dollars ($10.00) now paid by the Holder to the Company (the receipt hereof is hereby acknowledged by the Company) the Company herewith delivers the Debenture to the Holder and the Company covenants and agrees with the Holder that:

1.

Until the Debenture has been discharged in accordance with its terms, the Debenture shall be and remain valid and continuing security and shall cover and secure the payment, performance and satisfaction of the Secured Obligations. So long as any Secured Obligations may arise under the Purchase and Sale Agreement or the Newmont Royalty Agreement, the Debenture shall not be satisfied solely because at any time no Secured Obligations are outstanding.

2.

The Debenture is in addition to and not in substitution for any other securities now or hereafter held by the Holder and shall not merge in any other security now or hereafter held by the Holder.

Page 1 5073 NWT Instrument of Delivery (Newmont) (Tundra, NWT) July 19, 2002.14

1.

The records of the Holder as to payment of the Secured Obligations or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

2.

Upon the occurrence of an Event of Default the Holder may enforce and realize on the Debenture or any part or parts thereof in any order it desires and any realization by any means upon any security shall not bar realization upon any other security.

3.

Any monies realized from the enforcement or realization of or on the Debenture may be applied on such part or parts of the Secured Obligations as the Holder may see fit notwithstanding any previous application.

4.

The Holder may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Company and with other persons and securities as the Holder may see fit, without prejudice to the liability of the Company to the Holder or the Holder's right to hold, deal with, enforce and realize on the Debenture.

5.

All expenses incurred by the Holder in recovering or enforcing payment of the Secured Obligations or any part or parts thereof, or realizing upon the Debenture, including expenses of taking possession, protecting and realizing upon any property subject to the charge of the Debenture, shall be added to and shall be deemed to be a part of the Secured Obligations and secured by the Debenture.

6.

The interest of the Holder in the Debenture and this Instrument of Delivery may only be assigned by the Holder as part of any assignment of the interest of the Holder in the Secured Obligations.

Notwithstanding any of the foregoing provisions of this Instrument or the provisions of the Debenture, the Holder agrees that: (a) in dealing with, enforcing and realizing on the Debenture, the Holder shall not claim under the Debenture at any time any greater amount in respect of principal, interest and other monies thereunder than the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; (b) notwithstanding that the principal amount of the Debenture is expressed to bear interest from the date of the Debenture, the Holder shall not claim any amount by way of interest under the Debenture in excess of the amount of interest accruing and unpaid from time to time on the Secured Obligations in accordance with the terms of the Secured Obligations; (c) notwithstanding that the Debenture is expressed to be payable on demand, the Holder will not make demand for any amount thereunder unless and until an Event of Default has occurred and shall make such demand only for the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; and (d) at any time after payment of all of the Secured Obligations owing from time to time by the Company to the Holder, the Holder shall, forthwith on the written request of the Company and upon payment of all fees, charges, expenses and solicitors' fees incurred by the Holder, deliver the Debenture to the Company and execute and deliver to the Company such releases and discharges or other instruments as shall be requisite to discharge the Debenture and the security thereof.

Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Debenture.

This Instrument shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Page 2 5073 NWT Instrument of Delivery (Newmont) (Tundra, NWT) July 19, 2002.14

IN WITNESS WHEREOF this Instrument has been duly executed by the Company and the Holder effective as of the date first above written.

NEWMONT CANADA LIMITED

By:    /s/

Title:  VICE PRESIDENT

Date:  7 – 22 – 02

Its Authorized Representative

[SEAL]

5073 N.W.T. LIMITED

Title. _ President

Date:   July 26, 2002

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE INSTRUMENT OF DELIVERY
(the "Purchase and Sale Agreement")

THIS PURCHASE AND SALE AGREEMENT ("AGREEMENT") effective July 16, 2002 (the "Effective Date")

AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the

Province of Ontario

20 Eglinton Avenue West, Suite 1900

Toronto, Ontario, Canada M4R 1 K8

Facsimile: 416.488.6598

(hereinafter "NEWMONT")

and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act

Suite 810, 202 6th Avenue S.W.

Calgary, Alberta, Canada T2P 2R9

Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS")

and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia

172 King Street East, 3rd Floor

Toronto, Ontario, Canada M5A 1J3

Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS,

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owns an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owns an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on ,10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS SEABRIDGE is interested in acquiring all right, title, interest and obligations of SELLERS in and to the Property, NEWMONT is interested in selling to SEABRIDGE all right, title, interest and obligations of NEWMONT in and to the Property, subject to a net smelter returns royalty to be retained by NEWMONT with respect to the Property, and TOTAL is interested in selling to SEABRIDGE all right, title, interest and obligations of TOTAL in and to the Property, subject to a net smelter returns royalty to be retained by TOTAL with respect to the Property.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the Parties hereto hereby agree as follows:

1. Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 4(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Area of Interest" means the area described in section 6.

"Assignment of Mining Leases" means the assignment provided for in section 9 in the form attached as Schedule "D".

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 4(a).

"Closing" means the completion on the Closing Date of the transfer from SELLERS to SEABRIDGE of the Property as contemplated in this Agreement.

"Closing Date" means such date that the Closing Documents are delivered to the Parties, which date shall be no later than July 26, 2002.

"Closing Documents" means the documents described in section 9.

"Effective Date" means the date specified on the top of page one of this Agreement. "Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by the SELLERS with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively. "Party" means any of the Parties individually.

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A", including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means this Agreement; "Purchase Price" means the consideration stipulated in section 4.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Records and Data" means all books, contracts, documents, technical information and data (in paper or electronic form), maps, surveys, drill core samples and assays owned by SELLERS related to the Property.

"Royalty" means the net smelter returns royalty stipulated in section 4 and further described in the Royalty Agreement.

"Royalty Agreement" means the royalty agreements provided for in section 4 in the form attached as Schedule "B".

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 5 in the form attached as Schedule "C".

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

1.

Purchase and Sale. (a) NEWMONT shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; (b) TOTAL shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; and (c) SEABRIDGE shall and hereby covenants to purchase all of SELLERS' right, title, interest and obligations in and to the Property and the Records and Data. Commencing from and after the Effective Date SEABRIDGE shall bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Aqreement to Terminate upon Closinq. Effective on the Closing Date, the SELLERS agree that the Joint Venture and the Joint Venture Agreement shall terminate in such a manner as to provide for SELLERS to receive the Additional Cash Payments and a perpetual production royalty on 100% of the Property and the Area of Interest. NEWMONT and TOTAL have agreed and do hereby agree to waive any notice or other applicable provisions contained in the Joint Venture Agreement concerning such termination, notwithstanding anything to the contrary contained therein.

3.

1.

Purchase Price. As consideration for the purchase and sale of the Property and the Records and Data, SEABRIDGE agrees to (a) at Closing pay to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment") on the completion of Closing; and (b) execute and deliver the Royalty Agreement to the SELLERS and thereby grant to the SELLERS a two percent (2.0%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates (as further described in the Royalty Agreement) produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in the Royalty Agreement (the "Royalty");and (c) additionally (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce for the tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, SEABRIDGE shall pay to the SELLERS the balance of the Additional Cash Payments specified in section 4(c) within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest (the "Additional Cash Payments") (section 4(a), section 4(b) and section 4(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 4(b) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(b) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15%) percent per annum commencing from and after such payment due date until paid. (e) Should default be made in either of the Additional Cash Payments when due under section 4(c) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(c) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

2.

Registration on Title. The Parties agree that following Closing (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases (Schedule "D"); and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of this Agreement, the Royalty Agreement (Schedule "B"), and the Security Agreement (Schedule "C")) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

3.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or successor or assignee of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired, provided, however, if any such rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

4.

1.

Term. The Additional Cash Payments and the Royalty shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assignee of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

2.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement and the Royalty Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

3.

Closing Conditional. The completion of the Closing shall be conditional upon (a) the satisfaction by the Parties of all their respective obligations as set forth in sections 13, 14 and 15, and (b) SEABRIDGE securing the financing required to purchase the Property on or before July 26, 2002. The foregoing conditions are included in this Agreement for the sole benefit of SEABRIDGE and may be waived in whole or in part by SEABRIDGE in its sole discretion. If such conditions are not satisfied or waived by SEABRIDGE on or before July 26, 2002, this Agreement shall be of no force and effect and each of the Parties shall be released from any and all obligations hereunder. In the event that the foregoing conditions are satisfied or waived in whole or in part by SEABRIDGE on or before July 26, 2002, then the Parties shall complete the purchase and sale transaction as contemplated by the terms of this Agreement. At Closing the Parties shall deliver the following Closing Documents: (i) SEABRIDGE shall deliver to SELLERS the first installment of the Purchase Price by electronic wire transfers, certified funds or cashier's checks, the executed Royalty Agreement (Schedule "B") to be registered against title to the Property and the executed Security Agreement (Schedule "C") to be registered against title to the Property, and (ii) SELLERS shall deliver to SEABRIDGE a duly executed Assignment of Mining Leases (Schedule "D"). SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing the financing required to purchase the Property. After Closing the SELLERS shall permit SEABRIDGE reasonable to access the Records and Data and make copies of all such Records and Data at its sole cost.

4.

Property Sold and Purchased on an "As-is, Where-is" Basis. Except for the representations and warranties provided for in this Agreement, the Parties agree that the purchase and sale of the Property shall be on an "As-is, Where-is" basis. SEABRIDGE acknowledges that it has conducted such examinations of the Property and the Records and Data related to it as it has deemed necessary or appropriate and that it is not relying upon any assurances or statements of SELLERS.

5.

Taxes, Transfer Fees. SEABRIDGE shall pay directly to or make the appropriate filings with the appropriate taxing authorities in respect of all sales and transfer taxes (including land transfer taxes), registration charges and transfer fees and GST or other value added taxes applicable in respect of its purchase of the Property under this Agreement.

6.

Representations and Warranties.

(a) Representations and Warranties of NEWMONT. NEWMONT represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of NEWMONT, except for the rights of TOTAL pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under NEWMONT has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of NEWMONT, NEWMONT is listed as the sole registered owner of the Property in the records of the Mining Recorder in Yellowknife, Northwest Territories, and the legal and beneficial owner of an undivided fifty one percent (51%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under NEWMONT, such rights, titles and interests of NEWMONT are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (x) to the best knowledge of NEWMONT, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of NEWMONT; (xii) to the best knowledge of NEWMONT, NEWMONT is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by NEWMONT and constitute legal, valid and binding obligations of NEWMONT, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) NEWMONT is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of NEWMONT there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to NEWMONT, might materially and adversely affect NEWMONT's interest in the Property or the ability of NEWMONT to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against NEWMONT any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) NEWMONT makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(b) Representations and Warranties of TOTAL. TOTAL represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of TOTAL, except for the rights of NEWMONT pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under TOTAL has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of TOTAL, TOTAL is the legal and beneficial owner (although NEWMONT is the registered owner of 100% of the Property) of an undivided forty nine percent (49%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under TOTAL, such rights, titles and interests of TOTAL are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (x) to the best knowledge of TOTAL, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of TOTAL; (xii) to the best knowledge of TOTAL, TOTAL is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by TOTAL and constitute legal, valid and binding obligations of TOTAL, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) TOTAL is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of TOTAL there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to TOTAL, might materially and adversely affect TOTAL's interest in the Property or the ability of TOTAL to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against TOTAL any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) TOTAL makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(c) Representations and Warranties of SEABRIDGE. SEABRIDGE represents and warrants to each of NEWMONT and TOTAL that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the

Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on its title to the Property; (vi) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (vii) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (viii) SEABRIDGE, during its due diligence on and with respect to the Property, has not become aware of any violations of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (ix) this Agreement, and the transactions contemplated herein have been duly authorized by SEABRIDGE and this Agreement has been duly executed and delivered by SEABRIDGE and constitutes legal, valid and binding obligations of SEABRIDGE, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; and (x) SEABRIDGE is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada);

(d) Survival of Representations and Warranties. For a term of two (2) years from and after the Effective Date, (i) the representations and warranties contained herein shall survive the Closing and shall continue in full force and effect; and (ii) NEWMONT and TOTAL and SEABRIDGE each hereby covenant to and in favor of each other to indemnify and save the other harmless from and against all claims, demands, actions, causes of action, damages, losses, costs, liabilities and expenses which may be incurred by or brought against the other Party and/or which the other Party may suffer or incur as a result of, in respect of, or arising out of any breach of any representation or warranty made by it or any non-fulfillment of any covenant or obligation of it under this Agreement or the Royalty Agreement.

1.

Other Covenants of the SELLERS. Except as otherwise contemplated or permitted by this Agreement, SELLERS shall, prior to the completion of the transactions contemplated in this Agreement: (a) use commercially reasonable efforts to preserve and protect or cause to be preserved and protected all of its right, title and interest in and to the Property, until Closing; and (b) not make any modification of its ordinary course business practices in respect of its interest in the Property nor make any commitments in respect of the Property, or its right, title and interest in and to the Property.

2.

Encumbrances. During the time period between the date of execution of this Agreement and the Closing Date, SELLERS shall not suffer or permit any encumbrance, created by, through or under SELLERS, to attach to or affect the Property or its right, title and interest therein.

3.

Approvals. SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing all required third party, governmental and regulatory approvals (including any required approvals of a stock exchange), if any, in respect of the transactions contemplated in this Agreement.

4.

Other Business. NEWMONT and TOTAL and SEABRIDGE shall have the right without consulting or notifying the other to engage in and receive full benefits from other and independent business activities, whether or not competitive or in conflict with the transactions contemplated in this Agreement. The doctrine of "corporate opportunity" or "business opportunity" shall not be applied to any other transaction, activity, venture or operation of NEWMONT or TOTAL or SEABRIDGE not within the boundaries or in respect of the Property or the Area of Interest, and, except as otherwise expressly provided in other agreements between or among NEWMONT, TOTAL and SEABRIDGE, if any, none of NEWMONT, TOTAL or SEABRIDGE shall have any duty to the other with respect to any opportunity to acquire property outside of the boundaries of the Property or the Area of Interest.

1.

Assumption of Liabilities; Indemnifications by SEABRIDGE. SEABRIDGE hereby assumes all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. SEABRIDGE hereby indemnifies and saves harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

2.

Party May Waive Condition. Any Party may waive, by notice to the other Party, any condition set forth in this Agreement which is for its benefit. No waiver by a Party of any condition, in whole or in part, shall operate as a waiver of any other condition.

3.

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

4.

Expenses. Each Party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder and thereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, bankers, investment bankers, brokers, accountants or other representatives or consultants.

5.

Time. Time is of the essence of each provision of this Agreement.

6.

Notices. (a) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (i) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (ii) sent by facsimile transmission (a "Transmission") during normal business

7.

hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (b) each notice sent in accordance with this section shall be deemed to have been received: (i) on the day it was delivered; or on the same day that it was sent by fax transmission, or (ii) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., ATTN: Land Dept., Facsimile: 303.837.5851.

23.

Assignment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE of a portion or all of SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement or the Royalty Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of any of its rights and interests in or with respect to this Agreement, the Property or the Royalty Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement and the Royalty Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDGE for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

1.

Reporting. No later than March 1 of each year, SEABRIDGE shall provide SELLERS with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as SELLERS may reasonably request.

2.

Maintenance of the Property. Subsequent to Closing, SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 6 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

3.

Further Assurances. All Parties shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and other instruments, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other Party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of this Agreement, the Royalty Agreement and the Closing Documents.

1.

Public Announcements. Prior to Closing, a Party desiring to make a disclosure, statement or press release concerning this Agreement or the Royalty Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties.

2.

Number and Gender. In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

3.

Entire Agreement. This Agreement together with the Royalty Agreement and the Closing Documents constitute the entire agreement among the Parties pertaining to the subject matter hereof and supercedes all prior agreements, negotiations, discussions and understandings, written or oral, between the Parties. Except as may be specifically set forth in this Agreement, the Royalty Agreement and the Closing Documents, there are no representations, warranties, conditions or other agreements or acknowledgments, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any Party to enter into this Agreement or on which reliance is placed by any Party.

4.

Survival. The following sections shall survive the date of Closing: 2, 3, 4, 5, 6, 7, 8, 10, 11, 12 (as limited in section 12(d), 16, 17, 19, 20, 21, 22, 23, 24, 25, 26, 29, 31, 32, 33, 34 and 37.

5.

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

6.

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

7.

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.

Agreements, Representations and Warranties Are Not Joint. The covenants, agreements, representations and warranties of NEWMONT and TOTAL in this Agreement are several in proportion to their respective interests with respect to the Property and not joint and several.

9.

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

10.

Performance on Holidays. If any action is required to be taken pursuant to this Agreement on or by a specified date, which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

11.

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis sly rapportant, soient rédigés et écrits exclusivement en anglais.

12.

38. Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE PURCHASE AND SALE AGREEMENT
(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "B" TO THE PURCHASE AND SALE AGREEMENT
(the "Royalty Agreement")

NOTE: Newmont and Total may each wish to have a separate Royalty Agreement.

ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date") AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9, Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS") and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3`d Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty

Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hernia Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; (b) SEABRIDGE has purchased all of the SELLERS' right, title, interest and obligations in and to the Property, (c) the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive a perpetual production royalty on 100% of the Property and the Area of Interest, and (d) SEABRIDGE has (i) paid to the SELLERS a Cash Payment, (ii) agreed to grant to the SELLERS a Royalty, and (iii) agreed to pay to the SELLERS certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; and (b) SEABRIDGE has purchased all of SELLERS' right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date SEABRIDGE has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Aqreement Terminated. Effective on the Effective Date, the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, SEABRIDGE has (a) on the Effective Date paid to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment"); and (b) executed and delivered to the SELLERS this Agreement setting out the terms of a two percent (2.0%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) additionally under the Purchase and Sale Agreement agreed to (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however,

4.

SEABRIDGE has agreed to pay to the SELLERS the balance of the Additional Cash Payments specified in section 3(cl within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest tthe "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price") (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

1.

Registration on Title. The Parties agree that following the Effective Date (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases; and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

1.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

2.

Assumption of Liabilities; Indemnifications by SEABRIDGE. Under the Purchase and Sale Agreement SEABRIDGE has agreed to assume all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement SEABRIDGE has agreed to indemnify and save harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

3.

Royalty Calculations and Payments. SEABRIDGE shall pay SELLERS a perpetual production royalty of two percent (2%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by SEABRIDGE or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from doré or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by SEABRIDGE's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount SEABRIDGE would have incurred if such refining were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Precious Metals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(a)

For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount SEABRIDGE would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such smelting and refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Other Minerals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(b)

Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made separately to each of NEWMONT and TOTAL as follows:

(i) Royalty In Kind. Each of NEWMONT and TOTAL may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by each of NEWMONT and TOTAL and delivered to SEABRIDGE on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to NEWMONT and/or TOTAL, as the case may be, as it is then being paid. As of the date of this Agreement, NEWMONT elects to receive its Production Royalty on Precious Metals "in kind" and TOTAL elects to receive its Production Royalty on Precious Metals "in cash". Royalties on Other Minerals shall not be payable "in kind". (1) If NEWMONT and/or TOTAL elect to receive its Production Royalty for Precious Metals in "in kind", NEWMONT and/or TOTAL, as the case may be, shall open a bullion storage account at each refinery or mint designated by SEABRIDGE as a possible recipient of refined bullion in which SELLERS owns an interest. NEWMONT and/or TOTAL, as the case may be, shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and SEABRIDGE shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into NEWMONT and/or TOTAL's account, as the case may be. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, SEABRIDGE shall deliver written instructions to the mint or refinery, with a copy to NEWMONT and/or TOTAL, as the case may be, directing the mint or refinery to deliver refined bullion due to NEWMONT and/or TOTAL, as the case may be, in respect of the Production Royalty, by crediting to NEWMONT and/or TOTAL's account, as the case may be, the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon NEWMONT and/or TOTAL's, as the case may be, share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to NEWMONT and/or TOTAL, as the case may be, under this Agreement shall pass to NEWMONT and/or TOTAL, as the case may be, at the time such bullion is credited to NEWMONT and/or TOTAL's account, as the case may be, at the mint or refinery. (5) NEWMONT and/or TOTAL, as the case may be, agree(s) to hold harmless SEABRIDGE from any liability imposed as a result of the election of NEWMONT and/or TOTAL, as the case may be, to receive Production Royalty "in kind" and from any losses incurred as a result of NEWMONT and/or TOTAL's, as the case may be, trading and hedging activities. NEWMONT and/or TOTAL, as the case may be, assumes all responsibility for any shortages which occur as a result of NEWMONT and/or TOTAL's, as the case may be, anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by SEABRIDGE for transportation, smelting or other deductible costs, NEWMONT and/or TOTAL, as the case may be, shall remit to SEABRIDGE full payment for such charges. If NEWMONT and/or TOTAL, as the case may be, does not pay such charges when due, SEABRIDGE shall have the right, at its election, with SELLERS's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to NEWMONT and/or TOTAL, as the case may be, in the following month.

(i)

In Cash. If NEWMONT and/or TOTAL, as the case may be, elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by SEABRIDGE. For purposes of calculating the cash amount due to SELLERS, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to SEABRIDGE by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. SEABRIDGE shall make each Production Royalty payment to be paid in cash by delivery of separate checks payable to each of NEWMONT and TOTAL and delivering such separate checks to each of NEWMONT and TOTAL at the addresses listed in this Agreement, or to such other address as NEWMONT and/or TOTAL may direct or by direct bank deposit to NEWMONT and/or TOTAL's account as NEWMONT and/or TOTAL shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(d) Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, SEABRIDGE shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dore or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. SEABRIDGE will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that NEWMONT and/or TOTAL has been underpaid for any provisional payment (whether in cash or "in kind"), SEABRIDGE shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If NEWMONT and/or TOTAL, as the case may be, has been overpaid in the previous calendar quarter, NEWMONT and/or TOTAL, as the case may be, shall make a payment to SEABRIDGE of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(a)

Hedging Transactions. All profits and losses resulting from SEABRIDGE's sales of Precious Metals or Other Minerals, or SEABRIDGE's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by SEABRIDGE and all profits or losses associated therewith, if any, shall be solely for SEABRIDGE's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by SEABRIDGE to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by SEABRIDGE to the Payor.

(b)

Commingling. SEABRIDGE shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by SEABRIDGE and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. SEABRIDGE shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by NEWMONT and/or TOTAL of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(c)

No Obligation to Mine. SEABRIDGE shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. SEABRIDGE shall have no obligation to SELLERS or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a) Reporting. No later than March 1 of each year, SEABRIDGE shall provide to each of NEWMONT and TOTAL with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as NEWMONT and/or TOTAL may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, each of NEWMONT and TOTAL shall have the right, upon reasonable notice to SEABRIDGE, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to SEABRIDGE's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with SEABRIDGE's activities with respect to the Property. SEABRIDGE makes no representations or warranties to SELLERS concerning any of the Data or any information contained in the annual reports, and SELLERS agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(a)

Right to Audit. NEWMONT and TOTAL shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by NEWMONT and TOTAL of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless NEWMONT and/or TOTAL objects to them in writing within twenty-four (24) months after receipt thereof.

(b)

Inspection. NEWMONT and TOTAL shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL's, as the case may be, exercise of inspection rights.

(c)

Investor Tours. NEWMONT and TOTAL shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of SEABRIDGE. Such investors tours shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and its invitees, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL, as the case may be, exercise of investors tour rights.

(d)

Confidentiality. NEWMONT and TOTAL shall not, without the prior written consent of SEABRIDGE, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, NEWMONT and TOTAL may disclose data or information so obtained without the consent of SEABRIDGE: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of NEWMONT and/or TOTAL's consultants or advisors; (iii) to any third party to whom NEWMONT and/or TOTAL, in good faith, anticipates selling or assigning NEWMONT and/or TOTAL's, as the case may be, interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(e)

Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), SELLERS shall not issue any press release containing technical information relating the Property except upon giving SEABRIDGE two (2) days advance written notice of the contents thereof, and SELLERS shall make any reasonable changes to such proposed press release as such changes may be timely requested by SEABRIDGE, provided, however, the SELLERS may include in any press release without notice any information previously reported by SEABRIDGE or the SELLERS. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

(f)

1.

Compliance with Law. SEABRIDGE shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, SEABRIDGE shall have the right to contest any of the same if such contest does not jeopardize the Property or SELLERS' rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from SEABRIDGE's operations and activities on the Property shall be the sole property of SEABRIDGE, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, SEABRIDGE shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(e)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(f)

(a)

No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among SEABRIDGE and SELLERS.

(b)

Time. Time is of the essence of each provision of this Agreement.

(c)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4.

"Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement.

"hedging transactions" means as described in section 9(e).

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by the Parties with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency.

"Materials" means as described in section 12.

"Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Other Mineral(s)" means as described in section 9(b).

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively.

"Party" means any of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 4. "Transmission" means as described in section 13(i).

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., Attention: Land Dept., Facsimile: 303.837.5851.

(b)

Assiqnment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE a portion or all of

(c)

SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDGE for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(k) Maintenance of the Property. SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

(a)

Entire Agreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

(d)

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE ROYALTY AGREEMENT (Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "C" TO THE PURCHASE AND SALE AGREEMENT
(the "Security Agreement")

NOTE. Newmont and Total may each wish to have a separate Security Agreement.

THIS INSTRUMENT OF DELIVERY effective July 26, 2002

AMONG:

SEABRIDGE GOLD INC., a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

(hereinafter the "Company")

and

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1 K8

(hereinafter "Newmont") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9

(hereinafter "Total")

(Newmont and Total, collectively hereinafter called the "Holder") RECITALS

WHEREAS the Company is obligated to the Holder under that certain Purchase and Sale Agreement and the Royalty Agreement, copies of which are attached hereto, respectively, as Schedule "A" and Schedule "B";

AND WHEREAS the Company has created and issued in favor of the Holder a debenture (the "Debenture") dated for reference July 26, 2002 for the principal sum of Forty Two Million United States Dollars (US$42,000,000.00), plus interest thereon at the rate of fifteen percent (15%) per annum.

AND WHEREAS the Company has agreed to deliver the Debenture to the Holder to secure payment of all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement (the "Secured Obligations").

NOW THEREFORE THIS INSTRUMENT WITNESSETH that in consideration of the premises and of the sum of Ten Dollars ($10.00) now paid by the Holder to the Company (the receipt hereof is hereby acknowledged by the Company) the Company herewith delivers the Debenture to the Holder and the Company covenants and agrees with the Holder that:

1. Until the Debenture has been discharged in accordance with its terms, the Debenture shall be and remain valid and continuing security and shall cover and secure the payment, performance and satisfaction of the Secured Obligations. So long as any Secured Obligations may arise under the Purchase and Sale Agreement or Royalty Agreement, the Debenture shall not be satisfied solely because at any time no Secured Obligations are outstanding.

1.

The Debenture is in addition to and not in substitution for any other securities now or hereafter held by the Holder and shall not merge in any other security now or hereafter held by the Holder.

2.

The records of the Holder as to payment of the Secured Obligations or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

3.

Upon the occurrence of an Event of Default the Holder may enforce and realize on the Debenture or any part or parts thereof in any order it desires and any realization by any means upon any security shall not bar realization upon any other security.

4.

Any monies realized from the enforcement or realization of or on the Debenture may be applied on such part or parts of the Secured Obligations as the Holder may see fit notwithstanding any previous application.

5.

The Holder may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Company and with other persons and securities as the Holder may see fit, without prejudice to the liability of the Company to the Holder or the Holder's right to hold, deal with, enforce and realize on the Debenture.

6.

All expenses incurred by the Holder in recovering or enforcing payment of the Secured Obligations or any part or parts thereof, or realizing upon the Debenture, including expenses of taking possession, protecting and realizing upon any property subject to the charge of the Debenture, shall be added to and shall be deemed to be a part of the Secured Obligations and secured by the Debenture.

7.

The interest of Newmont or Total in the Debenture and this Instrument of Delivery may only be assigned by Newmont or Total, as the case may be, as part of any assignment of the interest of Newmont or Total, as the case may be, in the Secured Obligations.

Notwithstanding any of the foregoing provisions of this Instrument or the provisions of the Debenture, the Holder agrees that: (a) in dealing with, enforcing and realizing on the Debenture, the Holder shall not claim under the Debenture at any time any greater amount in respect of principal, interest and other monies thereunder than the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; (b) notwithstanding that the principal amount of the Debenture is expressed to bear interest from the date of the Debenture, the Holder shall not claim any amount by way of interest under the Debenture in excess of the amount of interest accruing and unpaid from time to time on the Secured Obligations in accordance with the terms of the Secured Obligations; (c) notwithstanding that the Debenture is expressed to be payable on demand, the Holder will not make demand for any amount thereunder unless and until an Event of Default has occurred and shall make such demand only for the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; and (d) at any time after payment of all of the Secured Obligations owing from time to time by the Company to the Holder, the Holder shall, forthwith on the written request of the Company and upon payment of all fees, charges, expenses and solicitors' fees incurred by the Holder, deliver the Debenture to the Company and execute and deliver to the Company such releases and discharges or other instruments as shall be requisite to discharge the Debenture and the security thereof.

Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Debenture.

This Instrument shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF this Instrument has been duly executed by the Company, Newmont and Total effective as of the date first above written.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

SCHEDULE "A" TO THE INSTRUMENT OF DELIVERY
(the "Purchase and Sale Agreement")

Page 31 Newmont/Total-Seabndge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

SCHEDULE "B" TO THE INSTRUMENT OF DELIVERY
(the "Royalty Agreement")

DEBENTURE Dated for reference July 26, 2002.

SEABRIDGE GOLD INC., a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

(the "Company")

Demand Debenture

US$42,000,000.00

1.

For value received the Company will on demand pay to NEWMONT CANADA LIMITED, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8 ("NEWMONT") and TOTAL RESOURCES (CANADA) LIMITED, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9 ("TOTAL") in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL (collectively, the "Holder") or at such other place or places as the Holder may from time to time direct, the principal sum of Forty Two Million United States Dollars (US$42,000,000.00) together with interest thereon at a rate of fifteen percent (15%) per annum.

2.

Subject to the exception as to leaseholds set out in section 3 hereof, as security for payment of the principal sum, interest, interest on overdue interest and other monies from time to time owing hereunder and for the performance and observance of all the Company's obligations and covenants hereof the Company hereby grants, mortgages, charges, pledges, assigns and conveys as and by way of a fixed and specific mortgage, pledge and charge to and in favor of the Holder and grants to the Holder a security interest in the Property, the Additional Property, the Products and the Proceeds.

3.

The last day of any term created by any lease of real property or agreement therefor is hereby excepted out of the charge created by this Debenture but the Company shall stand possessed of a reversion thereof remaining upon trust for the Holder to assign and dispose thereof as the Holder shall direct.

4.

Any notice required to be given in connection with this Debenture shall be given in accordance with the provisions for notices set out in the Royalty Agreement.

5.

This Debenture has been issued and delivered by the Company to the Holder pursuant to an Instrument of Delivery effective July 26, 2002, which Instrument of Delivery contains various restrictions more particularly set out therein on the rights of the Holder with respect to this Debenture, including without limitation restrictions on the amount to be claimed hereunder and restrictions on the ability to demand payment hereunder. To the extent any such provisions of the Instrument of Delivery modify or conflict with the provisions of this Debenture, the provisions of the Instrument of Delivery shall govern. Pursuant to the Instrument of Delivery, the interest of Newmont or Total in this Debenture may only be assigned as part of an assignment of the interest of Newmont or Total, as the case may be, in the Instrument of Delivery and the Secured Obligations.

6.

This Debenture is issued subject to and with the benefit of the following conditions, each and all of which form part of this Debenture.

CONDITIONS TO DEBENTURE

1. The Company warrants and represents to the Holder that: (a) this Debenture is issued in accordance with resolutions of the Directors of the Company and all other matters and things have been done and performed so as to authorize and make the execution, creation and issuance of this Debenture legal and valid and in accordance with the requirements of the laws relating to the Company and all other statutes and laws in that behalf; (b) as of July 26, 2002 the Company has not taken any action or made any agreement which would cause title to the Mortgaged Property not to be free from all security interests, mortgages, pledges, liens, charges and encumbrances whatsoever, except Permitted Encumbrances, and (c) its chief executive office is situate at 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

1.

The Company hereby covenants and agrees with the Holder that it will defend the Company's title to the Mortgaged Property against the claims and demands of all persons, will observe and perform all covenants, terms and conditions upon or under which any of the Mortgaged Property is secured, held or leased and will pay or cause to be paid as or before they become due all rents and other sums payable pursuant to any lease or any charge of or affecting any of the Mortgaged Property.

2.

Except as otherwise specifically permitted by this Debenture or the Royalty Agreement, the Company shall not without the prior written consent of the Holder: (a) grant, create, assume or permit to exist any security interest, mortgage, pledge, charge, assignment, lien or other encumbrance, except Permitted Encumbrances, whether fixed or floating, upon the whole or any part of the Mortgaged Property; (b) allow any taxes, rates, levies or assessments, ordinary or extraordinary government fees or duties lawfully levied, assessed or imposed upon the Mortgaged Property to remain unpaid; (c) allow any debts and obligations to laborers, workers, employees, workers' compensation boards or others to remain unpaid if the same, if unpaid, would have priority over the security hereby created or any part thereof; (d) sell, lease or otherwise dispose of any of the Mortgaged Property, provided that, so long as no Event of Default has occurred and is continuing, the Company may sell, lease or otherwise dispose of Products, and use the Proceeds of such sale, lease or disposition, in the ordinary course of business, free of the security hereof; (e) change its name or the location of its chief executive office without giving 30 days prior written notice to the Holder; or (f) merge, amalgamate or enter into any other transaction whereby all of its property and assets could become vested in another person (provided that the Holder shall not unreasonably withhold its consent to such merger, amalgamation or transaction so long as it is satisfied, acting reasonably, that the successor arising from such merger, amalgamation or transaction is bound by the terms hereof and of the Secured Obligations and that the enforceability or priority of this Debenture and the security hereof will not be adversely affected).

3.

The Company shall at all times during the currency of this Debenture: (a) maintain and keep in proper order, repair and condition the Mortgaged Property and allow the Holder to inspect the Mortgaged Property at all reasonable times; and (b) advise the Holder forthwith of any acquisition by the Company of any Additional Property.

4.

(a) The principal sum, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon demand by the Holder or, unless waived by the Holder, upon the occurrence of an Event of Default. (b) The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligation.

5.

At any time after the security hereby constituted has become enforceable, the Holder shall have the right and power: (a) to enter, take possession of, collect, get in and use all or any part or parts of the Mortgaged Property with power to exclude the Company and its respective agents and servants therefrom and for such purpose to take any proceedings in the name of the Company or otherwise; (b) to preserve, maintain and repair the Mortgaged Property and make such replacements thereof and additions thereto as the Holder shall deem judicious; (c) either before or after entry to sell and dispose of or lease the Mortgaged Property, either as a whole or in parts, by public or private sale, and also to rescind or vary any contract of sale that was entered into and resell with or under any of the powers conferred hereunder and adjourn any sale from time to time and execute and deliver to the purchaser or purchasers of the whole or any part of the Mortgaged Property a sufficient deed or deeds therefor, the Holder being herein constituted the irrevocable attorney of the Company to sell the Mortgaged Property and to execute a deed or deeds and a sale made as aforesaid shall

6.

perpetually bar, both at law and in equity, the Company and all other persons from claiming the whole or any part of the Mortgaged Property. Subject to the claims of third parties, the proceeds of sale shall be applied firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, any surplus shall be paid to the Company.

1.

At any time after the security hereby constituted has become enforceable the Holder may appoint by writing a receiver or receiver-manager (herein called the "Receiver") of the Mortgaged Property and may from time to time remove any Receiver so appointed and appoint another in his stead. The Receiver shall have power: (a) to take possession of and to collect and get in and use the Mortgaged Property and for those purposes to enter the Mortgaged Property and to act, in respect of the Mortgaged Property only, in the name of the Company or otherwise as the Receiver considers necessary; (b) to carry on or concur in carrying on the business of the Company, in respect of the Mortgaged Property only, and to employ and discharge any persons in respect thereof upon the terms and at the remuneration the Receiver considers proper; (c) to keep in repair the Mortgaged Property and to do all necessary things to carry on the business of the Company, in respect of the Mortgaged Property only, and to protect the Mortgaged Property; (d) to make any arrangement or compromise, in respect of the Mortgaged Property only, which the Receiver considers expedient in the interests of the Holder; (e) to borrow money to maintain the whole or any part of the Mortgaged Property; (f) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property; in exercising the Receiver's foregoing power to sell or lease the Mortgaged Property the Receiver may in his absolute discretion (i) sell the whole or part of the Mortgaged Property at public auction, by public or private tender, or by private sale; (ii) effect a sale or lease by conveying in the name of or on behalf of the Company or otherwise; (iii) make any stipulation as to title or conveyance or commencement of title; (iv) rescind or vary any contract of sale or lease; (v) resell or release without being answerable for any loss occasioned thereby; (vi) sell on terms as to credit as shall appear to be most advantageous to the Receiver and if a sale is on credit the Receiver shall not be accountable for any monies until actually received; (vii) make any arrangements or compromises which the Receiver shall think expedient; and for the purposes aforesaid the Company hereby empowers the Receiver so appointed as its attorney to execute deeds, contracts, agreements or other documents on its behalf, in respect of the Mortgaged Property only, in any place under the Receiver's seal and the same shall bind the Company and have the same effect as if such deeds were under the Company's common seal.

2.

No purchaser at any sale purporting to be made by the Receiver pursuant to the aforesaid power shall be bound to inquire whether any notice required hereunder has been given, or as to the necessity or expediency of the sale or the stipulations subject to which it is made, or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues, or notice that the sale is otherwise unnecessary, improper or irregular, and despite any impropriety or irregularity, or notice thereof to any purchaser, the sale as regards that purchaser shall be deemed to be within the aforesaid powers and be valid accordingly and the remedy, if any, of the Company in respect of any impropriety or irregularity whatsoever in any sale by the Receiver shall be in damages only.

3.

The net profit of the business and the net proceeds of any disposal of the Mortgaged Property shall be applied by the Receiver subject to the claims of third parties, firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, and any surplus shall be paid to the Company.

4.

The Receiver shall not be liable for any loss unless it is caused by the Receiver's own negligence or willful default. The Receiver shall be considered to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts, defaults and remuneration.

5.

The Holder may but shall not be obliged to pay and satisfy any monies or do any acts or things which the Company is required to do hereunder or under any security collateral hereto upon the Company's failure to do so and the amount so paid or the costs and expenses so incurred and all costs, fees or commissions in connection with the collection of monies due hereunder or enforcement of the security hereby granted may be paid and satisfied from any unadvanced portion of the monies to be advanced hereunder or otherwise and any amount paid by the Holder shall be repayable

6.

forthwith and shall bear interest at the rate provided for interest on the principal sum and shall be secured by the charges herein contained; provided however that so long as the validity of any tax, lien or fine is in good faith contested by the Company, the Holder shall not pay the same if the Company shall satisfy the Holder and, if required, furnish security satisfactory to the Holder, that such contestation will involve no forfeiture of any part of the Mortgaged Property.

1.

This Debenture and the charges hereby created shall be and remain valid and continuing security for the indebtedness and liability of the Company to the Holder hereunder.

2.

This Debenture is in addition to and not in substitution for any other security which the Holder now or from time to time may hold or take from the Company. Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Company to pay the principal, interest and other monies secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture. All rights and remedies of the Holder hereunder shall be cumulative and no remedy herein conferred or renewed is intended to be exclusive but shall be in addition to every other remedy given hereunder.

3.

The Company shall forthwith and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered or make all reasonable efforts to obtain all and every such further acts, deeds, mortgages, assignments, transfers, consents, waivers, assurances or indentures supplemental hereto as the Holder shall reasonably require for the better assuring, mortgaging, assigning and confirming unto or vesting in the Holder all and singular the Mortgaged Property charged or intended so to be or which the Company may hereafter become bound to mortgage and charge in favor of the Holder or for the better accomplishing and effectuating the intention of this Debenture.

4.

Without limitation of the provisions of condition 14 hereof: (a) in the event the Company shall acquire legal title to any of the Additional Property, the Company shall, at the request of the Holder, execute and deliver all such documents and do all such things as may be required to permit registration of the security hereof in any office of public record with respect to such Additional Property; and (b) in the event that a person other than the Company shall hold legal title to any of the Additional Property for the benefit of the Company, the Company shall deliver to such person such notice or other evidence of the interest of the Holder in the Mortgaged Property, and obtain and deliver to the Holder such acknowledgements by such person of such interest of the Holder, as the Holder may reasonably require.

5.

This Debenture shall be construed in accordance with the laws of the Northwest Territories of Canada.

6.

Time shall be of the essence of this Debenture.

7.

If a provision of this Debenture is wholly or partially invalid, at the option of the Holder, this Debenture shall be interpreted as if the invalid portion had not been a part thereof.

8.

As specified in section 5 of this Debenture, assignment of this Debenture is limited, as more particularly provided in the Instrument of Delivery. This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Company and its successors and assigns. The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

9.

in this Debenture the following terms shall have the following meanings:

"Additional Property" means all of the Company's presently owned or hereafter acquired right, title and interest in and to any mining claim, license, lease, grant, concession, permit, patent or other mineral property or other rights or interest located wholly or partly within the Area of Interest.

"Area of Interest" means all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

"Event of Default" means any one of the following events: (a) if a default is made by the Company in paying any of the Secured Obligations to the Holder when due and such default is not remedied within thirty (30) days; (b) if a default is made by the Company in performance or observance of any other term of this Debenture and, if such default is capable of remedy, is not remedied within thirty (30) days of notice thereof by the Holder to the Company; (c) if any representation or warranty of the Company contained in this Debenture is found to be untrue in any material adverse respect; (d) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have not been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with (like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same; and (e) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same, and thereafter Holder receives notice of or otherwise becomes aware of any person taking steps to sell all or any part of the Property or the Additional Property.

"Mortgaged Property" wherever used herein means and includes all the undertakings and other properties and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto to be, or intended to be, mortgaged, pledged or charged or made the subject of a security interest under this Debenture.

"Permitted Encumbrances" means: (a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested in good faith by the Company; (b) undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Company or which relate to obligations not due or delinquent:; (c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof; (d) the encumbrance resulting from the deposit of cash or obligations as security when the Company is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs of litigation when required by law; (e) security given to a public utility or any governmental or public authority when required in connection with the operations of the Company; (f) easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Company of the lands subject to such easements, rights or servitudes; (g) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown; (h) any encumbrances consented to in writing as a Permitted Encumbrance by the Holder; and (i) the Royalty Agreement.

"Proceeds" means all present and after acquired goods, chattel paper, money, securities, documents of title, instruments, intangibles or other property of the Company derived, directly or indirectly, from any dealing with any of the Mortgaged Property or proceeds of Mortgaged Property.

"Products" means all right, title and interest of the Company now held or hereafter acquired in and to all ores, minerals and mineral resources produced from any of the Property and the Additional Property.

"Property" means all right, title and interest of the Company now held or hereafter acquired in and to the mining leases described in Schedule "A" hereto, including without limitation any amendments, supplements, renewals and replacements of such mining leases.

"Purchase and Sale Agreement" means the purchase and sale agreement effective July 16, 2002 among the Company and the Holder.

"Royalty" means the production royalties granted pursuant to the Royalty Agreement.

"Royalty Agreerent" means the royalty agreement effective July 26, 2002 made among the Company and the Holder.

"Secured Obligations" means all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement.

TO HAVE AND TO HOLD the same unto and to the use and benefit of the Holder for the uses and purposes and with the powers and authority and subject to the terms and conditions set forth in this Debenture.

IN WITNESS WHEREOF this Debenture has been duly executed by the Company effective as of the date first written above.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE ROYALTY AGREEMENT

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "D" TO THE PURCHASE AND SALE AGREEMENT
(the "Assignment of Mining Leases")

ASSIGNMENT OF MINING LEASES
(With a Company Seal)

Newmont Canada Limited, a body corporate, incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, being the holder of 100% of the Mining Lease numbers described on Schedule "A", in consideration of the sum of $10.00, payment of which is hereby acknowledged by Newmont Canada Limited, hereby transfers 100% of the Mining Lease Numbers described on Schedule "A" unto Seabridge Gold Inc., a body corporate, incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3`d Floor, Toronto, Ontario, Canada M5A 1 J3, and holder of Prospector's License

The Post Address of Seabridge Gold Inc. is: Seabridge Gold Inc.

172 King Street East, 3`d Floor

Toronto, Ontario M5A 1 J3 CANADA

Phone

416-367-9292

Fax

416-367-2711

Dated July 26, 2002

NEWMONT CANADA LIMITED

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

Encl. CAD$425.00 (CAD$25.00 per Mining Lease)

SCHEDULE "A" TO THE ROYALTY AGREEMENT

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "B" TO THE INSTRUMENT OF DELIVERY
(the "Newmont Royalty Agreement")

NEWMONT ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS NEWMONT ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date")

BETWEEN:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

5073 N.W.T. LIMITED, a corporation incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "BUYER")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to Total Resources (Canada) Limited) ("TOTAL") (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) NEWMONT and TOTAL have sold, transferred and assigned to BUYER all of their right, title, interest and obligations in and to the

Property; (b) BUYER has purchased all of the NEWMONT and TOTAL's right, title, interest and obligations in and to the Property, (c) NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for each of NEWMONT and TOTAL to receive a perpetual production royalty on 100% of the Property and the Area of Interest, (d) Seabridge Gold Inc. ("SEABRIDGE") paid to NEWMONT a Cash Payment before assigning its rights in the Property to its wholly owned subsidiary, and (e) BUYER has (i) agreed to grant to NEWMONT a Royalty, and (ii) agreed to pay to NEWMONT certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) NEWMONT has sold, transferred and assigned to BUYER all of its right, title, interest and obligations in and to the Property; and (b) BUYER has purchased all of NEWMONT's right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date BUYER has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for NEWMONT to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, (a) SEABRIDGE has, on the Effective Date, paid to NEWMONT a cash payment of One Million Two Hundred Seventy Five Thousand United States Dollars (US$1,275,000), free and clear of any taxes ("Cash Payment") before assigning its rights in the Property to its wholly-owned subsidiary; and (b) BUYER has executed and delivered to NEWMONT this Agreement setting out the terms of a one and two-one hundredths percent (1.02%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) BUYER has additionally under the Purchase and Sale Agreement agreed to (i) pay to NEWMONT a further sum of Seven Hundred Sixty Five Thousand United States Dollars (US$765,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to NEWMONT a further sum of Seven Hundred Sixty Five Thousand United States Dollars (US$765,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, BUYER has agreed to pay to NEWMONT the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that BUYER (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest tthe "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

4.

1.

Reqistration on Title. The Parties agree that following the Effective Date (a) BUYER shall immediately register title to the Property in BUYER's name by filing the Assignment of Mining Leases; and (b) NEWMONT may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect NEWMONT's right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time BUYER or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event BUYER or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to NEWMONT with respect to such rights or interests so acquired shall be reduced by Fifty-One percent (51%) of the amount of such royalty obligation, provided, however, NEWMONT's Royalty shall in no event be less than a fifty-one one hundredths of one percent (0.51%) net smelter returns production royalty. BUYER shall give written notice to NEWMONT within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as BUYER or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

Payments to NEWMONT. All payments to NEWMONT pursuant to this Agreement shall be made by BUYER to NEWMONT. Payments to TOTAL pursuant to the Purchase and Sale Agreement shall be made pursuant to a separate royalty agreement.

5.

Assumption of Liabilities; Indemnifications by BUYER. Under the Purchase and Sale Agreement BUYER has agreed to assume all right, title, interest and liabilities of NEWMONT in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, BUYER shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement BUYER has agreed to indemnify and save harmless NEWMONT from any loss, cost or liability (including reasonable legal fees) arising from a claim against NEWMONT in respect of: (a) any failure by BUYER to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by BUYER which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against NEWMONT in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

9. Royalty Calculations and Payments. BUYER shall pay NEWMONT a perpetual production royalty of one and two-one hundredths percent (1.02%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by BUYER or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from dot-6 or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by BUYER's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount BUYER would have incurred if such refining were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such refining. In the event BUYER receives insurance proceeds for loss of production of Precious Metals, BUYER shall pay to NEWMONT the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount BUYER would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such smelting and refining. In the event BUYER receives insurance proceeds for loss of production of Other Minerals, BUYER shall pay to NEWMONT the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made to NEWMONT as follows:

(i) Royalty In Kind. NEWMONT may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by NEWMONT and delivered to BUYER on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to NEWMONT as it its then being paid. As of the date of this Agreement, NEWMONT elects to receive its Production Royalty on Precious Metals "in kind". Royalties on Other Minerals shall not be payable "in kind". (1) If NEWMONT elects to receive its Production Royalty for Precious Metals in "in kind", NEWMONT shall open a bullion storage account at each refinery or mint designated by BUYER as a possible recipient of refined bullion in which NEWMONT owns an interest. NEWMONT shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and BUYER shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into NEWMONT's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, BUYER shall deliver written instructions to the mint or refinery, with a copy to NEWMONT directing the mint or refinery to deliver refined bullion due to NEWMONT in respect of the Production Royalty, by crediting to NEWMONT's account the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon NEWMONT's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to NEWMONT under this Agreement shall pass to NEWMONT at the time such bullion is credited to NEWMONT at the mint or refinery. (5) NEWMONT agrees to hold harmless BUYER from any liability imposed as a result of the election of NEWMONT to receive Production Royalty "in kind" and from any losses incurred as a result of NEWMONT's trading and hedging activities. NEWMONT assumes all responsibility for any shortages which occur as a result of NEWMONT's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by BUYER for transportation, smelting or other deductible costs, NEWMONT shall remit to BUYER full payment for such charges.

If NEWMONT does not pay such charges when due, BUYER shall have the right, at its election, with NEWMONT's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to NEWMONT in the following month.

(i)

In Cash. If NEWMONT elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by BUYER. For purposes of calculating the cash amount due to NEWMONT, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to BUYER by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. BUYER shall make each Production Royalty payment to be paid in cash by delivery of a check payable to NEWMONT and delivering such check to NEWMONT at the address listed in this Agreement, or to such other address as NEWMONT may direct or by direct bank deposit to NEWMONT's account as NEWMONT shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(a)

Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, BUYER shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dot-6 or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. BUYER will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that NEWMONT has been underpaid for any provisional payment (whether in cash or "in kind"), BUYER shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If NEWMONT has been overpaid in the previous calendar quarter, NEWMONT shall make a payment to BUYER of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(b)

Hedging Transactions. All profits and losses resulting from BUYER's sales of Precious Metals or Other Minerals, or BUYER's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by BUYER and all profits or losses associated therewith, if any, shall be solely for BUYER's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by BUYER to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average

(c)

monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by BUYER to the Payor.

(a)

Comminglinq. BUYER shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by BUYER and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. BUYER shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by NEWMONT of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(b)

No Obliqation to Mine. BUYER shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. BUYER shall have no obligation to NEWMONT or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reportinq, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a)

Reportinq. No later than March 1 of each year, BUYER shall provide to NEWMONT with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as NEWMONT may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, NEWMONT shall have the right, upon reasonable notice to BUYER, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to BUYER's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with BUYER's activities with respect to the Property. BUYER makes no representations or warranties to NEWMONT concerning any of the Data or any information contained in the annual reports, and NEWMONT agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(b)

Right to Audit. NEWMONT shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by NEWMONT of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless NEWMONT objects to them in writing within twenty-four (24) months after receipt thereof.

(c)

Inspection. NIEWMONT shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of NEWMONT and NEWMONT shall indemnify BUYER from any liability caused by NEWMONT's exercise of inspection rights.

(d)

Investor Tours. NEWMONT shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of BUYER. Such investors tours shall be at the sole risk of NEWMONT and its invitees, and NEWMONT shall indemnify BUYER from any liability caused by NEWMONT's exercise of investors tour rights.

(e)

Confidentiality. NEWMONT shall not, without the prior written consent of BUYER, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, NEWMONT may

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disclose data or information so obtained without the consent of BUYER: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of NEWMONT's consultants or advisors; (iii) to any third party to whom NEWMONT, in good faith, anticipates selling or assigning NEWMONT's interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(f) Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Party prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), NEWMONT shall not issue any press release containing technical information relating the Property except upon giving BUYER two (2) days advance written notice of the contents thereof, and NEWMONT shall make any reasonable changes to such proposed press release as such changes may be timely requested by BUYER, provided, however, the NEWMONT may include in any press release without notice any information previously reported by BUYER or NEWMONT. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

1.

Compliance with Law. BUYER shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, BUYER shall have the right to contest any of the same if such contest does not jeopardize the Property or NEWMONT's rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from BUYER's operations and activities on the Property shall be the sole property of BUYER, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, BUYER shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in

(e)

accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(a)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(b)

No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among BUYER and NEWMONT.

(c)

Time. Time is of the essence of each provision of this Agreement.

(d)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiaay or civic holiday in the Province of Ontario.

"BUYER" shall include all of BUYER's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement.

"hedging transactions" means as described in section 9(e).

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by the Parties with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency.

"Materials" means as described in section 12.

"Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Other Mineral(s)" means as described in section 9(b).

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively.

"Party" means any of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 4. "Transmission" means as described in section 13(i).

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., Attention: Land Dept., Facsimile: 303.837.5851.

(b)

Assiqnment. (a) If BUYER desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, BUYER shall promptly notify NEWMONT of its intentions in order that NEWMONT may consider the possible acquisition from BUYER a portion or all of BUYER's interest in the Property. (b) Except as otherwise provided herein, BUYER may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by BUYER of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with NEWMONT to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of BUYER and BUYER, only subsequent to the signing of a definitive agreement as between NEWMONT and such assignee, shall BUYER be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof. Any rights, interests or obligations of BUYER in or with respect to the Purchase and Sale Agreement, the Property or this Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of BUYER and BUYER shall not be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof and NEWMONT may continue to look to BUYER for performance with respect thereto. (c) NEWMONT shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(c)

Maintenance of the Property. BUYER shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, BUYER may elect to abandon any part or parts of the Property by giving notice to NEWMONT of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, BUYER's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by BUYER. If requested by NEWMONT BUYER shall execute documents transferring to NEWMONT title to any part or parts of the Property which BUYER is abandoning, provided, however, if TOTAL also requests such transfer BUYER shall transfer a Fifty-One percent (51%) interest in such title to NEWMONT. In the event that BUYER gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period BUYER's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

(m)   Entire Agreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(n)  English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

(o) Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

5073 N.W.T. LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE NEWMONT ROYALTY AGREEMENT (Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

THIS INSTRUMENT OF DELIVERY effective July 26, 2002 BETWEEN:

5073 N.W.T. LIMITED, a company incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3`d Floor, Toronto, Ontario, Canada M5A 1J3

(hereinafter the "Company") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9

(hereinafter the "Holder")

RECITALS

WHEREAS, as a result of the Company assuming the obligations of Seabridge Gold Inc. ("SEABRIDGE") under that certain Purchase and Sale Agreement effective July 26, 2002 in conjunction with an assignment to the Company of all of SEABRIDGE's rights, interests and obligations under such Purchase and Sale Agreement, the Company is obligated to the Holder under such Purchase and Sale Agreement and the Total Royalty Agreement, copies of which are attached hereto, respectively, as Schedule "A" and Schedule "B";

AND WHEREAS the Company has created and issued in favor of the Holder a debenture (the "Debenture") dated for reference July 26, 2002 for the principal sum of Twenty Million Five Hundred Eighty Thousand United States Dollars (US$20,580,000), plus interest thereon at the rate of fifteen percent (15%) per annum.

AND WHEREAS the Company has agreed to deliver the Debenture to the Holder to secure payment of all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Total Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement (the "Secured Obligations").

NOW THEREFORE THIS INSTRUMENT WITNESSETH that in consideration of the premises and of the sum of Ten Dollars ($10.00) now paid by the Holder to the Company (the receipt hereof is hereby acknowledged by the Company) the Company herewith delivers the Debenture to the Holder and the Company covenants and agrees with the Holder that:

1.

Until the Debenture has been discharged in accordance with its terms, the Debenture shall be and remain valid and continuing security and shall cover and secure the payment, performance and satisfaction of the Secured Obligations. So long as any Secured Obligations may arise under the Purchase and Sale Agreement or the Total Royalty Agreement, the Debenture shall not be satisfied solely because at any time no Secured Obligations are outstanding.

2.

The Debenture is in addition to and not in substitution for any other securities now or hereafter held by the Holder and shall not merge in any other security now or hereafter held by the Holder.

Page 1 5073 NWT Instrument of Delivery (Total) (Tundra, NWT) July 19, 2002.14

1.

The records of the Holder as to payment of the Secured Obligations or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

2.

Upon the occurrence of an Event of Default the Holder may enforce and realize on the Debenture or any part or parts thereof in any order it desires and any realization by any means upon any security shall not bar realization upon any other security.

3.

Any monies realized from the enforcement or realization of or on the Debenture may be applied on such part or parts of the Secured Obligations as the Holder may see fit notwithstanding any previous application.

4.

The Holder may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Company and with other persons and securities as the Holder may see fit, without prejudice to the liability of the Company to the Holder or the Holder's right to hold, deal with, enforce and realize on the Debenture.

5.

All expenses incurred by the Holder in recovering or enforcing payment of the Secured Obligations or any part or parts thereof, or realizing upon the Debenture, including expenses of taking possession, protecting and realizing upon any property subject to the charge of the Debenture, shall be added to and shall be deemed to be a part of the Secured Obligations and secured by the Debenture.

6.

The interest of the Holder in the Debenture and this Instrument of Delivery may only be assigned by the Holder as part of any assignment of the interest of the Holder in the Secured Obligations.

Notwithstanding any of the foregoing provisions of this Instrument or the provisions of the Debenture, the Holder agrees that: (a) in dealing with, enforcing and realizing on the Debenture, the Holder shall not claim under the Debenture at any time any greater amount in respect of principal, interest and other monies thereunder than the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; (b) notwithstanding that the principal amount of the Debenture is expressed to bear interest from the date of the Debenture, the Holder shall not claim any amount by way of interest under the Debenture in excess of the amount of interest accruing and unpaid from time to time on the Secured Obligations in accordance with the terms of the Secured Obligations; (c) notwithstanding that the Debenture is expressed to be payable on demand, the Holder will not make demand for any amount thereunder unless and until an Event of Default has occurred and shall make such demand only for the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; and (d) at any time after payment of all of the Secured Obligations owing from time to time by the Company to the Holder, the Holder shall, forthwith on the written request of the Company and upon payment of all fees, charges, expenses and solicitors' fees incurred by the Holder, deliver the Debenture to the Company and execute and deliver to the Company such releases and discharges or other instruments as shall be requisite to discharge the Debenture and the security thereof.

Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Debenture.

This Instrument shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Page 2 5073 NWT Instrument of Delivery (Total) (Tundra, NWT) July 19, 2002.14

IN WITNESS WHEREOF this Instrument has been duly executed by the Company and the Holder effective as of the date first above written.

TOTAL RESOURCES (CANADA) LIMITED

By:	/s/
Title:	Director
Date:	26 July ‘02

Its Authorized Representative [SEAL]

5073 N.W.T. LIMITED

By:  /s/

Title:  President

Date:

 July 26, 2002

Its Authorized Representative

 [SEAL]

SCHEDULE "A" TO THE INSTRUMENT OF DELIVERY
(the "Purchase and Sale Agreement")

THIS PURCHASE AND SALE AGREEMENT ("AGREEMENT") effective July 16, 2002 (the "Effective Date")

AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario

20 Eglinton Avenue West, Suite 1900

Toronto, Ontario, Canada M4R 1 K8

Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act

Suite 810, 202 6th Avenue S.W.

Calgary, Alberta, Canada T2P 2R9

Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS") and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia

172 King Street East, 3rd Floor

Toronto, Ontario, Canada M5A 1J3

Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owns an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owns an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS SEABRIDGE is interested in acquiring all right, title, interest and obligations of SELLERS in and to the Property, NEWMONT is interested in selling to SEABRIDGE all right, title, interest and obligations of NEWMONT in and to the Property, subject to a net smelter returns royalty to be retained by NEWMONT with respect to the Property, and TOTAL is interested in selling to SEABRIDGE all right, title, interest and obligations of TOTAL in and to the Property, subject to a net smelter returns royalty to be retained by TOTAL with respect to the Property.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the Parties hereto hereby agree as follows:

1. Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 4(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Area of Interest" means the area described in section 6.

"Assignment of Mining Leases" means the assignment provided for in section 9 in the form attached as Schedule "D".

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 4(a).

"Closing" means the completion on the Closing Date of the transfer from SELLERS to SEABRIDGE of the Property as contemplated in this Agreement.

"Closing Date" means such date that the Closing Documents are delivered to the Parties, which date shall be no later than July 26, 2002.

"Closing Documents" means the documents described in section 9.

"Effective Date" means the date specified on the top of page one of this Agreement. "Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" means the interests held by the SELLERS with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively. "Party" means any of the Parties individually.

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A", including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means this Agreement; "Purchase Price" means the consideration stipulated in section 4.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Records and Data" means all books, contracts, documents, technical information and data (in paper or electronic form), maps, surveys, drill core samples and assays owned by SELLERS related to the Property.

"Royalty" means the net smelter returns royalty stipulated in section 4 and further described in the Royalty Agreement.

"Royalty Agreement" means the royalty agreements provided for in section 4 in the form attached as Schedule "B".

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 5 in the form attached as Schedule "C".

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

1.

Purchase and Sale. (a) NEWMONT shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; (b) TOTAL shall and hereby covenants to sell, transfer and assign to SEABRIDGE all of its right, title, interest and obligations in and to the Property and the Records and Data; and (c) SEABRIDGE shall and hereby covenants to purchase all of SELLERS' right, title, interest and obligations in and to the Property and the Records and Data. Commencing from and after the Effective Date SEABRIDGE shall bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement to Terminate upon Closing. Effective on the Closing Date, the SELLERS agree that the Joint Venture and the Joint Venture Agreement shall terminate in such a manner as to provide for SELLERS to receive the Additional Cash Payments and a perpetual production royalty on 100% of the Property and the Area of Interest. NEWMONT and TOTAL have agreed and do hereby agree to waive any notice or other applicable provisions contained in the Joint Venture Agreement concerning such termination, notwithstanding anything to the contrary contained therein.

3.

1.

Purchase Price. As consideration for the purchase and sale of the Property and the Records and Data, SEABRIDGE agrees to (a) at Closing pay to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment") on the completion of Closing; and (b) execute and deliver the Royalty Agreement to the SELLERS and thereby grant to the SELLERS a two percent (2.0%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates (as further described in the Royalty Agreement) produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in the Royalty Agreement (the "Royalty");and (c) additionally (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce for the tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, SEABRIDGE shall pay to the SELLERS the balance of the Additional Cash Payments specified in section 4(c) within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest (the "Additional Cash Payments") (section 4(a), section 4(b) and section4(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 4(b) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(b) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15%) percent per annum commencing from and after such payment due date until paid. (e) Should default be made in either of the Additional Cash Payments when due under section 4(c) and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 4(c) shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

2.

Registration on Title. The Parties agree that following Closing (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases (Schedule "D"); and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of this Agreement, the Royalty Agreement (Schedule "B"), and the Security Agreement (Schedule "C")) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

3.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or successor or assignee of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired, provided, however, if any such rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

4.

1.

Term. The Additional Cash Payments and the Royalty shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assignee of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

2.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement and the Royalty Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

3.

Closing Conditional. The completion of the Closing shall be conditional upon (a) the satisfaction by the Parties of all their respective obligations as set forth in sections 13, 14 and 15, and (b) SEABRIDGE securing the financing required to purchase the Property on or before July 26, 2002. The foregoing conditions are included in this Agreement for the sole benefit of SEABRIDGE and may be waived in whole or in part by SEABRIDGE in its sole discretion. If such conditions are not satisfied or waived by SEABRIDGE on or before July 26, 2002, this Agreement shall be of no force and effect and each of the Parties shall be released from any and all obligations hereunder. In the event that the foregoing conditions are satisfied or waived in whole or in part by SEABRIDGE on or before July 26, 2002, then the Parties shall complete the purchase and sale transaction as contemplated by the terms of this Agreement. At Closing the Parties shall deliver the following Closing Documents: (i) SEABRIDGE shall deliver to SELLERS the first installment of the Purchase Price by electronic wire transfers, certified funds or cashier's checks, the executed Royalty Agreement (Schedule "B") to be registered against title to the Property and the executed Security Agreement (Schedule "C") to be registered against title to the Property, and (ii) SELLERS shall deliver to SEABRIDGE a duly executed Assignment of Mining Leases (Schedule "D"). SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing the financing required to purchase the Property. After Closing the SELLERS shall permit SEABRIDGE reasonable to access the Records and Data and make copies of all such Records and Data at its sole cost.

4.

Property Sold and Purchased on an "As-is, Where-is" Basis. Except for the representations and warranties provided for in this Agreement, the Parties agree that the purchase and sale of the Property shall be on an "As-is, Where-is" basis. SEABRIDGE acknowledges that it has conducted such examinations of the Property and the Records and Data related to it as it has deemed necessary or appropriate and that it is not relying upon any assurances or statements of SELLERS.

5.

Taxes, Transfer Fees. SEABRIDGE shall pay directly to or make the appropriate filings with the appropriate taxing authorities in respect of all sales and transfer taxes (including land transfer taxes), registration charges and transfer fees and GST or other value added taxes applicable in respect of its purchase of the Property under this Agreement.

6.

Representations and Warranties.

(a) Representations and Warranties of NEWMONT. NEWMONT represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of NEWMONT, except for the rights of TOTAL pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under NEWMONT has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of NEWMONT, NEWMONT is listed as the sole registered owner of the Property in the records of the Mining Recorder in Yellowknife, Northwest Territories, and the legal and beneficial owner of an undivided fifty one percent (51%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under NEWMONT, such rights, titles and interests of NEWMONT are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (x) to the best knowledge of NEWMONT, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of NEWMONT; (xii) to the best knowledge of NEWMONT, NEWMONT is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by NEWMONT and constitute legal, valid and binding obligations of NEWMONT, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) NEWMONT is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of NEWMONT there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to NEWMONT, might materially and adversely affect NEWMONT's interest in the Property or the ability of NEWMONT to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against NEWMONT any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) NEWMONT makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(b) Representations and Warranties of TOTAL. TOTAL represents and warrants to SEABRIDGE that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on it or its properties, including the Property; (vi) to the best knowledge of TOTAL, except for the rights of NEWMONT pursuant to the Joint Venture Agreement and the rights of SEABRIDGE pursuant to this Agreement, no person, firm or corporation as a result of any action by, through or under TOTAL has any agreement, option or right, title or interest, or right capable of becoming an agreement, option or right, title or interest (including royalty obligations of any kind), in or to the Property; (vii) to the best knowledge of TOTAL, TOTAL is the legal and beneficial owner (although NEWMONT is the registered owner of 100% of the Property) of an undivided forty nine percent (49%) right, title and interest in and to the Property, free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances, equities or claims, created by, through or under TOTAL, such rights, titles and interests of TC)TAL are in good standing in accordance with and pursuant to applicable law and the Mining Leases have been properly applied for, granted, recorded and/or registered in accordance with applicable law; (viii) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (ix) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (x) to the best knowledge of TOTAL, there are no violations, as of the date hereof, of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (xi) the Property does not constitute all or substantially all the assets and undertaking of TOTAL; (xii) to the best knowledge of TOTAL, TOTAL is the sole beneficial owner of its right, title and interest in and to the Property, has the exclusive right to dispose of its right, title and interest in and to the Property; (xiii) this Agreement, and the transactions contemplated herein have been duly authorized, executed and delivered by TOTAL and constitute legal, valid and binding obligations of TOTAL, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; (xiv) TOTAL is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada); (xv) to the best knowledge of TOTAL there is no suit, action, litigation, investigation, grievance, arbitration, governmental or other proceeding, including appeal and applications for review, in progress, pending or threatened against or relating to or affecting the Property, nor is there any basis therefor or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any such case, if determined adversely to TOTAL, might materially and adversely affect TOTAL's interest in the Property or the ability of TOTAL to enter into this Agreement or to consummate the transactions contemplated hereby and there is not presently outstanding against TOTAL any such judgment, decree, injunction, rule, order or award of any court, governmental department, commission, agency, instrumentality or arbitrator with respect to the Property; (xvi) no representation or warranty is given as to the existence or non-existence of Aboriginal rights or interests in or with respect to the Property or the land subject to the Property or as to the existence or non-existence of rights of third parties acquired from the Crown to use the land subject to the Property for uses that may compete with mineral exploration, development or mining; and (xvii) TOTAL makes no representations or warranties to SEABRIDGE concerning the Records and Data and SEABRIDGE agrees that if it elects to rely on any such Records and Data, it does so at its sole risk.

(c) Representations and Warranties of SEABRIDGE. SEABRIDGE represents and warrants to each of NEWMONT and TOTAL that: (i) it is a corporation duly incorporated and validly subsisting under the laws of the jurisdiction of its incorporation; (ii) all requisite corporate acts and proceedings have been done and taken by it with respect to entering into this Agreement and the transactions contemplated herein and therein; (iii) it has the requisite corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder; (iv) this Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms; (v) it has all necessary corporate power to own or lease the

Property and is registered as required and in good standing with respect to the filing of returns under the laws of all jurisdictions in which the failure to so register or file would have a material adverse effect on its title to the Property; (vi) the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, do not and will not result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party and by which it is bound to which the Property is subject, nor will such action conflict with or result in any violation of the provisions of its charter documents; (vii) no consent, approval or authorization of its shareholders in respect of the transactions contemplated herein is required by it for the consummation of the transactions contemplated herein; (viii) SEABRIDGE, during its due diligence on and with respect to the Property, has not become aware of any violations of any past or present applicable federal, provincial or local laws, statutes rules, regulations, permits, ordinances, certificates, licenses, closure plans and other regulatory requirements, policies or guidelines respecting the Property; (ix) this Agreement, and the transactions contemplated herein have been duly authorized by SEABRIDGE and this Agreement has been duly executed and delivered by SEABRIDGE and constitutes legal, valid and binding obligations of SEABRIDGE, enforceable against it in accordance with the terms herein and all necessary third party consents and regulatory and stock exchange approvals have been obtained in respect thereof, including from all governmental authorities having jurisdiction, and in respect of the transactions contemplated herein; and (x) SEABRIDGE is not and will not be at the time of Closing a non-resident of Canada for the purposes of the Income Tax Act (Canada);

(d) Survival of Representations and Warranties. For a term of two (2) years from and after the Effective Date, (i) the representations and warranties contained herein shall survive the Closing and shall continue in full force and effect; and (ii) NEWMONT and TOTAL and SEABRIDGE each hereby covenant to and in favor of each other to indemnify and save the other harmless from and against all claims, demands, actions, causes of action, damages, losses, costs, liabilities and expenses which may be incurred by or brought against the other Party and/or which the other Party may suffer or incur as a result of, in respect of, or arising out of any breach of any representation or warranty made by it or any non-fulfillment of any covenant or obligation of it under this Agreement or the Royalty Agreement.

1.

Other Covenants of the SELLERS. Except as otherwise contemplated or permitted by this Agreement, SELLERS shall, prior to the completion of the transactions contemplated in this Agreement: (a) use commercially reasonable efforts to preserve and protect or cause to be preserved and protected all of its right, title and interest in and to the Property, until Closing; and (b) not make any modification of its ordinary course business practices in respect of its interest in the Property nor make any commitments in respect of the Property, or its right, title and interest in and to the Property.

2.

Encumbrances,. During the time period between the date of execution of this Agreement and the Closing Date, SELLERS shall not suffer or permit any encumbrance, created by, through or under SELLERS, to attach to or affect the Property or its right, title and interest therein.

3.

Approvals. SEABRIDGE covenants to use all commercially reasonable efforts, at its own expense, to obtain on or before Closing all required third party, governmental and regulatory approvals (including any required approvals of a stock exchange), if any, in respect of the transactions contemplated in this Agreement.

4.

Other Business. NEWMONT and TOTAL and SEABRIDGE shall have the right without consulting or notifying the other to engage in and receive full benefits from other and independent business activities, whether or not competitive or in conflict with the transactions contemplated in this Agreement. The doctrine of "corporate opportunity" or "business opportunity" shall not be applied to any other transaction, activity, venture or operation of NEWMONT or TOTAL or SEABRIDGE not within the boundaries or in respect of the Property or the Area of Interest, and, except as otherwise expressly provided in other agreements between or among NEWMONT, TOTAL and SEABRIDGE, if any, none of NEWMONT, TOTAL or SEABRIDGE shall have any duty to the other with respect to any opportunity to acquire property outside of the boundaries of the Property or the Area of Interest.

5.

1.

Assumption of Liabilities; Indemnifications by SEABRIDGE. SEABRIDGE hereby assumes all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. SEABRIDGE hereby indemnifies and saves harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

2.

Party May Waive Condition. Any Party may waive, by notice to the other Party, any condition set forth in this Agreement which is for its benefit. No waiver by a Party of any condition, in whole or in part, shall operate as a waiver of any other condition.

3.

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

4.

Expenses. Each Party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder and thereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, bankers, investment bankers, brokers, accountants or other representatives or consultants.

5.

Time. Time is of the essence of each provision of this Agreement.

6.

Notices. (a) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (i) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (ii) sent by facsimile transmission (a "Transmission") during normal business

7.

hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (b) each notice sent in accordance with this section shall be deemed to have been received: (i) on the day it was delivered; or on the same day that it was sent by fax transmission, or (ii) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., ATTN: Land Dept., Facsimile: 303.837.5851.

23.

Assignment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE of a portion or all of SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement or the Royalty Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of any of its rights and interests in or with respect to this Agreement, the Property or the Royalty Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement and the Royalty Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDGE for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

1.

Reportinq. No later than March 1 of each year, SEABRIDGE shall provide SELLERS with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as SELLERS may reasonably request.

2.

Maintenance of the Property. Subsequent to Closing, SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 6 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

3.

Further Assurances. All Parties shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and other instruments, and will cause the doing of such

4.

acts and will cause the execution of such further documents as are within its power as any other Party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of this Agreement, the Royalty Agreement and the Closing Documents.

1.

Public Announcements. Prior to Closing, a Party desiring to make a disclosure, statement or press release concerning this Agreement or the Royalty Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties.

2.

Number and Gender. In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

3.

Entire Agreement. This Agreement together with the Royalty Agreement and the Closing Documents constitute the entire agreement among the Parties pertaining to the subject matter hereof and supercedes all prior agreements, negotiations, discussions and understandings, written or oral, between the Parties. Except as may be specifically set forth in this Agreement, the Royalty Agreement and the Closing Documents, there are no representations, warranties, conditions or other agreements or acknowledgments, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any Party to enter into this Agreement or on which reliance is placed by any Party.

4.

Survival. The following sections shall survive the date of Closing: 2, 3, 4, 5, 6, 7, 8, 10, 11, 12 (as limited in section 12(d), 16, 17, 19, 20, 21, 22, 23, 24, 25, 26, 29, 31, 32, 33, 34 and 37.

5.

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

6.

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

7.

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.

Agreements, Representations and Warranties Are Not Joint. The covenants, agreements, representations and warranties of NEWMONT and TOTAL in this Agreement are several in proportion to their respective interests with respect to the Property and not joint and several.

9.

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

10.

Performance on Holidays. If any action is required to be taken pursuant to this Agreement on or by a specified date, which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

11.

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis s'y rapportant, soient rédigés et écrits exclusivement en anglais.

38. Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

 Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SEABRIDGE GOLD INC.

By:

Title:

Date:

 Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE PURCHASE AND SALE AGREEMENT
(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "B" TO THE PURCHASE AND SALE AGREEMENT
(the "Royalty Agreement")

NOTE: Newmont and Total may each wish to have a separate Royalty Agreement.

ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date") AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEWMONT") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9, Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS") and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to TOTAL) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty

Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; (b) SEABRIDGE has purchased all of the SELLERS' right, title, interest and obligations in and to the Property, (c) the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive a perpetual production royalty on 100% of the Property and the Area of Interest, and (d) SEABRIDGE has (i) paid to the SELLERS a Cash Payment, (ii) agreed to grant to the SELLERS a Royalty, and (iii) agreed to pay to the SELLERS certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) the SELLERS have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; and (b) SEABRIDGE has purchased all of SELLERS' right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date SEABRIDGE has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, the SELLERS have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, SEABRIDGE has (a) on the Effective Date paid to the SELLERS a cash payment of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), free and clear of any taxes ("Cash Payment"); and (b) executed and delivered to the SELLERS this Agreement setting out the terms of a two percent (2.0%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) additionally under the Purchase and Sale Agreement agreed to (i) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to the SELLERS a further sum of One Million Five Hundred Thousand United States Dollars (US$1,500,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however,

4.

SEABRIDGE has agreed to pay to the SELLERS the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that SEABRIDGE (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest the "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price") (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

1.

Registration on Title. The Parties agree that following the Effective Date (a) SEABRIDGE shall immediately register title to the Property in SEABRIDGE's name by filing the Assignment of Mining Leases; and (b) SELLERS may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect SELLERS' right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time SEABRIDGE or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event SEABRIDGE or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to the SELLERS with respect to such rights or interests so acquired shall be reduced by the amount of such royalty obligation, provided, however, SELLERS' Royalty shall in no event be less than a one percent (1.0%) net smelter returns production royalty. SEABRIDGE shall give written notice to SELLERS within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as SEABRIDGE or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

1.

Payments to NEWMONT and TOTAL. All payments to SELLERS pursuant to this Agreement shall be made separately by SEABRIDGE in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL.

2.

Assumption of Liabilities;

Indemnifications by SEABRIDGE. Under the Purchase and Sale Agreement SEABRIDGE has agreed to assume all right, title, interest and liabilities of SELLERS in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, SEABRIDGE shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement SEABRIDGE has agreed to indemnify and save harmless SELLERS from any loss, cost or liability (including reasonable legal fees) arising from a claim against SELLERS in respect of: (a) any failure by SEABRIDGE to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by SEABRIDGE which results in a violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against SELLERS in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

3.

Royalty Calculations and Payments. SEABRIDGE shall pay SELLERS a perpetual production royalty of two percent (2%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by SEABRIDGE or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from dore or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by SEABRIDGE's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount SEABRIDGE would have incurred if such refining were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Precious Metals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to SEABRIDGE's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from SEABRIDGE's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by SEABRIDGE, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount SEABRIDGE would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by SEABRIDGE then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by SEABRIDGE with respect to such smelting and refining. In the event SEABRIDGE receives insurance proceeds for loss of production of Other Minerals, SEABRIDGE shall pay to SELLERS the Production Royalty percentage of any such insurance proceeds which are received by SEABRIDGE for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made separately to each of NEWMONT and TOTAL as follows:

(i) Royalty In Kind. Each of NEWMONT and TOTAL may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by each of NEWMONT and TOTAL and delivered to SEABRIDGE on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to NEWMONT and/or TOTAL, as the case may be, as it is then being paid. As of the date of this Agreement, NEWMONT elects to receive its Production Royalty on Precious Metals "in kind" and TOTAL elects to receive its Production Royalty on Precious Metals "in cash". Royalties on Other Minerals shall not be payable "in kind". (1) If NEWMONT and/or TOTAL elect to receive its Production Royalty for Precious Metals in "in kind", NEWMONT and/or TOTAL, as the case may be, shall open a bullion storage account at each refinery or mint designated by SEABRIDGE as a possible recipient of refined bullion in which SELLERS owns an interest. NEWMONT and/or TOTAL, as the case may be, shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and SEABRIDGE shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into NEWMONT and/or TOTAL's account, as the case may be. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, SEABRIDGE shall deliver written instructions to the mint or refinery, with a copy to NEWMONT and/or TOTAL, as the case may be, directing the mint or refinery to deliver refined bullion due to NEWMONT and/or TOTAL, as the case may be, in respect of the Production Royalty, by crediting to NEWMONT and/or TOTAL's account, as the case may be, the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon NEWMONT and/or TOTAL's, as the case may be, share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to NEWIVIONT and/or TOTAL, as the case may be, under this Agreement shall pass to NEWMONT and/or TOTAL, as the case may be, at the time such bullion is credited to NEWMONT and/or TOTAL's account, as the case may be, at the mint or refinery. (5) NEWMONT and/or TOTAL, as the case may be, agree(s) to hold harmless SEABRIDGE from any liability imposed as a result of the election of NEWMONT and/or TOTAL, as the case may be, to receive Production Royalty "in kind" and from any losses incurred as a result of NEWMONT and/or TOTAL's, as the case may be, trading and hedging activities. NEWMONT and/or TOTAL, as the case may be, assumes all responsibility for any shortages which occur as a result of NEWMONT and/or TOTAL's, as the case may be, anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by SEABRIDGE for transportation, smelting or other deductible costs, NEWMONT and/or TOTAL, as the case may be, shall remit to SEABRIDGE full payment for such charges. If NEWMONT and/or TOTAL, as the case may be, does not pay such charges when due, SEABRIDGE shall have the right, at its election, with SELLERS's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to NEWMONT and/or TOTAL, as the case may be, in the following month.

(i)

In Cash. If NEWMONT and/or TOTAL, as the case may be, elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by SEABRIDGE. For purposes of calculating the cash amount due to SELLERS, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to SEABRIDGE by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. SEABRIDGE shall make each Production Royalty payment to be paid in cash by delivery of separate checks payable to each of NEWMONT and TOTAL and delivering such separate checks to each of NEWMONT and TOTAL at the addresses listed in this Agreement, or to such other address as NEWMONT and/or TOTAL may direct or by direct bank deposit to NEWMONT and/or TOTAL's account as NEWMONT and/or TOTAL shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(d) Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, SEABRIDGE shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of doré or concentrates from ore, the production of refined or finished product from dolt or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. SEABRIDGE will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that NEWMONT and/or TOTAL has been underpaid for any provisional payment (whether in cash or "in kind"), SEABRIDGE shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If NEWMONT and/or TOTAL, as the case may be, has been overpaid in the previous calendar quarter, NEWMONT and/or TOTAL, as the case may be, shall make a payment to SEABRIDGE of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to section 9(c)(ii) hereof.

(a)

Hedginq Transactions. All profits and losses resulting from SEABRIDGE's sales of Precious Metals or Other Minerals, or SEABRIDGE's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by SEABRIDGE and all profits or losses associated therewith, if any, shall be solely for SEABRIDGE's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by SEABRIDGE to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by SEABRIDGE shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by SEABRIDGE to the Payor.

(b)

Commingling. SEABRIDGE shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by SEABRIDGE and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. SEABRIDGE shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by NEWMONT and/or TOTAL of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(c)

No Obligation to Mine. SEABRIDGE shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. SEABRIDGE shall have no obligation to SELLERS or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a) Reporting. No later than March 1 of each year, SEABRIDGE shall provide to each of NEWMONT and TOTAL with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as NEWMONT and/or TOTAL may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, each of NEWMONT and TOTAL shall have the right, upon reasonable notice to SEABRIDGE, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to SEABRIDGE's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with SEABRIDGE's activities with respect to the Property. SEABRIDGE makes no representations or warranties to SELLERS concerning any of the Data or any information contained in the annual reports, and SELLERS agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(a)

Riqht to Audit. NEWMONT and TOTAL shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by NEWMONT and TOTAL of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless NEWMONT and/or TOTAL objects to them in writing within twenty-four (24) months after receipt thereof.

(b)

Inspection. NEWMONT and TOTAL shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL's, as the case may be, exercise of inspection rights.

(c)

Investor Tours. NEWMONT and TOTAL shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of SEABRIDGE. Such investors tours shall be at the sole risk of NEWMONT and/or TOTAL, as the case may be, and its invitees, and NEWMONT and/or TOTAL, as the case may be, shall indemnify SEABRIDGE from any liability caused by NEWMONT and/or TOTAL, as the case may be, exercise of investors tour rights.

(d)

Confidentiality. NEWMONT and TOTAL shall not, without the prior written consent of SEABRIDGE, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, NEWMONT and TOTAL may disclose data or information so obtained without the consent of SEABRIDGE: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of NEWMONT and/or TOTAL's consultants or advisors; (iii) to any third party to whom NEWMONT and/or TOTAL, in good faith, anticipates selling or assigning NEWMONT and/or TOTAL's, as the case may be, interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(e)

Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Parties prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), SELLERS shall not issue any press release containing technical information relating the Property except upon giving SEABRIDGE two (2) days advance written notice of the contents thereof, and SELLERS shall make any reasonable changes to such proposed press release as such changes may be timely requested by SEABRIDGE, provided, however, the SELLERS may include in any press release without notice any information previously reported by SEABRIDGE or the SELLERS. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

(f)

1.

Compliance with Law. SEABRIDGE shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, SEABRIDGE shall have the right to contest any of the same if such contest does not jeopardize the Property or SELLERS' rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from SEABRIDGE's operations and activities on the Property shall be the sole property of SEABRIDGE, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, SEABRIDGE shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(e)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(f)

(a)

No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among SEABRIDGE and SELLERS.

(b)

Time. Time is of the essence of each provision of this Agreement.

(c)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement. "hedging transactions" means as described in section 9(e).

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

Joint Venture" means the interests held by the Parties with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency. "Materials" means as described in section 12. "Minerals" means as described in section 9.

"Mining Leases" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9.

"NEWMONT and/or TOTAL" shall include all of "NEWMONT's" and/or all of "TOTAL's", as the case may be, successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Other Mineral(s)" means as described in section 9(b).

"Parties" means NEWMONT and TOTAL and SEABRIDGE collectively.

"Party" means any of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the SELLERS now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which NEWMONT and/or TOTAL, as the case may be, is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"SEABRIDGE" shall include all of SEABRIDGE's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Security Agreement" means the agreements provided for in section 4. "Transmission" means as described in section 13(i).

"SELLERS" shall mean NEWMONT and TOTAL each on a several in proportion to their respective percentage interests in the Joint Venture and not joint or collective basis.

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section. Notice to NEWMONT shall additionally be sent to Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 U.S.A., Attention: Land Dept., Facsimile: 303.837.5851.

(b)

Assignment. (a) If SEABRIDGE desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, SEABRIDGE shall promptly notify NEWMONT and TOTAL of its intentions in order that NEWMONT and/or TOTAL may consider the possible acquisition from SEABRIDGE a portion or all of

SEABRIDGE's interest in the Property. (b) Except as otherwise provided herein, SEABRIDGE may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by SEABRIDGE of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with SELLERS to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of SEABRIDGE and SEABRIDGE, only subsequent to the signing of a definitive agreement as between SELLERS and such assignee, shall be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof. Any rights, interests or obligations of SEABRIDGE in or with respect to this Agreement, the Property or the Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of SEABRIDGE and SEABRIDGE shall not be relieved or discharged from this Agreement and the Royalty Agreement in respect thereof and SELLERS may continue to look to SEABRIDGE for performance with respect thereto. (c) Each of NEWMONT and TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(k) Maintenance of the Property. SEABRIDGE shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, SEABRIDGE may elect to abandon any part or parts of the Property by giving notice to NEWMONT and TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, SEABRIDGE's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by SEABRIDGE. If requested by either of NEWMONT and/or TOTAL, SEABRIDGE shall execute documents transferring to NEWMONT and/or TOTAL, as the case may be, title to any part or parts of the Property which SEABRIDGE is abandoning. In the event that SEABRIDGE gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period SEABRIDGE's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

(a)

Entire Agreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis sly rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

(d)

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:

Title:

Date:

 Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

[SEAL]

SCHEDULE "A" TO THE ROYALTY AGREEMENT (Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "C" TO THE PURCHASE AND SALE AGREEMENT
(the "Security Agreement")

NOTE. Newmont ,and Total may each wish to have a separate Security Agreement.

THIS INSTRUMENT OF DELIVERY effective July 26, 2002 AMONG:

SEABRIDGE GOLD INC., a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(hereinafter the "Company") and

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1 K8

(hereinafter "Newmont") and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9

(hereinafter "Total")

(Newmont and Total, collectively hereinafter called the "Holder") RECITALS

WHEREAS the Company is obligated to the Holder under that certain Purchase and Sale Agreement and the Royalty Agreement, copies of which are attached hereto, respectively, as Schedule "A" and Schedule "B";

AND WHEREAS the Company has created and issued in favor of the Holder a debenture (the "Debenture") dated for reference July 26, 2002 for the principal sum of Forty Two Million United States Dollars (US$42,000,000.00), plus interest thereon at the rate of fifteen percent (15%) per annum.

AND WHEREAS the Company has agreed to deliver the Debenture to the Holder to secure payment of all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement (the "Secured Obligations").

NOW THEREFORE THIS INSTRUMENT WITNESSETH that in consideration of the premises and of the sum of Ten Dollars ($10.00) now paid by the Holder to the Company (the receipt hereof is hereby acknowledged by the Company) the Company herewith delivers the Debenture to the Holder and the Company covenants and agrees with the Holder that:

1. Until the Debenture has been discharged in accordance with its terms, the Debenture shall be and remain valid and continuing security and shall cover and secure the payment, performance and satisfaction of the Secured Obligations. So long as any Secured Obligations may arise under the Purchase and Sale Agreement or Royalty Agreement, the Debenture shall not be satisfied solely because at any time no Secured Obligations are outstanding.

1.

The Debenture is in addition to and not in substitution for any other securities now or hereafter held by the Holder and shall not merge in any other security now or hereafter held by the Holder.

2.

The records of the Holder as to payment of the Secured Obligations or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

3.

Upon the occurrence of an Event of Default the Holder may enforce and realize on the Debenture or any part or paints thereof in any order it desires and any realization by any means upon any security shall not bar realization upon any other security.

4.

Any monies realized from the enforcement or realization of or on the Debenture may be applied on such part or parts of the Secured Obligations as the Holder may see fit notwithstanding any previous application.

5.

The Holder may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Company and with other persons and securities as the Holder may see fit, without prejudice to the liability of the Company to the Holder or the Holder's right to hold, deal with, enforce and realize on the Debenture.

6.

All expenses incurred by the Holder in recovering or enforcing payment of the Secured Obligations or any part or parts thereof, or realizing upon the Debenture, including expenses of taking possession, protecting and realizing upon any property subject to the charge of the Debenture, shall be added to and shall be deemed to be a part of the Secured Obligations and secured by the Debenture.

7.

The interest of Newmont or Total in the Debenture and this Instrument of Delivery may only be assigned by Newmont or Total, as the case may be, as part of any assignment of the interest of Newmont or Total, as the case may be, in the Secured Obligations.

Notwithstanding any of the foregoing provisions of this Instrument or the provisions of the Debenture, the Holder agrees that: (a) in dealing with, enforcing and realizing on the Debenture, the Holder shall not claim under the Debenture at any time any greater amount in respect of principal, interest and other monies thereunder than the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; (b) notwithstanding that the principal amount of the Debenture is expressed to bear interest from the date of the Debenture, the Holder shall not claim any amount by way of interest under the Debenture in excess of the amount of interest accruing and unpaid from time to time on the Secured Obligations in accordance with the terms of the Secured Obligations; (c) notwithstanding that the Debenture is expressed to be payable on demand, the Holder will not make demand for any amount thereunder unless and until an Event of Default has occurred and shall make such demand only for the aggregate amount of Secured Obligations then due and payable by the Company to the Holder; and (d) at any time after payment of all of the Secured Obligations owing from time to time by the Company to the Holder, the Holder shall, forthwith on the written request of the Company and upon payment of all fees, charges, expenses and solicitors' fees incurred by the Holder, deliver the Debenture to the Company and execute and deliver to the Company such releases and discharges or other instruments as shall be requisite to discharge the Debenture and the security thereof.

Capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Debenture.

This Instrument shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF this Instrument has been duly executed by the Company, Newmont and Total effective as of the date first above written.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative

NEWMONT CANADA LIMITED

By:

Title:

Date:

 Its Authorized Representative

TOTAL RESOURCES (CANADA) LIMITED

By:

Title:

Date:

Its Authorized Representative

SCHEDULE "A" TO THE INSTRUMENT OF DELIVERY
(the "Purchase and Sale Agreement")

SCHEDULE "B" TO THE INSTRUMENT OF DELIVERY
(the "Royalty Agreement")

DEBENTURE Dated for reference July 26, 2002.

SEABRIDGE GOLD INC., a company incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(the "Company")

Demand Debenture

US$42,000,000.00

1.

For value received the Company will on demand pay to NEWMONT CANADA LIMITED, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8 ("NEWMONT") and TOTAL RESOURCES (CANADA) LIMITED, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9 ("TOTAL") in the proportion of Fifty-One Percent (51%) to NEWMONT and Forty-Nine Percent (49%) to TOTAL (collectively, the "Holder") or at such other place or places as the Holder may from time to time direct, the principal sum of Forty Two Million United States Dollars (US$42,000,000.00) together with interest thereon at a rate of fifteen percent (15%) per annum.

2.

Subject to the exception as to leaseholds set out in section 3 hereof, as security for payment of the principal sum, interest, interest on overdue interest and other monies from time to time owing hereunder and for the performance and observance of all the Company's obligations and covenants hereof the Company hereby grants, mortgages, charges, pledges, assigns and conveys as and by way of a fixed and specific mortgage, pledge and charge to and in favor of the Holder and grants to the Holder a security interest in the Property, the Additional Property, the Products and the Proceeds.

3.

The last day of any term created by any lease of real property or agreement therefor is hereby excepted out of the charge created by this Debenture but the Company shall stand possessed of a reversion thereof remaining upon trust for the Holder to assign and dispose thereof as the Holder shall direct.

4.

Any notice required to be given in connection with this Debenture shall be given in accordance with the provisions for notices set out in the Royalty Agreement.

5.

This Debenture has been issued and delivered by the Company to the Holder pursuant to an Instrument of Delivery effective July 26, 2002, which Instrument of Delivery contains various restrictions more particularly set out therein on the rights of the Holder with respect to this Debenture, including without [imitation restrictions on the amount to be claimed hereunder and restrictions on the ability to demand payment hereunder. To the extent any such provisions of the Instrument of Delivery modify or conflict with the provisions of this Debenture, the provisions of the Instrument of Delivery shall govern. Pursuant to the Instrument of Delivery, the interest of Newmont or Total in this Debenture may only be assigned as part of an assignment of the interest of Newmont or Total, as the case may be, in the Instrument of Delivery and the Secured Obligations.

6.

This Debenture is issued subject to and with the benefit of the following conditions, each and all of which form part of this Debenture.

CONDITIONS TO DEBENTURE

1. The Company warrants and represents to the Holder that: (a) this Debenture is issued in accordance with resolutions of the Directors of the Company and all other matters and things have been done and performed so as to authorize and make the execution, creation and issuance of this Debenture legal and valid and in accordance with the requirements of the laws relating to the Company and all other statutes and laws in that behalf; (b) as of July 26, 2002 the Company has not taken any action or made any agreement which would cause title to the Mortgaged Property not to be free from all security interests, mortgages, pledges, liens, charges and encumbrances whatsoever,

Page 33 Newmont/Total-Seabridge Purchase and Sale Agreement (Tundra, NWT) July 16, 2002.12 PDF

except Permitted Encumbrances, and (c) its chief executive office is situate at 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

2. The Company hereby covenants and agrees with the Holder that it will defend the Company's title to the Mortgaged Property against the claims and demands of all persons, will observe and perform all covenants, terms and conditions upon or under which any of the Mortgaged Property is secured, held or leased and will pay or cause to be paid as or before they become due all rents and other sums payable pursuant to any lease or any charge of or affecting any of the Mortgaged Property.

3. Except as otherwise specifically permitted by this Debenture or the Royalty Agreement, the Company shall not without the prior written consent of the Holder: (a) grant, create, assume or permit to exist any security interest, mortgage, pledge, charge, assignment, lien or other encumbrance, except Permitted Encumbrances, whether fixed or floating, upon the whole or any part of the Mortgaged Property; (b) allow any taxes, rates, levies or assessments, ordinary or extraordinary government fees or duties lawfully levied, assessed or imposed upon the Mortgaged Property to remain unpaid; (c) allow any debts and obligations to laborers, workers, employees, workers' compensation boards or others to remain unpaid if the same, if unpaid, would have priority over the security hereby created or any part thereof; (d) sell, lease or otherwise dispose of any of the Mortgaged Property, provided that, so long as no Event of Default has occurred and is continuing, the Company may sell, lease or otherwise dispose of Products, and use the Proceeds of such sale, lease or disposition, in the ordinary course of business, free of the security hereof; (e) change its name or the location of its chief executive office without giving 30 days prior written notice to the Holder; or (f) merge, amalgamate or enter into any other transaction whereby all of its property and assets could become vested in another person (provided that the Holder shall not unreasonably withhold its consent to such merger, amalgamation or transaction so long as it is satisfied, acting reasonably, that the successor arising from such merger, amalgamation or transaction is bound by the terms hereof and of the Secured Obligations and that the enforceability or priority of this Debenture and the security hereof will not be adversely affected).

1.

The Company shall at all times during the currency of this Debenture: (a) maintain and keep in proper order, repair and condition the Mortgaged Property and allow the Holder to inspect the Mortgaged Property at all reasonable times; and (b) advise the Holder forthwith of any acquisition by the Company of any Additional Property.

2.

(a) The principal sum, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon demand by the Holder or, unless waived by the Holder, upon the occurrence of an Event of Default. (b) The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligation.

3.

At any time after the security hereby constituted has become enforceable, the Holder shall have the right and power: (a) to enter, take possession of, collect, get in and use all or any part or parts of the Mortgaged Property with power to exclude the Company and its respective agents and servants therefrom and for such purpose to take any proceedings in the name of the Company or otherwise; (b) to preserve, maintain and repair the Mortgaged Property and make such replacements thereof and additions thereto as the Holder shall deem judicious; (c) either before or after entry to sell and dispose of or lease the Mortgaged Property, either as a whole or in parts, by public or private sale, and also to rescind or vary any contract of sale that was entered into and resell with or under any of the powers conferred hereunder and adjourn any sale from time to time and execute and deliver to the purchaser or purchasers of the whole or any part of the Mortgaged Property a sufficient deed or deeds therefor, the Holder being herein constituted the irrevocable attorney of the Company to sell the Mortgaged Property and to execute a deed or deeds and a sale made as aforesaid shall perpetually bar, both at law and in equity, the Company and all other persons from claiming the whole or any part of the Mortgaged Property. Subject to the claims of third parties, the proceeds of sale shall be applied firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, any surplus shall be paid to the Company.

1.

At any time after the security hereby constituted has become enforceable the Holder may appoint by writing a receiver or receiver-manager (herein called the "Receiver") of the Mortgaged Property and may from time to time remove any Receiver so appointed and appoint another in his stead. The Receiver shall have power: (a) to take possession of and to collect and get in and use the Mortgaged Property and for those purposes to enter the Mortgaged Property and to act, in respect of the Mortgaged Property only, in the name of the Company or otherwise as the Receiver considers necessary; (b) to carry on or concur in carrying on the business of the Company, in respect of the Mortgaged Property only, and to employ and discharge any persons in respect thereof upon the terms and at the remuneration the Receiver considers proper; (c) to keep in repair the Mortgaged Property and to do all necessary things to carry on the business of the Company, in respect of the Mortgaged Property only, and to protect the Mortgaged Property; (d) to make any arrangement or compromise, in respect of the Mortgaged Property only, which the Receiver considers expedient in the interests of the Holder; (e) to borrow money to maintain the whole or any part of the Mortgaged Property; (f) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property; in exercising the Receiver's foregoing power to sell or lease the Mortgaged Property the Receiver may in his absolute discretion (i) sell the whole or part of the Mortgaged Property at public auction, by public or private tender, or by private sale; (ii) effect a sale or lease by conveying in the name of or on behalf of the Company or otherwise; (iii) make any stipulation as to title or conveyance or commencement of title; (iv) rescind or vary any contract of sale or lease; (v) resell or release without being answerable for any loss occasioned thereby; (vi) sell on terms as to credit as shall appear to be most advantageous to the Receiver and if a sale is on credit the Receiver shall not be accountable for any monies until actually received; (vii) make any arrangements or compromises which the Receiver shall think expedient; and for the purposes aforesaid the Company hereby empowers the Receiver so appointed as its attorney to execute deeds, contracts, agreements or other documents on its behalf, in respect of the Mortgaged Property only, in any place under the Receiver's seal and the same shall bind the Company and have the same effect as if such deeds were under the Company's common seal.

2.

No purchaser at any sale purporting to be made by the Receiver pursuant to the aforesaid power shall be bound to inquire whether any notice required hereunder has been given, or as to the necessity or expediency of the sale or the stipulations subject to which it is made, or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues, or notice that the sale is otherwise unnecessary, improper or irregular, and despite any impropriety or irregularity, or notice thereof to any purchaser, the sale as regards that purchaser shall be deemed to be within the aforesaid powers and be valid accordingly and the remedy, if any, of the Company in respect of any impropriety or irregularity whatsoever in any sale by the Receiver shall be in damages only.

3.

The net profit of the business and the net proceeds of any disposal of the Mortgaged Property shall be applied by the Receiver subject to the claims of third parties, firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, and any surplus shall be paid to the Company.

4.

The Receiver shall not be liable for any loss unless it is caused by the Receiver's own negligence or willful default. The Receiver shall be considered to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts, defaults and remuneration.

The Holder may but shall not be obliged to pay and satisfy any monies or do any acts or things which the Company is required to do hereunder or under any security collateral hereto upon the Company's failure to do so and the amount so paid or the costs and expenses so incurred and all costs, fees or commissions in connection with the collection of monies due hereunder or enforcement of the security hereby granted may be paid and satisfied from any unadvanced portion of the monies to be advanced hereunder or otherwise and any amount paid by the Holder shall be repayable forthwith and shall bear interest at the rate provided for interest on the principal sum and shall be secured by the charges herein contained; provided however that so long as the validity of any tax, lien or fine is in good faith contested by the Company, the Holder shall not pay the same if the Company shall satisfy the Holder and, if required, furnish security satisfactory to the Holder, that such contestation will involve no forfeiture of any part of the Mortgaged Property.

1.

This Debenture and the charges hereby created shall be and remain valid and continuing security for the indebtedness and liability of the Company to the Holder hereunder.

2.

This Debenture is in addition to and not in substitution for any other security which the Holder now or from time to time may hold or take from the Company. Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Company to pay the principal, interest and other monies secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture. All rights and remedies of the Holder hereunder shall be cumulative and no remedy herein conferred or renewed is intended to be exclusive but shall be in addition to every other remedy given hereunder.

3.

The Company shall forthwith and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered or make all reasonable efforts to obtain all and every such further acts, deeds, mortgages, assignments, transfers, consents, waivers, assurances or indentures supplemental hereto as the Holder shall reasonably require for the better assuring, mortgaging, assigning and confirming unto or vesting in the Holder all and singular the Mortgaged Property charged or intended so to be or which the Company may hereafter become bound to mortgage and charge in favor of the Holder or for the better accomplishing and effectuating the intention of this Debenture.

4.

Without limitation of the provisions of condition 14 hereof: (a) in the event the Company shall acquire legal title to any of the Additional Property, the Company shall, at the request of the Holder, execute and deliver all such documents and do all such things as may be required to permit registration of the security hereof in any office of public record with respect to such Additional Property; and (b) in the event that a person other than the Company shall hold legal title to any of the Additional Property for the benefit of the Company, the Company shall deliver to such person such notice or other evidence of the interest of the Holder in the Mortgaged Property, and obtain and deliver to the Holder such acknowledgements by such person of such interest of the Holder, as the Holder may reasonably require.

5.

This Debenture shall be construed in accordance with the laws of the Northwest Territories of Canada.

6.

Time shall be of the essence of this Debenture.

7.

If a provision of this Debenture is wholly or partially invalid, at the option of the Holder, this Debenture shall be interpreted as if the invalid portion had not been a part thereof.

8.

As specified in section 5 of this Debenture, assignment of this Debenture is limited, as more particularly provided in the Instrument of Delivery. This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Company and its successors and assigns. The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

9.

In this Debenture the following terms shall have the following meanings:

"Additional Property" means all of the Company's presently owned or hereafter acquired right, title and interest in and to any mining claim, license, lease, grant, concession, permit, patent or other mineral property or other rights or interest located wholly or partly within the Area of Interest.

"Area of Interest" means all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

"Event of Default" means any one of the following events: (a) if a default is made by the Company in paying any of the Secured Obligations to the Holder when due and such default is not remedied within thirty (30) days; (b) if a default is made by the Company in performance or observance of any other term of this Debenture and, if such default is capable of remedy, is not remedied within thirty (30) days of notice thereof by the Holder to the Company; (c) if any representation or warranty of the Company contained in this Debenture is found to be untrue in any material adverse respect; (d) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have not been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same; and (e) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same, and thereafter Holder receives notice of or otherwise becomes aware of any person taking steps to sell all or any part of the Property or the Additional Property.

"Mortgaged Property" wherever used herein means and includes all the undertakings and other properties and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto to be, or intended to be, mortgaged, pledged or charged or made the subject of a security interest under this Debenture.

"Permitted Encumbrances" means: (a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested in good faith by the Company; (b) undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Company or which relate to obligations not due or delinquent; (c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof; (d) the encumbrance resulting from the deposit of cash or obligations as security when the Company is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs of litigation when required by law; (e) security given to a public utility or any governmental or public authority when required in connection with the operations of the Company; (f) easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Company of the lands subject to such easements, rights or servitudes; (g) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown; (h) any encumbrances consented to in writing as a Permitted Encumbrance by the Holder; and (i) the Royalty Agreement.

"Proceeds" means all present and after acquired goods, chattel paper, money, securities, documents of title, instruments, intangibles or other property of the Company derived, directly or indirectly, from any dealing with any of the Mortgaged Property or proceeds of Mortgaged Property.

"Products" means all right, title and interest of the Company now held or hereafter acquired in and to all ores, minerals and mineral resources produced from any of the Property and the Additional Property.

"Property" means all right, title and interest of the Company now held or hereafter acquired in and to the mining leases described in Schedule "A" hereto, including without limitation any amendments, supplements, renewals and replacements of such mining leases.

"Purchase and Sale Agreement" means the purchase and sale agreement effective July 16, 2002 among the Company and the Holder.

"Royalty" means the production royalties granted pursuant to the Royalty Agreement.

"Royalty Agreement" means the royalty agreement effective July 26, 2002 made among the Company and the Holder.

"Secured Obligations" means all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement.

TO HAVE AND TO HOLD the same unto and to the use and benefit of the Holder for the uses and purposes and with the powers and authority and subject to the terms and conditions set forth in this Debenture.

IN WITNESS WHEREOF this Debenture has been duly executed by the Company effective as of the date first written above.

SEABRIDGE GOLD INC.

By:

Title:

Date:

Its Authorized Representative [SEAL]

SCHEDULE "A" TO THE PURCHASE AND SALE AGREEMENT
(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "D" TO THE PURCHASE AND SALE AGREEMENT
(the "Assignment of Mining Leases")

ASSIGNMENT OF MINING LEASES
(With a Company Seal)

Newmont Canada Limited, a body corporate, incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, being the holder of 100% of the Mining Lease numbers described on Schedule "A", in consideration of the sum of $10.00, payment of which is hereby acknowledged by Newmont Canada Limited, hereby transfers 100% of the Mining Lease Numbers described on Schedule "A" unto Seabridge Gold Inc., a body corporate, incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, and holder of Prospector's License

______________.

The Post Address of Seabridge Gold Inc. is: Seabridge Gold Inc.

172 King Street East, 3rd Floor

Toronto, Ontario M5A 1 J3 CANADA

Phone

416-367-9292

Fax

416-367-2711

Dated July 26, 2002

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

Encl. CAD$425.00 (CAD$25.00 per Mining Lease)

SCHEDULE "A" TO THE ASSIGNMENT OF MINING LEASES

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

SCHEDULE "B" TO THE INSTRUMENT OF DELIVERY
(the "Total Royalty Agreement")

TOTAL ROYALTY AGREEMENT

(Includes termination of the Tundra Joint Venture Operating Agreement and the establishment of a Net Smelter Returns Production Royalty)

THIS TOTAL ROYALTY AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date") BETWEEN:

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act

Suite 810, 202 6th  Avenue S.W.

Calgary, Alberta, Canada T2P 2R9

Facsimile: 403.571.7595

(hereinafter "TOTAL") and

5073 N.W.T. LIMITED, a corporation incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "BUYER")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to NEWMONT) and Getty Canadian Metals, Limited (predecessor to Total Resources (Canada) Limited) ("TOTAL") (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) NEWMONT and TOTAL have sold,

Page 1 Total — 5013 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

transferred and assigned to BUYER all of their right, title, interest and obligations in and to the Property; (b) BUYER has purchased all of the NEWMONT and TOTAL's right, title, interest and obligations in and to the Property, (c) NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for each of NEWMONT and TOTAL to receive a perpetual production royalty on 100% of the Property and the Area of Interest, (d) Seabridge Gold inc. ("SEABRIDGE") paid to TOTAL a Cash Payment before assigning its rights in the Property to its wholly owned subsidiary, and (e) BUYER has (i) agreed to grant to TOTAL a Royalty, and (ii) agreed to pay to TOTAL certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Purchase and Sale Agreement and the Security Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.

Purchase and Sale. Effective on the Effective Date (a) TOTAL has sold, transferred and assigned to BUYER all of its right, title, interest and obligations in and to the Property; and (b) BUYER has purchased all of TOTAL's right, title, interest and obligations in and to the Property, subject to the terms and conditions of this Agreement. Commencing from and after the Effective Date BUYER has agreed to bear solely for its own account all costs and obligations pertaining to or associated with the Property or within the Area of Interest.

2.

Joint Venture Agreement Terminated. Effective on the Effective Date, NEWMONT and TOTAL have terminated the Joint Venture and the Joint Venture Agreement in such a manner as to provide for TOTAL to receive Additional Cash Payments and the perpetual Royalty on 100% of the Property and the Area of Interest described herein.

3.

Purchase Price. As consideration for the purchase and sale of the Property, (a) SEABRIDGE has, on the Effective Date, paid to TOTAL a cash payment of One Million Two Hundred Twenty Five Thousand United States Dollars (US$1,225,000), free and clear of any taxes ("Cash Payment") before assigning its rights in the Property to its wholly-owned subsidiary; and (b) BUYER has executed and delivered to TOTAL this Agreement setting out the terms of a ninety eight hundredths of one percent (0.98%) net smelter returns production royalty in respect of any sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced and sold from the Property or from any other property within the Area of Interest, to be paid as described in this Agreement (the "Royalty"); and (c) BUYER has additionally under the Purchase and Sale Agreement agreed to (i) pay to TOTAL a further sum of Seven Hundred Thirty Five Thousand United States Dollars (US$735,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$360 per ounce the for tenth (10th) consecutive reporting day; and (ii) pay to TOTAL a further sum of Seven Hundred Thirty Five Thousand United States Dollars (US$735,000), free and clear of any taxes within sixty (60) days following the date on which the London Bullion Market, Afternoon Fix, spot price of gold closes at or above US$400 per ounce for the tenth (10th) consecutive reporting day, provided, however, BUYER has agreed to pay to TOTAL the balance of the Additional Cash Payments specified in section 3(c) within sixty (60) days following the date that BUYER (or any Affiliate or successor or assignee of it) makes a decision to develop a commercial mining operation on or with respect to the Property or within the Area of Interest (the "Additional Cash Payments") (section 3(a), section 3(b) and section 3(c), collectively, the "Purchase Price"). (d) Should default be made in any Royalty payment when due under section 9 hereof and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance under section 9 shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen (15) percent per annum commencing from and after such payment due date until paid. (e) The Parties have agreed that should default be made in either of the Additional Cash Payments when due under the Purchase and Sale Agreement and such default still exists ten (10) days following notice of non-payment, then the entire unpaid balance of the Additional Cash Payments due under the Purchase and Sale Agreement shall become immediately due and all unpaid amounts shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

Page 2 Total - 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

1.

Registration on Title. The Parties agree that following the Effective Date (a) BUYER shall immediately register title to the Property in BUYER's name by filing the Assignment of Mining Leases; and (b) TOTAL may register or record against title to the Property such form of notice, caution or other documents (including, without limitation, a copy of the Purchase and Sale Agreement, this Agreement, and the Security Agreement) as it considers appropriate to secure payment from time to time and protect TOTAL's right to receive the Additional Cash Payments and the Royalty hereunder. All Parties hereto hereby consent to such registering or recording and agree to co-operate with such Party to accomplish the same.

2.

Area of Interest. If at any time BUYER or any Affiliate or successor or assignee of it stakes, applies for, and obtains or otherwise acquires, directly or indirectly, any right to or interest in any mining claim, license, lease, grant, concession, permit, patent, or other mineral property or other rights or interests located wholly or partly within the Area of Interest, such rights or interests shall thereafter become part of the Property. In the event BUYER or any Affiliate or any successor or assign of it surrenders, allows to lapse or otherwise terminates its interest in any portion or all the Property or within the Area of Interest and within a period of five (5) years from the date of such surrender, lapse or other termination, reacquires a direct or indirect interest in respect of the land covered by the former Property or within the Area of Interest, then the Royalty shall apply to such interest so acquired; provided, however, if any rights or interests so acquired within the Area of Interest already bears a royalty obligation to a non-Affiliate third party, then the Royalty payable to TOTAL with respect to such rights or interests so acquired shall be reduced by Forty-Nine percent (49%) of the amount of such royalty obligation, provided, however, TOTAL's Royalty shall in no event be less than a forty-nine one hundredths of one percent (0.49%) net smelter returns production royalty. BUYER shall give written notice to TOTAL within ten (10) days of any acquisition or reacquisition within the Area of Interest. The "Area of Interest" shall comprise all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

3.

Term. The Additional Cash Payments payable under the Purchase and Sale Agreement and the Royalty created hereby shall be perpetual, it being the intent of the Parties hereto that, to the extent allowed by law, the Additional Cash Payments and the Royalty shall constitute a vested interest in and a covenant running with the land affecting the Property (and within the Area of Interest) and all successions thereof whether created privately or through governmental action and shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors and assigns so long as BUYER or any successor or assign of it holds any rights or interests in the Property or within the Area of Interest. In the event a court of competent jurisdiction determines that any right, power or interest of any Party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the Effective Date of this Agreement. This Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

4.

Payments to TOTAL. All payments to TOTAL pursuant to this Agreement shall be made by BUYER to TOTAL. Payments to NEWMONT pursuant to the Purchase and Sale Agreement shall be made pursuant to a separate royalty agreement.

5.

Assumption of Liabilities; Indemnifications by BUYER. Under the Purchase and Sale Agreement BUYER has agreed to assume all right, title, interest and liabilities of TOTAL in, to and under the Property, the Joint Venture and the Joint Venture Agreement, including but not limited to any and all environmental liabilities. Accordingly, BUYER shall be responsible for all costs, fines, damages, judgments, penalties or responsibilities (environmental and otherwise) in connection with its ownership and use of the Property and for any and all work performed in and on the Property, whether arising prior to or subsequent to the Closing Date. Under the Purchase and Sale Agreement BUYER has agreed to indemnify and save harmless TOTAL from any loss, cost or liability (including reasonable legal fees) arising from a claim against TOTAL in respect of: (a) any failure by BUYER to timely and fully perform all reclamation, restoration, waste disposal or other closure obligations required by governmental authorities in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; (b) any failure or omission by BUYER which results in a

Page 3 Total — 5073 NW I Royalty Agreement (Tundra, NWT) July 19, 2002.14

violation of or liability under any present or future applicable federal, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines in respect of all activities on the Property, whether arising prior to or subsequent to the Closing Date; and (c) any claims by third parties against TOTAL in respect of property damage or injury or death to persons arising out of the activities on or with respect to the Property whether arising prior to or subsequent to the Closing Date.

9. Royalty Calculations and Payments. BUYER shall pay TOTAL a perpetual production royalty of ninety eight hundredths of one percent (0.98%) of "Net Smelter Returns" from the sale or other disposition of all metal ore, minerals and mineral substances, or concentrates produced therefrom (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered) ("Minerals") produced and sold from the Property or within the Area of Interest, provided such rights or interests are held or acquired by BUYER or an Affiliate or a successor or assign of it, regardless of whether the rights or interests in and to such Minerals are included in the Mining Leases, determined in accordance with the provisions set forth in this section and, if applicable, section 12 hereof. (a) For Precious Metals. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property during the preceding calendar month ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor"), by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month (the "Applicable Spot Price") and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Minerals for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred: (1) charges imposed by the Payor for refining bullion from doré or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by BUYER's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns; (2) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and (3) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of refining Beneficiated Precious Metals or Other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount BUYER would have incurred if such refining were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such refining. In the event BUYER receives insurance proceeds for loss of production of Precious Metals, BUYER shall pay to TOTALthe Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(b) For Other Minerals. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred. (1) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; (2) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs

Page 4 total – 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

of or related to BUYER's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and (3) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from BUYER's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of. If for any reason the New York Commodities Exchange does not report spot pricing for a particular Other Mineral, then the Parties shall mutually agree upon an appropriate pricing entity or mechanism that accurately reflects the market value of any such Other Mineral.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by BUYER, which facilities were not constructed solely for the purpose of milling or processing Other Minerals from the Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount BUYER would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by BUYER then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by BUYER with respect to such smelting and refining. In the event BUYER receives insurance proceeds for loss of production of Other Minerals, BUYER shall pay to NEWMONT the Production Royalty percentage of any such insurance proceeds which are received by BUYER for such loss of production.

(c) Payments of Royalty In Cash or In Kind. Production Royalty payments shall be made to NEWMONT as follows:

(i) Royalty In Kind. TOTAL may elect to receive its Production Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The elections may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Production Royalty for Precious Metals in cash or "in kind" shall be made in writing by TOTAL and delivered to BUYER on or before November 1 of each year. In the event no written election is made, the Production Royalty for Precious Metals will continue to be paid to TOTAL as it its then being paid. As of the date of this Agreement, TOTAL elects to receive its Production Royalty on Precious Metals "in kind". Royalties on Other Minerals shall not be payable "in kind". (1) If TOTAL elects to receive its Production Royalty for Precious Metals in "in kind", TOTAL shall open a bullion storage account at each refinery or mint designated by BUYER as a possible recipient of refined bullion in which TOTAL owns an interest. TOTAL shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and BUYER shall not be required to bear any additional expense with respect to such "in-kind" payments. (2) Production Royalty will be paid by the deposit of refined bullion into TOTAL's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, BUYER shall deliver written instructions to the mint or refinery, with a copy to TOTAL directing the mint or refinery to deliver refined bullion due to TOTAL in respect of the Production Royalty, by crediting to TOTAL's account the number of ounces of refined bullion for which Production Royalty is due; provided, however, that the words "other disposition" as used in this Agreement shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon TOTAL's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of section 9(f) hereof. (3) Production Royalty payable "in kind" on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in section 9(a) hereof. (4) Title to refined bullion delivered to TOTAL under this Agreement shall pass to TOTAL at the time such bullion is credited to TOTAL at the mint or refinery. (5) TOTAL agrees to hold harmless BUYER from any liability imposed as a result of the election of TOTAL to receive Production Royalty "in kind" and from any losses incurred as a result of TOTAL's trading and hedging activities. TOTAL assumes all responsibility for any shortages which occur as a result of TOTAL's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint. (6) When royalties are paid in "in kind", they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Agreement. Within thirty (30) days of the receipt of a statement showing charges incurred by BUYER for transportation, smelting or other deductible costs, TOTAL shall remit to BUYER full payment for such charges.  If TOTAL does not pay such charges when due, BUYER shall have the right, at its election, with TOTAL's consent, such consent not to be unreasonably withheld, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to TOTAL in the following month.

(i)

In Cash. If TOTAL elects to receive its Production Royalty for Precious Metals in cash, and as to Production Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the minerals subject to the Production Royalty were shipped to the Payor by BUYER. For purposes of calculating the cash amount due to TOTAL, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from the Property is delivered, made available, or credited to BUYER by a mint or refiner. The price used for calculating the cash amount due for Production Royalty on Precious Metals or Other Minerals shall be determined in accordance with section 9(a) and section 9(b) as applicable. BUYER shall make each Production Royalty payment to be paid in cash by delivery of a check payable to TOTAL and delivering such check to TOTAL at the address listed in this Agreement, or to such other address as TOTAL may direct or by direct bank deposit to TOTAI.'s account as TOTAL shall designate. Should default be made in any cash payment when due for Production Royalty and such default still exists ten (10) days following notice of non-payment, then all unpaid amounts shall become immediately due and shall bear interest at the rate of fifteen percent (15%) per annum commencing from and after such payment due date until paid.

(ii)

Detailed Statement. All Production Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

(a)

Monthly Reconciliation. (i) On or before the twenty-fifth (25th) day of the month, BUYER shall make an interim settlement based on the information then available of such Production Royalty for the prior calendar month, either in cash or in kind, whichever is applicable, by paying (1) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals "in kind" Production Royalty payments and (2) not less than ninety-five percent (95%) of the anticipated final settlement of cash Production Royalty payments. (ii) The parties recognize that a period of time exists between the production of ore, the production of dare or concentrates from ore, the production of refined or finished product from dare or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Production Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. BUYER will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month. (iii) In the event that TOTAL has been underpaid for any provisional payment (whether in cash or "in kind"), BUYER shall pay the difference in cash by check and not "in kind" with such payment being made at the time of the final reconciliation. If TOTAL has been overpaid in the previous calendar quarter, TOTAL shall make a payment to BUYER of the difference by check. Reconciliation payments shall be made on the same basis as used for 'the payment in cash pursuant to section 9(c)(ii) hereof.

(b)

Hedging Transactions. All profits and losses resulting from BUYER's sales of Precious Metals or Other Minerals, or BUYER's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Production Royalty calculations pursuant to this Agreement. All hedging transactions by BUYER and all profits or losses associated therewith, if any, shall be solely for BUYER's account. The Production Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows: (i) Affecting Precious Metals. The amount of Production Royalty to be paid on all Precious Metals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(a), with the understanding and agreement that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by BUYER to the Payor. (ii) Affecting Other Minerals. The amount of Production Royalty to be paid on all Other Minerals subject to hedging transactions by BUYER shall be determined in the same manner as provided in section 9(b), with the understanding and agreement that the average

(c)

monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped by BUYER to the Payor.

(a)

Comminqlinq. BUYER shall have the right to commingle Precious Metals and Other Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content, applied on a consistent basis. Representative samples of the Precious Metals or Other Minerals shall be retained by BUYER and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. BUYER shall retain such analyses for a reasonable amount of time, but not less than twenty four (24) months, after receipt by TOTAL of the Production Royalty paid with respect to such commingled Minerals from the Property, and shall retain such samples taken from the Property for not less than thirty (30) days after collection.

(b)

No Obligation to Mine. BUYER shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. BUYER shall have no obligation to TOTAL or otherwise to mine any of the Property, nor shall it have any obligation to diligently pursue production from the Property.

10. Reporting, Audits, Inspections, Tours, Confidentiality and Press Releases.

(a)

Reporting. No later than March 1 of each year, BUYER shall provide to TOTAL with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year, and from time to time such additional information as TOTAL may reasonably request. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, TOTAL shall have the right, upon reasonable notice to BUYER, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to BUYER's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with BUYER's activities with respect to the Property. BUYER makes no representations or warranties to TOTAL concerning any of the Data or any information contained in the annual reports, and TOTAL agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

(b)

Right to Audit. TOTAL shall have the right to audit the books and records pertaining to production from the Property and contest payments of Production Royalty for twenty four (24) months after receipt by TOTAL of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless TOTAL objects to them in writing within twenty-four (24) months after receipt thereof.

(c)

Inspection. TOTAL shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of TOTAL and TOTAL shall indemnify BUYER from any liability caused by TOTAL's exercise of inspection rights.

(d)

Investor Tours. TOTAL shall have the right, upon reasonable notice and not more frequently than twice annually each, to conduct an investor tour of the facilities associated with the Property, subject to the control and supervision of BUYER. Such investors tours shall be at the sole risk of TOTAL and its invitees, and TOTAL shall indemnify BUYER from any liability caused by TOTAL's exercise of investors tour rights.

(e)

Confidentiality. TOTAL shall not, without the prior written consent of BUYER, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Agreement which is not generally available to the public; provided, however, TOTAL may disclose data or information so obtained without the consent of BUYER: (i) if required for compliance with

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laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of TOTAL's consultants or advisors; (iii) to any third party to whom TOTAL, in good faith, anticipates selling or assigning TOTAL's interest in the Property; and (iv) to a prospective lender, provided that such consultants, third parties or lenders first sign a confidentiality agreement; or (v) to a third party to which a party or its parent company contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with. The foregoing restrictions shall not apply to the disclosure to an Affiliate.

(f) Press Releases. A Party desiring to make a disclosure, statement or press release concerning this Agreement or the Purchase and Sale Agreement shall first consult with the other Party prior to making such disclosure, statement or press release, and the Parties shall use all reasonable efforts, acting expediently and in good faith, to agree upon a text for such statement or press release which is satisfactory to all Parties. Subject to its rights and obligations under section 10(e), TOTAL shall not issue any press release containing technical information relating the Property except upon giving BUYER two (2) clays advance written notice of the contents thereof, and TOTAL shall make any reasonable changes to such proposed press release as such changes may be timely requested by BUYER, provided, however, the TOTAL may include in any press release without notice any information previously reported by BUYER or TOTAL. A Party shall not, without the consent of the other Parties, issue any press release that implies or infers that the non-issuing Party endorses or joins the issuing Party in statements or representations contained in any press release.

1.

Compliance with Law. BUYER shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; provided, however, BUYER shall have the right to contest any of the same if such contest does not jeopardize the Property or TOTAL 's rights thereto or under this Agreement.

2.

Tailings and Residues. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from BUYER's operations and activities on the Property shall be the sole property of BUYER, but shall remain subject to the Production Royalty should the Materials be processed or reprocessed, as the case may be, in the future and result in the production and sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, BUYER shall have the right to dispose of Materials from the Property on or off of the Property and to commingle the same with materials from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

3.

General Provisions.

(a)

Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

(b)

Waiver of Rights. Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

(c)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(d)

Dispute Resolution. (a) Any dispute, controversy or claim arising out of, in relation to or in connection with this Agreement, including any dispute as to the validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by binding arbitration before a single qualified arbitrator appointed upon the unanimous agreement of all Parties and conducted in accordance with the Arbitration Act, 1991 (Ontario). The arbitrator shall be knowledgeable about the

Page 8 Total – 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

matter being arbitrated. The decision rendered by the arbitrator may be entered into any court. Each Party shall pay their own fees and expenses (and shall pay their own attorneys' fees and expenses) related to the arbitration, regardless of how the arbitrated issue is decided. The Parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration. Arbitration shall be conducted in English, in Toronto, Canada. (b) If, for the purposes of obtaining judgment in any court in Canada, it becomes necessary to convert into Canadian dollars ("Judgment Currency") an amount due in United States dollars hereunder ("Original Currency") then the conversion shall be made at the Rate of Exchange prevailing on the business day before the day on which the judgment is given. If there is a change in the Rate of Exchange prevailing between the business day before the day on which the judgment is due, the paying Party will pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the Rate of Exchange prevailing on the date of payment will produce the amount then due under this Agreement in the Original Currency and such additional amount shall bear interest, from the date same become due, at the rate of fifteen percent (15%) per annum. "Rate of Exchange" means the spot rate at which the Party who is the payee is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

(a)

Currency. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of the United States of America.

(b)

No Joint Venture, Mininq Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between or among BUYER andTOTAL.

(c)

Time. Time is of the essence of each provision of this Agreement.

(d)

Definitions. In this Agreement and the Schedules attached to this Agreement the following terms shall have the following meanings:

"Additional Cash Payments" means the payments described in section 3(c).

"Affiliate" shall have the meaning ascribed to that term by the Canada Business Corporations Act on the date hereof.

"Applicable Spot Price" means as described in section 9(a).

"Area of Interest" means the area described in section 5.

"Assignment of Mining Leases" means the assignment provided for in section 4. "Beneficiated Precious Metals" means as described in section 9(a).

"Business Day" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Ontario.

"BUYER" shall include all of BUYER's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Cash Payment" means the payment described in section 3(a).

"Data" means as described in section 10(a).

"Effective Date" means the date specified on the top of page one of this Agreement. "hedging transactions" means as described in section 9(e).

Page 9 Total - 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

"Joint Venture Agreement" has the meaning ascribed to that term in the Recitals above.

"Joint Venture" 'means the interests held by NEWMONT and TOTAL with respect to the Property pursuant to the Joint Venture Agreement.

"Judgement Currency" means Canada currency. "Materials" means as described in section 12. "Minerals" means as described in section 9.

"Mining Leases'" means the following seventeen (17) Mining Leases (together with any renewal or replacement Mining Leases) ML3016, ML3158, ML3159, ML3160, ML3161, ML3219, ML3221, ML3222, ML3223, ML3228, ML3229, ML3230, ML3251, ML3357, ML3361, ML3791 and ML3792 issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada, which, as of the Effective Date, comprises the Property.

"Monthly Production" means as described in section 9. "Other Mineral(s)" means as described in section 9(b). "Parties" means TOTAL and BUYER collectively.

"Party" means either of the Parties individually.

"Payor" means as described in section 9(a).

"Precious Metals" means as described in section 9(a).

"Property" means all right, title and interest of the TOTAL now held or hereinafter acquired in and to the Mining Leases described in attached Schedule "A" including without limitation any amendments, supplements, renewals and replacements of such Mining Leases.

"Purchase and Sale Agreement" means that certain agreement dated effective July 16, 2002 pursuant to which the Parties agreed to the purchase and sale of the Property.

"Purchase Price" means the consideration stipulated in section 3.

"Rate of Exchange" means the spot rate at which TOTAL is able on the relevant date to purchase Original Currency with Judgment Currency and includes any premium and costs of exchange payable.

"Royalty" (or "Production Royalty") means the net smelter returns royalty stipulated in section 3. "Royalty Agreement" means this Agreement.

"Security Agreement" means the agreements provided for in section 4, which, for purposes of this Agreement shall include but shall not be limited to (a) an "Instrument of Delivery", and (b) a "Debenture".

"TOTAL" shall include all of TOTAL's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and Affiliates having or claiming an interest in the Property.

"Transmission" means as described in section 13(i).

Page 10 Total - 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

(a)

Notices. (i) Any notice, demand or other communication (in this section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if: (1) delivered in person during normal business hours of the recipient on a Business Day and left with a receptionist or other responsible employee of the recipient at the applicable address first set forth in this Agreement; or (2) sent by facsimile transmission (a "Transmission") during normal business hours on a Business Day charges prepaid and confirmed by regular mail at the address first set forth in this Agreement; and (ii) each notice sent in accordance with this section shall be deemed to have been received: (1) on the day it was delivered; or on the same day that it was sent by fax transmission, or (2) on the first Business Day thereafter if the day on which it was sent by fax transmission was not a Business Day. The notice addresses for the Parties are set out on page one of this Agreement. Any Party may change its address for notice by giving notice to the other Parties in accordance with this section.

(b)

Assiqnment. (a) If BUYER desires to option, joint-venture, assign, transfer, convey or otherwise dispose of its rights and interests in and to the Property or within the Area of Interest, BUYER shall promptly notify TOTAL of its intentions in order that TOTAL may consider the possible acquisition from BUYER a portion or all of BUYER's interest in the Property. (b) Except as otherwise provided herein, BUYER may assign, transfer, convey or otherwise dispose of its rights and interests under this Agreement; provided, however, any option, joint-venture, assignment, transfer, conveyance or other disposition by BUYER of its rights and interests in or with respect to the Property or this Agreement shall be void unless the proposed assignee has first agreed in writing with TOTAL to observe and be bound by all of the provisions of this Agreement with respect to the rights, interests and obligations being assigned to or assumed by the assignee in the place and stead of BUYER and BUYER, only subsequent to the signing of a definitive agreement as between TOTAL and such assignee, shall BUYER be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof. Any rights, interests or obligations of BUYER in or with respect to the Purchase and Sale Agreement, the Property or this Royalty Agreement which are not assigned or assumed in accordance with the foregoing will be several and not joint rights, interests or obligations of BUYER and BUYER shall not be relieved or discharged from the Purchase and Sale Agreement and this Royalty Agreement in respect thereof and TOTAL may continue to look to BUYER for performance with respect thereto. (c) TOTAL shall have the unrestricted right, in its sole and absolute discretion, to assign, transfer, convey, or relinquish any of its rights or interests with respect to the Property, including the Royalty at any time.

(c)

Maintenance of the Property. BUYER shall pay all governmental taxes, duties or other payments, make any minimum investments required by law, perform all acts and comply with all obligations under applicable law required to maintain the Property (excluding those portions of the Property previously abandoned by it as provided in this section) in good standing. At any time and from time to time, BUYER may elect to abandon any part or parts of the Property by giving notice to TOTAL of such election not less than thirty (30) days prior to the proposed date of abandonment. The notice shall identify the Mining Leases (or other interests acquired within the Area of Interest) which are proposed to be abandoned. Upon expiry of such thirty (30) day period, BUYER's obligations hereunder in respect of such abandoned interests shall terminate and thereafter the term "Property" as used in this Agreement will apply to those interests comprising the Property which have not been abandoned by BUYER. If requested by TOTAL BUYER shall execute documents transferring to TOTAL title to any part or parts of the Property which BUYER is abandoning, provided, however, if NEWMONT also requests such transfer BUYER shall transfer a Forty-Nine percent (49%) interest in such title to TOTAL. In the event that BUYER gives notice that it intends to abandon the balance of the Property held by it then, subject to section 5 hereof, upon expiry of the thirty (30) day period BUYER's obligations to make either of the Additional Cash Payments not due before expiry of such thirty (30) day period shall terminate.

(I) Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

Page 11 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

(a)

Entire Agreement. This Agreement together with the corresponding Purchase and Sale Agreement and the Closing Documents constitute the entire agreement among the Parties with respect to the subject matter hereof.

(b)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis sly rapportant, soient rédigés et écrits exclusivement en anglais.

(c)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

TOTAL RESOURCES (CANADA) LIMITED By:

Title:

Date:

 Its Authorized Representative

[SEAL]

5073 N.W.T. LIMITED

By:

Title:

Date:

 Its Authorized Representative

[SEAL]

Page 12 Total — 5073 NWT Royalty Agreement (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE ROYALTY AGREEMENT

(Description of the “Property”)

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the
Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

DEBENTURE

Dated for reference July 26, 2002.

5073 N.W.T. LIMITED, a company incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(the "Company")

Demand Debenture

US$21,420,000.00

1.

For value received the Company will on demand pay to NEWMONT CANADA LIMITED, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1 K8 (the "Holder") or at such other place or places as the Holder may from time to time direct, the principal sum of Twenty One Million Four Hundred Twenty Thousand United States Dollars (US$21,420,000) together with interest thereon at a rate of fifteen percent (15%) per annum.

2.

Subject to the exception as to leaseholds set out in section 3 hereof, as security for payment of the principal sum, interest, interest on overdue interest and other monies from time to time owing hereunder and for the performance and observance of all the Company's obligations and covenants hereof the Company hereby grants, mortgages, charges, pledges, assigns and conveys as and by way of a fixed and specific mortgage, pledge and charge to and in favor of the Holder and grants to the Holder a security interest in the Property, the Additional Property, the Products and the Proceeds.

3.

The last day of any term created by any lease of real property or agreement therefor is hereby excepted out of the charge created by this Debenture but the Company shall stand possessed of a reversion thereof remaining upon trust for the Holder to assign and dispose thereof as the Holder shall direct.

4.

Any notice required to be given in connection with this Debenture shall be given in accordance with the provisions for notices set out in the Newmont Royalty Agreement.

5.

This Debenture has been issued and delivered by the Company to the Holder pursuant to an Instrument of Delivery effective July 26, 2002, which Instrument of Delivery contains various restrictions more particularly set out therein on the rights of the Holder with respect to this Debenture, including without limitation restrictions on the amount to be claimed hereunder and restrictions on the ability to demand payment hereunder. To the extent any such provisions of the Instrument of Delivery modify or conflict with the provisions of this Debenture, the provisions of the Instrument of Delivery shall govern. Pursuant to the Instrument of Delivery, the interest of the Holder in this Debenture may only be assigned as part of an assignment of the interest of the Holder in the Instrument of Delivery and the Secured Obligations.

6.

This Debenture is issued subject to and with the benefit of the following conditions, each and all of which form part of this Debenture.

CONDITIONS TO DEBENTURE

1. The Company warrants and represents to the Holder that: (a) this Debenture is issued in accordance with resolutions of the Directors of the Company and all other matters and things have been done and performed so as to authorize and make the execution, creation and issuance of this Debenture legal and valid and in accordance with the requirements of the laws relating to the

Page 1 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

Company and all other statutes and laws in that behalf; (b) as of July 26, 2002 the Company has not taken any action or made any agreement which would cause title to the Mortgaged Property not to be free from all security interests, mortgages, pledges, liens, charges and encumbrances whatsoever, except Permitted Encumbrances, and (c) its chief executive office is situate at 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

1.

The Company hereby covenants and agrees with the Holder that it will defend the Company's title to the Mortgaged Property against the claims and demands of all persons, will observe and perform all covenants, terms and conditions upon or under which any of the Mortgaged Property is secured, held or leased and will pay or cause to be paid as or before they become due all rents and other sums payable pursuant to any lease or any charge of or affecting any of the Mortgaged Property.

2.

Except as otherwise specifically permitted by this Debenture or the Newmont Royalty Agreement, the Company shall not without the prior written consent of the Holder: (a) grant, create, assume or permit to exist any security interest, mortgage, pledge, charge, assignment, lien or other encumbrance, except Permitted Encumbrances, whether fixed or floating, upon the whole or any part of the Mortgaged Property; (b) allow any taxes, rates, levies or assessments, ordinary or extraordinary government fees or duties lawfully levied, assessed or imposed upon the Mortgaged Property to remain unpaid; (c) allow any debts and obligations to laborers, workers, employees, workers' compensation boards or others to remain unpaid if the same, if unpaid, would have priority over the security hereby created or any part thereof; (d) sell, lease or otherwise dispose of any of the Mortgaged Property, provided that, so long as no Event of Default has occurred and is continuing, the Company may sell, lease or otherwise dispose of Products, and use the Proceeds of such sale, lease or disposition, in the ordinary course of business, free of the security hereof; (e) change its name or the location of its chief executive office without giving 30 days prior written notice to the Holder; or (f) merge, amalgamate or enter into any other transaction whereby all of its property and assets could become vested in another person (provided that the Holder shall not unreasonably withhold its consent to such merger, amalgamation or transaction so long as it is satisfied, acting reasonably, that the successor arising from such merger, amalgamation or transaction is bound by the terms hereof and of the Secured Obligations and that the enforceability or priority of this Debenture and the security hereof will not be adversely affected).

3.

The Company shall at all times during the currency of this Debenture: (a) maintain and keep in proper order, repair and condition the Mortgaged Property and allow the Holder to inspect the Mortgaged Property at all reasonable times; and (b) advise the Holder forthwith of any acquisition by the Company of any Additional Property.

4.

(a) The principal sum, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon demand by the Holder or, unless waived by the Holder, upon the occurrence of an Event of Default. (b) The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not Ibe deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligation.

5.

At any time after the security hereby constituted has become enforceable, the Holder shall have the right and power: (a) to enter, take possession of, collect, get in and use all or any part or parts of the

Page 2 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

Mortgaged Property with power to exclude the Company and its respective agents and servants therefrom and for such purpose to take any proceedings in the name of the Company or otherwise; (b) to preserve, maintain and repair the Mortgaged Property and make such replacements thereof and additions thereto as the Holder shall deem judicious; (c) either before or after entry to sell and dispose of or lease the Mortgaged Property, either as a whole or in parts, by public or private sale, and also to rescind or vary any contract of sale that was entered into and resell with or under any of the powers conferred hereunder and adjourn any sale from time to time and execute and deliver to the purchaser or purchasers of the whole or any part of the Mortgaged Property a sufficient deed or deeds therefor, the Holder being herein constituted the irrevocable attorney of the Company to sell the Mortgaged Property and to execute a deed or deeds and a sale made as aforesaid shall perpetually bar, both at law and in equity, the Company and all other persons from claiming the whole or any part of the Mortgaged Property. Subject to the claims of third parties, the proceeds of sale shall be applied firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, any surplus shall be paid to the Company.

1.

At any time after the security hereby constituted has become enforceable the Holder may appoint by writing a receiver or receiver-manager (herein called the "Receiver") of the Mortgaged Property and may from time to time remove any Receiver so appointed and appoint another in his stead. The Receiver shall have power: (a) to take possession of and to collect and get in and use the Mortgaged Property and for those purposes to enter the Mortgaged Property and to act, in respect of the Mortgaged Property only, in the name of the Company or otherwise as the Receiver considers necessary; (b) to carry on or concur in carrying on the business of the Company, in respect of the Mortgaged Property only, and to employ and discharge any persons in respect thereof upon the terms and at the remuneration the Receiver considers proper; (c) to keep in repair the Mortgaged Property and to do all necessary things to carry on the business of the Company, in respect of the Mortgaged Property only, and to protect the Mortgaged Property; (d) to make any arrangement or compromise, in respect of the Mortgaged Property only, which the Receiver considers expedient in the interests of the Holder; (e) to borrow money to maintain the whole or any part of the Mortgaged Property; (f) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property; in exercising the Receiver's foregoing power to sell or lease the Mortgaged Property the Receiver may in his absolute discretion (i) sell the whole or part of the Mortgaged Property at public auction, by public or private tender, or by private sale; (ii) effect a sale or lease by conveying in the name of or on behalf of the Company or otherwise; (iii) make any stipulation as to title or conveyance or commencement of title; (iv) rescind or vary any contract of sale or lease; (v) resell or release without being answerable for any loss occasioned thereby; (vi) sell on terms as to credit as shall appear to be most advantageous to the Receiver and if a sale is on credit the Receiver shall not be accountable for any monies until actually received; (vii) make any arrangements or compromises which the Receiver shall think expedient; and for the purposes aforesaid the Company hereby empowers the Receiver so appointed as its attorney to execute deeds, contracts, agreements or other documents on its behalf, in respect of the Mortgaged Property only, in any place under the Receiver's seal and the same shall bind the Company and have the same effect as if such deeds were under the Company's common seal.

2.

No purchaser at any sale purporting to be made by the Receiver pursuant to the aforesaid power shall be bound to inquire whether any notice required hereunder has been given, or as to the necessity or expediency of the sale or the stipulations subject to which it is made, or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues, or notice that the sale is otherwise unnecessary, improper or irregular, and despite any impropriety or irregularity, or notice thereof to any purchaser, the sale as regards that purchaser shall be, deemed to be within the aforesaid powers and be valid accordingly and the

Page 3 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

remedy, if any, of the Company in respect of any impropriety or irregularity whatsoever in any sale by the Receiver shall be in damages only.

1.

The net profit of the business and the net proceeds of any disposal of the Mortgaged Property shall be applied by the Receiver subject to the claims of third parties, firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, and any surplus shall be paid to the Company.

2.

The Receiver shall not be liable for any loss unless it is caused by the Receiver's own negligence or willful default. The Receiver shall be considered to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts, defaults and remuneration.

3.

The Holder may but shall not be obliged to pay and satisfy any monies or do any acts or things which the Company is required to do hereunder or under any security collateral hereto upon the Company's failure to do so and the amount so paid or the costs and expenses so incurred and all costs, fees or commissions in connection with the collection of monies due hereunder or enforcement of the security hereby granted may be paid and satisfied from any unadvanced portion of the monies to be advanced hereunder or otherwise and any amount paid by the Holder shall be repayable forthwith and shall bear interest at the rate provided for interest on the principal sum and shall be secured by the charges herein contained; provided however that so long as the validity of any tax, lien or fine is in good faith contested by the Company, the Holder shall not pay the same if the Company shall satisfy the Holder and, if required, furnish security satisfactory to the Holder, that such contestation will involve no forfeiture of any part of the Mortgaged Property.

4.

This Debenture and the charges hereby created shall be and remain valid and continuing security for the indebtedness and liability of the Company to the Holder hereunder.

5.

This Debenture is in addition to and not in substitution for any other security which the Holder now or from time to time may hold or take from the Company. Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Company to pay the principal, interest and other monies secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture. All rights and remedies of the Holder hereunder shall be cumulative and no remedy herein conferred or renewed is intended to be exclusive but shall be in addition to every other remedy given hereunder.

6.

The Company shall forthwith and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered or make all reasonable efforts to obtain all and every such further acts, deeds, mortgages, assignments, transfers, consents, waivers, assurances or indentures supplemental hereto as the Holder shall reasonably require for the better assuring, mortgaging, assigning and confirming unto or vesting in the Holder all and singular the Mortgaged Property charged or intended so to be or which the Company may hereafter become bound to mortgage and charge in favor of the Holder or for the better accomplishing and effectuating the intention of this Debenture.

7.

Without limitation of the provisions of condition 14 hereof: (a) in the event the Company shall acquire legal title to any of the Additional Property, the Company shall, at the request of the Holder, execute and deliver all such documents and do all such things as may be required to permit registration of the security hereof in any office of public record with respect to such Additional

Page 4 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

Property; and (b) in the event that a person other than the Company shall hold legal title to any of the Additional Property for the benefit of the Company, the Company shall deliver to such person such notice or other evidence of the interest of the Holder in the Mortgaged Property, and obtain and deliver to the Holder such acknowledgements by such person of such interest of the Holder, as the Holder may reasonably require.

1.

This Debenture shall be construed in accordance with the laws of the Northwest Territories of Canada.

2.

Time shall be of the essence of this Debenture.

3.

If a provision of this Debenture is wholly or partially invalid, at the option of the Holder, this Debenture shall be interpreted as if the invalid portion had not been a part thereof.

4.

As specified in section 5 of this Debenture, assignment of this Debenture is limited, as more particularly provided in the Instrument of Delivery. This Debenture and all of its provisions shall enure to the benefit of the: Holder, its successors and assigns, and shall be binding upon the Company and its successors and assigns. The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

5.

In this Debenture the following terms shall have the following meanings:

"Additional Property" means all of the Company's presently owned or hereafter acquired right, title and interest in and to any mining claim, license, lease, grant, concession, permit, patent or other mineral property or other rights or interest located wholly or partly within the Area of Interest.

"Area of Interest" means all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

"Event of Default" means any one of the following events: (a) if a default is made by the Company in paying any of the Secured Obligations to the Holder when due and such default is not remedied within thirty (30) days; (b) if a default is made by the Company in performance or observance of any other term of this Debenture and, if such default is capable of remedy, is not remedied within thirty (30) days of notice thereof by the Holder to the Company; (c) if any representation or warranty of the Company contained in this Debenture is found to be untrue in any material adverse respect; (d) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have not been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same; and (e) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have been satisfied then if any one of: (i) a receiver and/or manager,

Page 5 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same, and thereafter Holder receives notice of or otherwise becomes aware of any person taking steps to sell all or any part of the Property or the Additional Property.

"Mortgaged Property" wherever used herein means and includes all the undertakings and other properties and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto to be, or intended to be, mortgaged, pledged or charged or made the subject of a security interest under this Debenture.

"Newmont Royalty Agreement" means the royalty agreement effective July 26, 2002 made between the Company and the Holder.

"Permitted Encumbrances" means: (a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested in good faith by the Company; (b) undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Company or which relate to obligations not due or delinquent; (c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof; (d) the encumbrance resulting from the deposit of cash or obligations as security when the Company is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs of litigation when required by law; (e) security given to a public utility or any governmental or public authority when required in connection with the operations of the Company; (f) easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Company of the lands subject to such easements, rights or servitudes; (g) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown; (h) any encumbrances consented to in writing as a Permitted Encumbrance by the Holder; (i) the Newmont Royalty Agreement:; Q) the Total Royalty Agreement effective July 26, 2002 made between the Company and Total Resources (Canada) Limited ("Total"); and (k) the Debenture dated July 26, 2002 between the Company and Total under which the Company has granted security for its obligations to Total under the Purchase and Sale Agreement and the Total Royalty Agreement..

"Proceeds" means all present and after acquired goods, chattel paper, money, securities, documents of title, instruments, intangibles or other property of the Company derived, directly or indirectly, from any dealing with any of the Mortgaged Property or proceeds of Mortgaged Property.

Page 6 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

"Products" means all right, title and interest of the Company now held or hereafter acquired in and to all ores, minerals and mineral resources produced from any of the Property and the Additional Property.

"Property" means all right, title and interest of the Company now held or hereafter acquired in and to the mining leases described in Schedule "A" hereto, including without limitation any amendments, supplements, renewals and replacements of such mining leases.

"Purchase and Sale Agreement" means the purchase and sale agreement effective July 16, 2002 among the Company and the Holder.

"Royalty" means the production royalties granted pursuant to the Newmont Royalty Agreement.

"Secured Obligations" means all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Newmont Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement.

TO HAVE AND TO HOLD the same unto and to the use and benefit of the Holder for the uses and purposes and with the powers and authority and subject to the terms and conditions set forth in this Debenture.

IN WITNESS WHEREOF this Debenture has been duly executed by the Company effective as of the date first written above.

5073 N.W.T. LIMITED

By:

/s/

Title:   President

Date:  July 26, 2002

Its Authorized Representative [SEAL]

Page 7 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE DEBENTURE

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-99)	57.00
TOTAL	***	18,178.30

Page 8 5073 NWT Debenture (Newmont) (Tundra, NWT) July 19, 2002.14

DEBENTURE Dated for reference July 26, 2002.

5073 N.W.T. LIMITED, a company incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(the "Company")

Demand Debenture

US$20,580.000.00

1.

For value received the Company will on demand pay to TOTAL RESOURCES (CANADA) LIMITED, whose address is Suite 810, 202 6th Avenue S.W., Calgary, Alberta, Canada T2P 2R9 (the "Holder") or at such other place or places as the Holder may from time to time direct, the principal sum of Twenty Million Five Hundred Eighty Thousand United States Dollars (US$20,580,000.00) together with interest thereon at a rate of fifteen percent (15%) per annum.

2.

Subject to the exception as to leaseholds set out in section 3 hereof, as security for payment of the principal sum, interest, interest on overdue interest and other monies from time to time owing hereunder and for the performance and observance of all the Company's obligations and covenants hereof the Company hereby grants, mortgages, charges, pledges, assigns and conveys as and by way of a fixed and :specific mortgage, pledge and charge to and in favor of the Holder and grants to the Holder a security interest in the Property, the Additional Property, the Products and the Proceeds.

3.

The last day of any term created by any lease of real property or agreement therefor is hereby excepted out of the charge created by this Debenture but the Company shall stand possessed of a reversion thereof remaining upon trust for the Holder to assign and dispose thereof as the Holder shall direct.

4.

Any notice required to be given in connection with this Debenture shall be given in accordance with the provisions for notices set out in the Total Royalty Agreement.

5.

This Debenture has been issued and delivered by the Company to the Holder pursuant to an Instrument of Delivery effective July 26, 2002, which Instrument of Delivery contains various restrictions more particularly set out therein on the rights of the Holder with respect to this Debenture, including without limitation restrictions on the amount to be claimed hereunder and restrictions on the ability to demand payment hereunder. To the extent any such provisions of the Instrument of Delivery modify or conflict with the provisions of this Debenture, the provisions of the Instrument of Delivery shall govern. Pursuant to the Instrument of Delivery, the interest of the Holder in this Debenture may only be assigned as part of an assignment of the interest of the Holder in the Instrument of Delivery and the Secured Obligations.

6.

This Debenture is issued subject to and with the benefit of the following conditions, each and all of which form part of this Debenture.

CONDITIONS TO DEBENTURE

1. The Company warrants and represents to the Holder that: (a) this Debenture is issued in accordance with resolutions of the Directors of the Company and all other matters and things have been done and performed so as to authorize and make the execution, creation and issuance of this Debenture legal arid valid and in accordance with the requirements of the laws relating to the

Page 1 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

Company and all other statutes and laws in that behalf; (b) as of July 26, 2002 the Company has not taken any action or made any agreement which would cause title to the Mortgaged Property not to be free from all security interests, mortgages, pledges, liens, charges and encumbrances whatsoever, except Permitted Encumbrances, and (c) its chief executive office is situate at 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

1.

The Company hereby covenants and agrees with the Holder that it will defend the Company's title to the Mortgaged Property against the claims and demands of all persons, will observe and perform all covenants, terms and conditions upon or under which any of the Mortgaged Property is secured, held or leased and will pay or cause to be paid as or before they become due all rents and other sums payable pursuant to any lease or any charge of or affecting any of the Mortgaged Property.

2.

Except as otherwise specifically permitted by this Debenture or the Total Royalty Agreement, the Company shall not without the prior written consent of the Holder: (a) grant, create, assume or permit to exist any security interest, mortgage, pledge, charge, assignment, lien or other encumbrance, except Permitted Encumbrances, whether fixed or floating, upon the whole or any part of the Mortgaged Property; (b) allow any taxes, rates, levies or assessments, ordinary or extraordinary government fees or duties lawfully levied, assessed or imposed upon the Mortgaged Property to remain unpaid; (c) allow any debts and obligations to laborers, workers, employees, workers' compensation boards or others to remain unpaid if the same, if unpaid, would have priority over the security hereby created or any part thereof; (d) sell, lease or otherwise dispose of any of the Mortgaged Property, provided that, so long as no Event of Default has occurred and is continuing, the Company may sell, lease or otherwise dispose of Products, and use the Proceeds of such sale, lease or disposition, in the ordinary course of business, free of the security hereof; (e) change its name or the location of its chief executive office without giving 30 days prior written notice to the Holder; or (f) merge, amalgamate or enter into any other transaction whereby all of its property and assets could become vested in another person (provided that the Holder shall not unreasonably withhold its consent to such merger, amalgamation or transaction so long as it is satisfied, acting reasonably, that the successor arising from such merger, amalgamation or transaction is bound by the terms hereof and of the Secured Obligations and that the enforceability or priority of this Debenture and the security hereof will not be adversely affected).

3.

The Company shall at all times during the currency of this Debenture: (a) maintain and keep in proper order, repair and condition the Mortgaged Property and allow the Holder to inspect the Mortgaged Property at all reasonable times; and (b) advise the Holder forthwith of any acquisition by the Company of any Additional Property.

4.

(a) The principal sum, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon demand by the Holder or, unless waived by the Holder, upon the occurrence of an Event of Default. (b) The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture. No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing. The inspection or approval by the Holder of any document or matter or thing done by the Company shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Company's obligation.

5.

At any time after the security hereby constituted has become enforceable, the Holder shall have the right and power: (a) to enter, take possession of, collect, get in and use all or any part or parts of the

Page 2 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

Mortgaged Property with power to exclude the Company and its respective agents and servants therefrom and for such purpose to take any proceedings in the name of the Company or otherwise; (b) to preserve, maintain and repair the Mortgaged Property and make such replacements thereof and additions thereto as the Holder shall deem judicious; (c) either before or after entry to sell and dispose of or lease the Mortgaged Property, either as a whole or in parts, by public or private sale, and also to rescind or vary any contract of sale that was entered into and resell with or under any of the powers conferred hereunder and adjourn any sale from time to time and execute and deliver to the purchaser or purchasers of the whole or any part of the Mortgaged Property a sufficient deed or deeds therefor, the Holder being herein constituted the irrevocable attorney of the Company to sell the Mortgaged Property and to execute a deed or deeds and a sale made as aforesaid shall perpetually bar, both at law and in equity, the Company and all other persons from claiming the whole or any part of the Mortgaged Property. Subject to the claims of third parties, the proceeds of sale shall be applied firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, any surplus shall be paid to the Company.

1.

At any time after the security hereby constituted has become enforceable the Holder may appoint by writing a receiver or receiver-manager (herein called the "Receiver") of the Mortgaged Property and may from time to time remove any Receiver so appointed and appoint another in his stead. The Receiver shall have power: (a) to take possession of and to collect and get in and use the Mortgaged Property and for those purposes to enter the Mortgaged Property and to act, in respect of the Mortgaged Property only, in the name of the Company or otherwise as the Receiver considers necessary; (b) to carry on or concur in carrying on the business of the Company, in respect of the Mortgaged Property only, and to employ and discharge any persons in respect thereof upon the terms and at the remuneration the Receiver considers proper; (c) to keep in repair the Mortgaged Property and to do all necessary things to carry on the business of the Company, in respect of the Mortgaged Property only, and to protect the Mortgaged Property; (d) to make any arrangement or compromise, in respect of the Mortgaged Property only, which the Receiver considers expedient in the interests of the Holder; (e) to borrow money to maintain the whole or any part of the Mortgaged Property; (f) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property; in exercising the Receiver's foregoing power to sell or lease the Mortgaged Property the Receiver may in his absolute discretion (i) sell the whole or part of the Mortgaged Property at public auction, by public or private tender, or by private sale; (ii) effect a sale or lease by conveying in the name of or on behalf of the Company or otherwise; (iii) make any stipulation as to title or conveyance or commencement of title; (iv) rescind or vary any contract of sale or lease; (v) resell or release without being answerable for any loss occasioned thereby; (vi) sell on terms as to credit as shall appear to be most advantageous to the Receiver and if a sale is on credit the Receiver shall not be accountable for any monies until actually received; (vii) make any arrangements or compromises which the Receiver shall think expedient; and for the purposes aforesaid the Company hereby empowers the Receiver so appointed as its attorney to execute deeds, contracts, agreements or other documents on its behalf, in respect of the Mortgaged Property only, in any place under the Receiver's seal and the same shall bind the Company and have the same effect as if such deeds were under the Company's common seal.

2.

No purchaser at any sale purporting to be made by the Receiver pursuant to the aforesaid power shall be bound to inquire whether any notice required hereunder has been given, or as to the necessity or expediency of the sale or the stipulations subject to which it is made, or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues, or notice that the sale is otherwise unnecessary, improper or irregular, and despite any impropriety or irregularity, or notice thereof to any purchaser, the sale as regards that purchaser shall be deemed to be within the aforesaid powers and be valid accordingly and the

Page 3 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

remedy, if any, of the Company in respect of any impropriety or irregularity whatsoever in any sale by the Receiver shall be in damages only.

1.

The net profit of the business and the net proceeds of any disposal of the Mortgaged Property shall be applied by the Receiver subject to the claims of third parties, firstly in payment of the principal sum hereof, interest accrued hereunder and all other monies owing hereunder, as allocated by the Holder, and any surplus shall be paid to the Company.

2.

The Receiver shall not be liable for any loss unless it is caused by the Receiver's own negligence or willful default. The Receiver shall be considered to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts, defaults and remuneration.

3.

The Holder may but shall not be obliged to pay and satisfy any monies or do any acts or things which the Company is required to do hereunder or under any security collateral hereto upon the Company's failure to do so and the amount so paid or the costs and expenses so incurred and all costs, fees or commissions in connection with the collection of monies due hereunder or enforcement of the security hereby granted may be paid and satisfied from any unadvanced portion of the monies to be advanced hereunder or otherwise and any amount paid by the Holder shall be repayable forthwith and shall bear interest at the rate provided for interest on the principal sum and shall be secured by the changes herein contained; provided however that so long as the validity of any tax, lien or fine is in good faith contested by the Company, the Holder shall not pay the same if the Company shall satisfy the Holder and, if required, furnish security satisfactory to the Holder, that such contestation will involve no forfeiture of any part of the Mortgaged Property.

4.

This Debenture and the charges hereby created shall be and remain valid and continuing security for the indebtedness and liability of the Company to the Holder hereunder.

5.

This Debenture is in addition to and not in substitution for any other security which the Holder now or from time to time may hold or take from the Company. Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Company to pay the principal, interest and other monies secured by this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of a judgment or judgments under a covenant herein contained shall not operate as a merger of those covenants or affect the Holder's right to interest under this Debenture. All rights and remedies of the Holder hereunder shall be cumulative and no remedy herein conferred or renewed is intended to be exclusive but shall be in addition to every other remedy given hereunder.

6.

The Company shall forthwith and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered or make all reasonable efforts to obtain all and every such further acts, deeds, mortgages, assignments, transfers, consents, waivers, assurances or indentures supplemental hereto as the Holder shall reasonably require for the better assuring, mortgaging, assigning and confirming unto or vesting in the Holder all and singular the Mortgaged Property charged or intended so to be or which the Company may hereafter become bound to mortgage and charge in favor of the Holder or for the better accomplishing and effectuating the intention of this Debenture.

7.

Without limitation of the provisions of condition 14 hereof: (a) in the event the Company shall acquire legal title to any of the Additional Property, the Company shall, at the request of the Holder, execute and deliver all such documents and do all such things as may be required to permit registration of the security hereof in any office of public record with respect to such Additional

Page 4 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

Property; and (b) in the event that a person other than the Company shall hold legal title to any of the Additional Property for the benefit of the Company, the Company shall deliver to such person such notice or other evidence of the interest of the Holder in the Mortgaged Property, and obtain and deliver to the Holder such acknowledgements by such person of such interest of the Holder, as the Holder may reasonably require.

1.

This Debenture shall be construed in accordance with the laws of the Northwest Territories of Canada.

2.

Time shall be of the essence of this Debenture.

3.

If a provision of this Debenture is wholly or partially invalid, at the option of the Holder, this Debenture shall be interpreted as if the invalid portion had not been a part thereof.

4.

As specified in section 5 of this Debenture, assignment of this Debenture is limited, as more particularly provided in the Instrument of Delivery. This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Company and its successors and assigns. The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

5.

In this Debenture the following terms shall have the following meanings:

"Additional Property" means all of the Company's presently owned or hereafter acquired right, title and interest in and to any mining claim, license, lease, grant, concession, permit, patent or other mineral property or other rights or interest located wholly or partly within the Area of Interest.

"Area of Interest'' means all land and minerals or other rights or interests lying within an area comprised of lines drawn two (2) kilometers from and parallel to all exterior boundaries of the Property.

"Event of Default" means any one of the following events: (a) if a default is made by the Company in paying any of the Secured Obligations to the Holder when due and such default is not remedied within thirty (30) days; (b) if a default is made by the Company in performance or observance of any other term of this Debenture and, if such default is capable of remedy, is not remedied within thirty (30) days of notice thereof by the Holder to the Company; (c) if any representation or warranty of the Company contained in this Debenture is found to be untrue in any material adverse respect; (d) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have not been satisfied then if any one of: (i) a receiver and/or manager, liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same; and (e) if the Secured Obligations set out in section 4(c) of the Purchase and Sale Agreement have been satisfied then if any one of: (i) a receiver and/or manager,

Page 5 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

liquidator, trustee, administrator or any other person with like powers for all or any part of the assets of the Company shall be appointed, or if an order is made or a resolution passed for the winding up, dissolution or liquidation of the Company or if the Company ceases or demonstrates an intention to cease to carry on its business; (ii) the Company becomes or acknowledges that it is insolvent, makes a voluntary assignment under the Bankruptcy and Insolvency Act or files a proposal under the Bankruptcy and Insolvency Act or seeks protection under the Companies' Creditors Arrangement Act, or any other debt moratorium or restructuring legislation; (iii) proceedings are commenced against the Company under the Bankruptcy and Insolvency Act or any similar legislation; (iv) any execution, sequestration, extent, distress or analogous process shall be levied upon any part of the Mortgaged Property, unless the process is in good faith disputed and the Holder is given security to pay in full the amount claimed; or (v) any person holding an encumbrance, lien or charge on any of the Mortgaged Property having a material value, takes steps to enforce same, and thereafter Holder receives notice of or otherwise becomes aware of any person taking steps to sell all or any part of the Property or the Additional Property.

"Mortgaged Property" wherever used herein means and includes all the undertakings and other properties and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto to be, or intended to be, mortgaged, pledged or charged or made the subject of a security interest under this Debenture.

"Permitted Encumbrances" means: (a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested in good faith by the Company; (b) undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Company or which relate to obligations not due or delinquent; (c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof; (d) the encumbrance resulting from the deposit of cash or obligations as security when the Company is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs of litigation when required by law; (e) security given to a public utility or any governmental or public authority when required in connection with the operations of the Company; (f) easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Company of the lands subject to such easements, rights or servitudes; (g) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown; (h) any encumbrances consented to in writing as a Permitted Encumbrance by the Holder; and (i) the Total Royalty Agreement; (j) the Newmont Royalty Agreement effective July 26, 2002 made between the Company and Newmont Canada Limited ("Newmont"); and (k) the Debenture dated July 26, 2002 between the Company and Newmont under which the Company has granted security for its obligations to Newmont under the Purchase and Sale Agreement and the Newmont Royalty Agreement..

"Proceeds" means all present and after acquired goods, chattel paper, money, securities, documents of title, instruments, intangibles or other property of the Company derived, directly or indirectly, from any dealing with any of the Mortgaged Property or proceeds of Mortgaged Property.

"Products" means all right, title and interest of the Company now held or hereafter acquired in and to all ores, minerals and mineral resources produced from any of the Property and the Additional Property.

Page 6 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

"Property" means all right, title and interest of the Company now held or hereafter acquired in and to the mining leases described in Schedule "A" hereto, including without limitation any amendments, supplements, renewals and replacements of such mining leases.

"Purchase and Sale Agreement" means the purchase and sale agreement effective July 16, 2002 among the Company and the Holder.

"Royalty" means the production royalties granted pursuant to the Total Royalty Agreement.

"Secured Obligations" means all indebtedness and liability, present and future, direct or indirect, absolute or contingent, of the Company to the Holder under sections 4(b) and 4(c) of the Purchase and Sale Agreement, subject to sections 4(d) and 4(e) of the Purchase and Sale Agreement, and section 9 of the Total Royalty Agreement, subject to section 4(d) of the Purchase and Sale Agreement.

"Total Royalty Agreement" means the royalty agreement effective July 26, 2002 made between the Company and the Holder.

TO HAVE AND TO HOLD the same unto and to the use and benefit of the Holder for the uses and purposes and with the powers and authority and subject to the terms and conditions set forth in this Debenture.

IN WITNESS WHEREOF this Debenture has been duly executed by the Company effective as of the date first written above.

5073 N.W.T. LIMITED

 By:

/s/

Title:   President

Date:  July 26, 2002

Its Authorized Representative

[SEAL]

Page 7 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE DEBENTURE

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1S` Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-99)	57.00
TOTAL	***	18,178.30

Page 8 5073 NWT Debenture (Total) (Tundra, NWT) July 19, 2002.14

ASSIGNMENT OF MINING LEASES
(With a Company Seal)

Newmont Canada Limited, a body corporate, incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, being the holder of 100% of the Mining Lease numbers described on Schedule "A", in consideration of the sum of $10.00, payment of which is hereby acknowledged by Newmont Canada Limited, hereby transfers 100% of the Mining Lease Numbers described on Schedule "A" unto 5073 N.W.T. Limited, a body corporate, incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, and holder of Prospector's License N32559.

The Post Address of 5073 N.W.T. Limited is: 5073 N.W.T. Limited

172 King Street East, 3rd Floor

Toronto, Ontario M5A 1J3 CANADA

Phone

416-367-9292

Fax

416-367-2711

Dated July 26, 2002

NEWMONT CANADA LIMITED

By:

Title:

Date:

Its Authorized Representative

[SEAL]

Encl. CAD$425.00 (CAD$25

Page 1 Assignment of Mining Leases (Tundra, NWT) July 19, 2002.14

SCHEDULE "A" TO THE ASSIGNMENT OF MINING LEASES

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 10-1-01)	702.00
3158	25-Jul-1984 (signed 1-21-85)	1,376.00
3159	25-Jul-1984 (signed 1-21-85)	534.00
3160	25-Jul-1984 (signed 1-21-85)	1,878.00
3161	25-Jul-1984 (signed 1-21-85)	1,135.00
3219	9-Jul-1986 (signed 7-2-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-1999)	57.00
TOTAL	***	18,178.30

Page 2 Assignment of Mining Leases (Tundra, NWT) July 19, 2002.14

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") effective July 26, 2002 (the "Effective Date")

AMONG:

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8, Facsimile: 416.488.6598

(hereinafter "NEVVMONT")

and

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9, Facsimile: 403.571.7595

(hereinafter "TOTAL")

(NEWMONT and TOTAL, collectively hereinafter "SELLERS")

and

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3, Facsimile: 416.367.2711

(hereinafter "SEABRIDGE")

and

5073 N.W.T. LIMITED., a corporation incorporated under the laws of the Northwest Territories, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3, Facsimile: 416.367.2711

(hereinafter "NWTCo")

RECITALS

WHEREAS pursuant to that certain Tundra Joint Venture Operating Agreement dated January 1, 1982 by and between Noranda Exploration Company, Limited (No Personal Liability) (predecessor to Newmont) and Getty Canadian Metals, Limited (predecessor to Total) (the "Joint Venture Agreement") in respect of the exploration, development and operation of the Tundra Property in the Courageous Lake area of the Northwest Territories, Canada (the "Joint Venture"), more particularly described on attached Schedule "A" (the "Property"), NEWMONT owned an undivided fifty one (51%) interest in and to the Property and the Joint Venture Agreement and TOTAL owned an undivided forty nine percent (49%) interest in and to the Property and the Joint Venture Agreement;

Page 1 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

AND WHEREAS on 07/04/86 Getty Canadian Metals, Limited assigned to Getty Resources Limited all of its interest in and to the Property and the Joint Venture Agreement, and on 07/07/86 Getty Resources Limited assigned to GRL Acquisition Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/09/86 GRL Acquisition Ltd. and Getty Resources Limited were amalgamated into Getty Resources Limited, and on 10/07/88 Getty Resources Limited was amalgamated into Total Energold Corporation, and on 08/31/91 Total Energold Corporation assigned to Total Erickson Resources Ltd. all of its interest in and to the Property and the Joint Venture Agreement, and on 10/23/92 Total Erickson Resources Ltd. assigned to Total Resources (Canada) Limited all of its interest in and to the Property and the Joint Venture Agreement;

AND WHEREAS on 05/01/91 Noranda Exploration Company, Limited (No Personal Liability) assigned to Hemlo Gold Mines Inc. all of its interest in and to the Property and the Joint Venture Agreement, and on 07/19/96 Hemlo Gold Mines Inc. was amalgamated with Battle Mountain Gold Company, Hlemlo Gold Mines Inc. became a subsidiary of Battle Mountain Gold Company, and Hemlo Gold Mines Inc. changed its name to Battle Mountain Canada Ltd., and on 02/19/01 Battle Mountain Canada Ltd. changed its name to Newmont Canada Limited;

AND WHEREAS pursuant to the terms and conditions of that certain "Purchase and Sale Agreement" dated effective July 16, 2002 with respect to the Property, (a) Newmont and Total (the "SELLERS") have sold, transferred and assigned to SEABRIDGE all of their right, title, interest and obligations in and to the Property; (b) SEABRIDGE has purchased all of the SELLERS' right, title, interest and obligations in and to the Property, (c) the SELLERS have agreed to terminate the Joint Venture and the Joint Venture Agreement in such a manner as to provide for the SELLERS to receive a perpetual production royalty on 100% of the Property and the Area of Interest, and (d) SEABRIDGE has (i) paid to the SELLERS a Cash Payment of US$2,500,000, (ii) agreed to grant to the SELLERS a Royalty, and (iii) agreed to pay to the SELLERS certain Additional Cash Payments under certain conditions, the details of which are set out in the Purchase and Sale Agreement.

AND WHEREAS SEABRIDGE, having delivered to the SELLERS checks totalling US$2,500,000, would like to assign all of its rights and interest in the Property subject to all its obligations under the Purchase and Sale Agreement, to its wholly owned subsidiary NWTCo and in connection therewith: (a) NWTCo will agree to assume all of SEABRIDGE's obligations under the Purchase and Sale Agreement, including the execution and delivery of the Royalty Agreement, the Instrument of Delivery and the Debenture and the performance of the terms thereof; and (b) SEABRIDGE will enter into Guarantee Agreements in the forms attached hereto as Schedule "B" and Schedule "C" under which it guarantees the obligations of NWTCo under the Purchase and Sale Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the premises and the covenants and conditions herein set forth and set forth in the Guarantee Agreements, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1. Assignment of Interest. Effective on the Effective Date (a) SEABRIDGE hereby sells, transfers and assigns to NWTCo all of its right, title, interest and obligations in and to the Property and the Purchase and Sale Agreement and all of SEABRIDGE'S rights, benefits and privileges relating thereto; and (b) NWTCo hereby purchases all of SELLERS' right, title, interest and obligations in and to the Property, the Purchase and Sale Agreement and all of

Page 2 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

SEABRIDGE'S rights, benefits and privileges relating thereto, subject to the terms and conditions of this Agreement.

1.

Purchase Price. As consideration for the purchase and sale of the Property, all of SEABRIDGE's right, title, interest and obligations in and to the Property and the Purchase and Sale Agreement and all of SEABRIDGE'S rights, benefits and privileges relating thereto, NWTCo (a) shall issue to SEABRIDGE 50 shares of NWTCo; (b) hereby assumes all of SEABRIDGE's covenants, obligations and liabilities in respect of the Property under the Purchase and Sale Agreement, including the execution and delivery of the Royalty Agreements, the Instruments of Delivery and the Debentures and the performance of the terms thereof; and (c) hereby agrees with the SELLERS to observe and be bound by all of the provisions of the Purchase and Sale Agreement and the Royalty Agreement in the place and stead of SEABRIDGE.

2.

Confirmation of Intent. SEABRIDGE and NWTCo hereby confirm that it their intent that the foregoing provisions will have the same legal effect as though NWTCo had entered into the Purchase and Sale Agreement and paid the SELLERS US$2,500,000 in the place of SEABRIDGE and thereby held the rights, subject to the obligations, of Seabridge as a result thereof, except as set out in section 4 hereof.

3.

Representations of NWTCo. NWTCo hereby makes the representations and warranties made by SEABRIDGE in the Purchase and Sale Agreement except that such representations shall be deemed to be with respect to itself (where it is stated to be made in respect of Seabridge) and this Assignment Agreement (where it is stated to be made in respect of the Purchase and Sale Agreement).

4.

Consent of SELLERS. Subject to SEABRIDGE entering into the Guarantee Agreements with the SELLERS in the forms attached hereto as Schedules "B" amd "C" and NWTCo executing and delivering the Royalty Agreements, the Instruments of Delivery and the Debentures, the SELLERS hereby consent to this assignment of SEABRIDGE's rights and interest in the Property and the Purchase and Sale Agreement and agree that this Agreement satisfies the condition set out in section 23(b) of the Purchase and Sale Agreement in respect of obtaining the agreement of the assignee to certain matters.

5.

Direction Regarding Assignment of Mining Leases. Seabridge and NWTCo hereby direct the SELLERS to prepare, execute and deliver at Closing an Assignment of Mining Lease in the form attached to the Purchase and Sale Agreement as Schedule "D" except that it shall designate NWTCo instead of SEABRIDGE as the assignee and include NWTCo's propector's license number, being N32559.

6.

Section 85(1) Election. SEABRIDGE and NWTCo hereby agree to file an election pursuant to section 85(1) of the Income Tax Act (Canada) wherein SEABRIDGE and NWTCo will agree that the elected amount in respect of the transfer of the Property, all of SEABRIDGE's right, title, interest and obligations in and to the Property and the Purchase and Sale Agreement and all of SEABRIDGE'S rights, benefits and privileges relating thereto, will be $1.00.

7.

General Provisions.

(a) Amendment. This Agreement may be amended, modified or supplemented only by a written agreement signed by each Party.

Page 3 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

(a)

Applicable Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein.

(b)

Notices. For the purposes of giving NWTCo notices under the terms of the Purchase and Sale Agreement, such notice shall be given in the manner specified, and with the effect specified, in the Purchase and Sale Agreement except that such notices shall be given at the applicable address first set forth in this Agreement, or if sent by facsimile transmission, at the address first set forth in this Agreement.

(c)

Further Assurances. The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Agreement.

(d)

English Language. The Parties hereto expressly declare that they require this Agreement, and all documents and notices relating thereto, to be drafted and written solely in the English language. Les Parties déclarent expressément qu'elles exigent que ce contrat, ainsi que tous les documents et avis sly rapportant, soient rédigés et écrits exclusivement en anglais.

(e)

Counterparts. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first written above.

NEWMONT CANADA LIMITED

By:  /s/

Title:   Vice President

Date:  7 – 22 – 02

Its Authorized Representative

[SEAL]

TOTAL RESOURCES (CANADA) LIMITED

By:  /s/

Title: Director

Date:  26 July ’02

Its Authorized Representative

[SEAL]

SEABRIDGE GOLD INC.

By:  /s/

Title: President & CEO

Date:  July 26, 2002

Its Authorized Representative

[SEAL]

5073 N.W.T. Limited

By:  /s/

Title: President & CEO

Date:  July 26, 2002

Its Authorized Representative

SCHEDULE "A" TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT

(Description of the "Property")

The following Mining Leases issued by Her Majesty the Queen, as represented by the Minister of the Department of Indian Affairs and Northern Development, Northwest Territories, Canada.

Lease Number	Issued Date	Acres
3016 (1st Renewal)	23-Oct-2001 (signed 1-Oct-01)	702.00
3158	25-Jul-1984 (signed 21-Jan-85)	1,376.00
3159	25-Jul-1984 (signed 21-Jan-85)	534.00
3160	25-Jul-1984 (signed 21-Jan-85)	1,878.00
3161	25-Jul-1984 (signed 21-Jan-85)	1,135.00
3219	9-Jul-1986 (signed 2-Jul-87)	168.10
3221	16-Jun-1986 (signed 11-Aug-87)	584.00
3222	24-Jun-1987 (signed 11-Aug-87)	907.00
3223	23-Jun-1987 (signed 11-Aug-87)	1,214.00
3228	30-Jun-1987 (signed 8-Apr-88)	2,357.00
3229	30-Jun-1987 (signed 8-Apr-88)	1,585.00
3230	30-Jun-1987 (signed 21-Apr-88)	518.00
3251	30-Jun-1987 (signed 22-Jun-88)	1,159.00
3357	26-Apr-1990 (signed 13-Dec-91)	1,890.00
3361	26-Apr-1990 (signed 13-Dec-91)	2,034.00
3791	9-Sep-1998 (signed 3-Oct-99)	80.20
3792	9-Sep-1998 (signed 3-Oct-99)	57.00
TOTAL	***	18,178.30

Page 6 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

SCHEDULE "B" TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT

(the "Guarantee Agreement")
(Newmont)

Page 7 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

GUARANTEE AGREEMENT
SEABRIDGE GOLD INC.

This Guarantee, Agreement ("Guarantee") dated July 26, 2002 (the "Effective Date") is made by

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1 J3

(hereinafter the "Guarantor") to and in favor of

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1K8

(hereinafter the "Creditor")

NOW THEREFORE, in consideration of the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Guarantor and of other good and valuable consideration the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

1.

DEFINITIONS

1.1.

Other Definitions. In this Guarantee, the following words and terms shall have the following meanings:

(a)

"E3ankruptcy Legislation" means the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any other bankruptcy, insolvency or debt moratorium legislation in effect from time to time;

(b)

"Guarantee" means this Guarantee Agreement, as the same may be amended, supplemented, restated or replaced from time to time.

(c)

"Guaranteed Obligations" means that term as defined in Section 2.1 below;

(d)

"Instrument of Delivery" means the instrument of delivery dated effective July 26, 2002 pursuant to which the Obligant delivered to the Creditor a debenture in the principal amount of US$21,420,000;

(e)

"Obligant" means "5073 N.W.T. Limited", a Northwest Territories corporation;

(f)

"Secured Obligations" means the Secured Obligations, as that term is defined in the Instrument of Delivery, owing from time to time by the Obligant to the Creditor.

Page 1 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

2.

GUARANTEE

2.1.

Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment to the Creditor, of all of the Secured Obligations, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Creditor in enforcing any of its rights under this Guarantee (all of the Secured Obligations and such expenses being hereinafter collectively referred to as the "Guaranteed Obligations").

2.2.

Liability. Subject to section 2.3 hereof, the Guarantor guarantees that the Guaranteed Obligations will be paid to the Creditor, and performed, strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of: (a) the lack of validity or enforceability of any terms of the Secured Obligations by virtue of any Bankruptcy Legislation; (b) any contest of the Obligant or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Secured Obligations or the priority of any security granted to the Creditor by the Obligant or any other person; (c) any loss, or loss of value of, any security granted to the Creditor; (d)any defense, counter-claim or right of set-off available to the Obligant or any other person; (e) any extension of the time or times for payment, renewals or extensions of the Guaranteed Obligations or any other indulgences which the Creditor may grant to the Obligant or any other person or any other amendment to, or alteration or renewal of, the Secured Obligations or any of the Guaranteed Obligations, including, without limitation, any increase or decrease in the interest rate applicable thereto, or any portion thereof; (f) any dealings with the security or any other guarantees which the Creditor holds or may hold pursuant to the terms and conditions of the Secured Obligations, including the taking, giving up, releasing, discharging or exchange of securities, the variation or realization thereof, the waiver or subordination thereof, the failure or decision not to perfect any security, the accepting of compositions and the granting of releases and discharges; (g) the sale, assignment or transfer of or granting of one or rnore participations in all or any part of the Guaranteed Obligations or any of the benefits of this Guarantee; (h) any invalidity, non-perfection or unenforceability of any security held by the Creditor or any irregularity or defect in the manner or procedure by which the Creditor realizes on such security; and (i) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Guarantor, the Obligant or any other person in respect of the Guaranteed Obligations or this Guarantee.

2.3

Limitation. Notwithstanding anything to the contrary contained in this Guarantee, the liability of the Guarantor under this Guarantee shall be limited as follows: (a) the Guarantor shall have the benefit of any defense, counterclaim or set-off available to the Obligani: with respect to any of the Secured Obligations, save and except for any defense, counterclaim or set-off arising solely by virtue of Bankruptcy Legislation, and (b) in the event that, pursuant to applicable Bankruptcy Legislation, the Obligant is discharged from any of the Secured Obligations, the Guarantor shall have no liability hereunder in respect of such Secured Obligations except to the extent that such Secured Obligations were due and payable by the Obligant immediately prior to such discharge.

Page 2 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

3.

ENFORCEMENT

3.1.

Remedies. The Creditor need not seek or exhaust its recourse against the Obligant or any other person or realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment under this Guarantee. Should the Creditor elect to realize on any security it may hold, either before, concurrently with or after demand for payment under this Guarantee, the Guarantor shall not have a right of discussion or division.

3.2.

Impairment of Security. Subject to section 2.3, any loss of or in respect of any security received by the Creditor from the Obligant or any other person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this Guarantee.

3.3.

Amount of Guaranteed Obligations. Any account settled or stated by or among the Creditor and the Obligant or if any such account has not been settled or stated immediately before demand for payment under this Guarantee, any account stated by the Creditor shall, in the absence of manifest mathematical error, be accepted by the Guarantor as prima facie evidence of the amount of the Guaranteed Obligations which is due by the Obligant to the Creditor or remains unpaid by the Obligant to the Creditor as the case may be.

3.4.

Payment on Demand. The obligation of the Guarantor to pay any amount of the Guaranteed Obligations when due and all other amounts due and payable by it to the Creditor under this Guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate of 15% per annum.

3.5.

No Prejudice to Creditor. The Creditor shall not be prejudiced in any way in the right to enforce any provision of this Guarantee by any act or failure to act on the part of the Obligant or the Creditor. The Creditor may, at any time and from time to time, in such manner as it may determine is expedient, without any consent of, or notice to, the Guarantor, and without impairing or releasing the obligations of the Guarantor: (a) change 1:he manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Guaranteed Obligations; (b) renew, determine, vary or increase any credit or credit facilities to, or the terms or conditions in respect of any transaction with, the Obligant or any other person; (c) release, compound or vary the liability of the Obligant or any other person liable in any manner under or in respect of the Guaranteed Obligations; (d) exercise or enforce or refrain from exercising or enforcing any right or security against the Obligant the Guarantor or any other person; and (e) apply any sums from time to time received to the Guaranteed Obligations. In its dealings with the Obligant, the Creditor need not enquire into the authority or power of any person purporting to act for or on behalf of the Obligant.

3.6.

No Subrogation. Notwithstanding any other provision of this Guarantee, the Guarantor irrevocably waives, until payment in full of the Guaranteed Obligations, any claim, remedy or other right which it may now have or hereafter acquire against the Obligant that arises from the existence, payment, performance or enforcement of the Guarantor's obligation under this Guarantee, including any right of subrogation, reimbursement, exoneration, indemnification or any right to participate in any claim or remedy of the Creditor against the Obligant or any collateral which the Creditor now has or hereafter acquires, whether or not such claim, remedy or other right is reduced to judgment or is

Page 3 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law.

3.7.

No Set-off. To the fullest extent permitted by law, but subject to section 2.3, the Guarantor shall make all payments under this Guarantee without regard to any defense, counter-claim or right of set-off available to it.

3.8.

 Changes in the Obligant. Any change or changes in the name of or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) or any change in partners of the Obligant, if applicable, shall not affect or in any way limit or lessen the liability of the Guarantor under this Guarantee.

3.9.

Continuing Guarantee. Subject to section 2.3, this Guarantee shall be a continuing Guarantee, shall extend to all present and future Guaranteed Obligations, shall apply to and secure the ultimate balance of the Guaranteed Obligations due or remaining due to the Creditor, and shall be binding as a continuing obligation of the Guarantor until the Creditor releases the Guarantor upon payment of the Guaranteed Obligations in full. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Creditor upon the insolvency, bankruptcy or reorganization of the Obligant or otherwise, all as though such payment had not been made.

3.10.

Supplemental Security. This Guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Creditor.

4.

GENERAL

4.1.

Notices, etc. Any notice, direction or other communication to be given under this Guarantee shall, except as otherwise permitted hereunder, be in writing and given in the same manner as provided in the documents evidencing the Secured Obligations, with any communication to the Guarantor to be given to the Guarantor at the relevant address specified for the Obligant.

4.2.

Gender and Number. Any reference in this Guarantee to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

4.3

Headings, etc. The provision of a table of contents, the division of this Guarantee into articles and sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this Guarantee.

4.4.

Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors, and shall enure to the benefit of the Creditor and its respective successors and assigns.

4.5.

Entire Agreement. This Guarantee embodies all the agreements between the Guarantor and the Creditor which may limit the obligations of the Guarantor under this Guarantee and the Creditor shall not be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that

Page 4 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

the Creditor shall not be bound by any representations or promises made by the Obligant to the Guarantor. Possession of this Guarantee by the Creditor shall be conclusive evidence against the Guarantor that the Guarantee was not delivered in escrow or pursuant to any condition or agreement that it should not be effective until any condition precedent or subsequent has been satisfied or complied with.

4.6.

Acknowlledgement of Guarantor. The Guarantor acknowledges that: (a) the Creditor would not have entered into any of the transactions or documents relating to the transactions with the Obligant contemplated therein without this Guarantee; and (b) the transactions giving rise to the Guaranteed Obligations in connection with which this Guarantee is granted are of substantial benefit to the Guarantor.

4.7.

Severability. Any provision of this Guarantee which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8.

Governinq Law. This Guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Northwest Territories and the laws of Canada applicable therein.

4.9.

Reference Date. This Guarantee may be referred to as the Guarantee made by the Guarantor in favor of the Creditor as of the Effective Date notwithstanding the actual date of execution hereof.

IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed by its duly authorized signatory.

SEABRIDGE GOLD INC.

By:

Title:

Date:

 Its Authorized Representative

[SEAL]

Page 5 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

SCHEDULE "C" TO THE ASSIGNMENT AND ASSUMPTION AGREEMENT

(the "Guarantee Agreement")
(Total)

Page 8 Seabridge-5073 NWT Assignment and Assumption Agreement July 19, 2002.2

GUARANTEE AGREEMENT
SEABRIDGE GOLD INC.

This Guarantee Agreement ("Guarantee") dated July 26, 2002 (the "Effective Date") is made by

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(hereinafter the "Guarantor") to and in favor of

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th  Avenue S.W., Calgary Alberta, Canada T2P 2R9

(hereinafter the "Creditor")

NOW THEREFORE, in consideration of the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Guarantor and of other good and valuable consideration the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

1.

DEFINITIONS

1.1.

Other Definitions. In this Guarantee, the following words and terms shall have the following meanings:

(a)

"Bankruptcy Legislation" means the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any other bankruptcy, insolvency or debt moratorium legislation in effect from time to time;

(b)

"Guarantee" means this Guarantee Agreement, as the same may be amended, supplemented, restated or replaced from time to time.

(c)

"Guaranteed Obligations" means that term as defined in Section 2.1 below;

(d)

"Instrument of Delivery" means the instrument of delivery dated effective July 26, 2002 pursuant to which the Obligant delivered to the Creditor a debenture in the principal amount of US$20,580,000;

(e)

"Obligant" means "5073 N.W.T. Limited", a Northwest Territories corporation;

(f)

"Secured Obligations" means the Secured Obligations, as that term is defined in the Instrument of Delivery, owing from time to time by the Obligant to the Creditor.

Page 1 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

2.

GUARANTEE

2.1.

Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment to the Creditor, of all of the Secured Obligations, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Creditor in enforcing any of its rights under this Guarantee (all of the Secured Obligations and such expenses being hereinafter collectively referred to as the "Guaranteed Obligations").

2.2.

Liability. Subject to section 2.3 hereof, the Guarantor guarantees that the Guaranteed Obligations will be paid to the Creditor, and performed, strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of: (a) the lack of validity or enforceability of any terms of the Secured Obligations by virtue of any Bankruptcy Legislation; (b) any contest of the Obligant or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Secured Obligations or the priority of any security granted to the Creditor by the Obligant or any other person; (c) any loss, or loss of value of, any security granted to the Creditor; (d)any defence, counter-claim or right of set-off available to the Obligant or any other person; (e) any extension of the time or times for payment, renewals or extensions of the Guaranteed Obligations or any other indulgences which the Creditor may grant to the Obligant or any other person or any other amendment to, or alteration or renewal of, the Secured Obligations or any of the Guaranteed Obligations, including, without limitation, any increase or decrease in the interest rate applicable thereto, or any portion thereof; (f) any dealings with the security or any other guarantees which the Creditor holds or may hold pursuant to the terms and conditions of the Secured Obligations, including the taking, giving up, releasing, discharging or exchange of securities, the variation or realization thereof, the waiver or subordination thereof, the failure or decision not to perfect any security, the accepting of compositions and the granting of releases and discharges; (g) the sale, assignment or transfer of or granting of one or more participations in all or any part of the Guaranteed Obligations or any of the benefits of this Guarantee; (h) any invalidity, non-perfection or unenforceability of any security held by the Creditor or any irregularity or defect in the manner or procedure by which the Creditor realizes on such security; and (i) any other circumstances which might otherwise constitute a defence available to, or a discharge of, the Guarantor, the Obligant or any other person in respect of the Guaranteed Obligations or this Guarantee.

2.3

Limitation. Notwithstanding anything to the contrary contained in this Guarantee, the liability of the Guarantor under this Guarantee shall be limited as follows: (a) the Guarantor shall have the benefit of any defence. counterclaim or set-off available to the Obligant with respect to any of the Secured Obligations, save and except for any defence, counterclaim or set-off arising solely by virtue of Bankruptcy Legislation; and (b) in the event that, pursuant to applicable Bankruptcy Legislation, the Obligant is discharged from any of the Secured Obligations, the Guarantor shall have no liability hereunder in respect of such Secured Obligations except to the extent that such Secured Obligations were due and payable by the Obligant immediately prior to such discharge.

Page 2 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

3.

ENFORCEMENT

3.1.

Remedies. The Creditor need not seek or exhaust its recourse against the Obligant or any other person or realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment under this Guarantee. Should the Creditor elect to realize on any security it may hold, either before, concurrently with or after demand for payment under this Guarantee, the Guarantor shall not have a right of discussion or division.

3.2.

Impairment of Security. Subject to section 2.3, any loss of or in respect of any security received by the Creditor from the Obligant or any other person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this Guarantee.

3.3.

Amount of Guaranteed Obligations. Any account settled or stated by or among the Creditor and the Obligant or if any such account has not been settled or stated immediately before demand for payment under this Guarantee, any account stated by the Creditor shall, in the absence of manifest mathematical error, be accepted by the Guarantor as prima facie evidence of the amount of the Guaranteed Obligations which is due by the Obligant to the Creditor or remains unpaid by the Obligant to the Creditor as the case may be.

3.4.

Payment on Demand. The obligation of the Guarantor to pay any amount of the Guaranteed Obligations when due and all other amounts due and payable by it to the Creditor under this Guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate of 15% per annum.

3.5.

No Prejudice to Creditor. The Creditor shall not be prejudiced in any way in the right to enforce any provision of this Guarantee by any act or failure to act on the part of the Obligant or the Creditor. The Creditor may, at any time and from time to time, in such manner as it may determine is expedient, without any consent of, or notice to, the Guarantor, and without impairing or releasing the obligations of the Guarantor: (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Guaranteed Obligations; (b) renew, determine, vary or increase any credit or credit facilities to, or the terms or conditions in respect of any transaction with, the Obligant or any other person; (c) release, compound or vary the liability of the Obligant or any other person liable in any manner under or in respect of the Guaranteed Obligations; (d) exercise or enforce or refrain from exercising or enforcing any right or security against the Obligant the Guarantor or any other person; and (e) apply any sums from time to time received to the Guaranteed Obligations. In its dealings with the Obligant, the Creditor need not enquire into the authority or power of any person purporting to act for or on behalf of the Obligant.

3.6.

No Subrogation. Notwithstanding any other provision of this Guarantee, the Guarantor irrevocably waives, until payment in full of the Guaranteed Obligations, any claim, remedy or other right which it may now have or hereafter acquire against the Obligant that arises from the existence, payment, performance or enforcement of the Guarantor's obligation under this Guarantee, including any right of subrogation, reimbursement, exoneration, indemnification or any right to participate in any claim or remedy of the Creditor against the Obligant or any collateral which the Creditor now has or hereafter acquires, whether or not such claim, remedy or other right is reduced to judgment or is

Page 3 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law.

3.7.

No Set-off. To the fullest extent permitted by law, but subject to section 2.3, the Guarantor shall make all payments under this Guarantee without regard to any defense, counter-claim or right of set-off available to it.

3.8.

Changes in the Obligant. Any change or changes in the name of or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) or any change in partners of the Obligant, if applicable, shall not affect or in any way limit or lessen the liability of the Guarantor under this Guarantee.

3.9.

Continuing Guarantee. Subject to section 2.3, this Guarantee shall be a continuing Guarantee, shall extend to all present and future Guaranteed Obligations, shall apply to and secure the ultimate balance of the Guaranteed Obligations due or remaining due to the Creditor, and shall be binding as a continuing obligation of the Guarantor until the Creditor releases the Guarantor upon payment of the Guaranteed Obligations in full. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Creditor upon the insolvency, bankruptcy or reorganization of the Obligant or otherwise, all as though such payment had not been made.

3.10.

Supplemental Security. This Guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Creditor.

4.

GENERAL

4.1.

Notices, etc. Any notice, direction or other communication to be given under this Guarantee shall, except as otherwise permitted hereunder, be in writing and given in the same manner as provided in the documents evidencing the Secured Obligations, with any communication to the Guarantor to be given to the Guarantor at the relevant address specified for the Obligant.

4.2.

Gender and Number. Any reference in this Guarantee to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

4.3.

Headings, etc. The provision of a table of contents, the division of this Guarantee into articles and sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this Guarantee.

4.4.

Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors, and shall enure to the benefit of the Creditor and its respective successors and assigns.

4.5.

Entire Agreement. This Guarantee embodies all the agreements between the Guarantor and the Creditor which may limit the obligations of the Guarantor under this Guarantee and the Creditor shall not be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that

Page 4 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

the Creditor shall not be bound by any representations or promises made by the Obligant to the Guarantor. Possession of this Guarantee by the Creditor shall be conclusive evidence against the Guarantor that the Guarantee was not delivered in escrow or pursuant to any condition or agreement that it should not be effective until any condition precedent or subsequent has been satisfied or complied with.

4.6.

Acknowledgement of Guarantor. The Guarantor acknowledges that: (a) the Creditor would not have entered into any of the transactions or documents relating to the transactions with the Obligant contemplated therein without this Guarantee; and (b) the transactions giving rise to the Guaranteed Obligations in connection with which this Guarantee is granted are of substantial benefit to the Guarantor.

4.7.

Severability. Any provision of this Guarantee which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8.

Governinq Law. This Guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Northwest Territories and the laws of Canada applicable therein.

4.9.

Reference Date. This Guarantee may be referred to as the Guarantee made by the Guarantor in favor of the Creditor as of the Effective Date notwithstanding the actual date of execution hereof.

IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed by its duly authorized signatory.

SEABRIDGE GOLD INC. By:

Title:

Date:

Its Authorized Representative [SEAL]

Page 5 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

GUARANTEE AGREEMENT
SEABRIDGE GOLD INC.

This Guarantee Agreement ("Guarantee") dated July 26, 2002 (the "Effective Date") is made by

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3rd Floor, Toronto, Ontario, Canada M5A 1J3

(hereinafter the "Guarantor") to and in favor of

NEWMONT CANADA LIMITED, a corporation incorporated under the laws of the Province of Ontario, whose address is 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario, Canada M4R 1 K8

(hereinafter the "Creditor")

NOW THEREFORE, in consideration of the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Guarantor and of other good and valuable consideration the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

1.

DEFINITIONS

1.1.

Other Definitions. In this Guarantee, the following words and terms shall have the following meanings:

(a)

"Iankruptcy Legislation" means the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any other bankruptcy, insolvency or debt moratorium legislation in effect from time to time;

(b)

"Guarantee" means this Guarantee Agreement, as the same may be amended, supplemented, restated or replaced from time to time.

(c)

"Guaranteed Obligations" means that term as defined in Section 2.1 below;

(d)

"Instrument of Delivery" means the instrument of delivery dated effective July 26, 2002 pursuant to which the Obligant delivered to the Creditor a debenture in the principal amount of US$21,420,000;

(e)

"Obligant" means "5073 N.W.T. Limited", a Northwest Territories corporation;

(f)

"Secured Obligations" means the Secured Obligations, as that term is defined in the Instrument of Delivery, owing from time to time by the Obligant to the Creditor.

Page 1 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

2.

GUARANTEE

2.1.

Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment to the Creditor, of all of the Secured Obligations, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Creditor in enforcing any of its rights under this Guarantee (all of the Secured Obligations and such expenses being hereinafter collectively referred to as the "Guaranteed Obligations").

2.2.

Liability. Subject to section 2.3 hereof, the Guarantor guarantees that the Guaranteed Obligations will be paid to the Creditor, and performed, strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of: (a) the lack of validity or enforceability of any terms of the Secured Obligations by virtue of any Bankruptcy Legislation; (b) any contest of the Obligant or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Secured Obligations or the priority of any security granted to the Creditor by the Obligant or any other person; (c) any loss, or loss of value of, any security granted to the Creditor; (d)any defense, counter-claim or right of set-off available to the Obligant or any other person; (e) any extension of the time or times for payment, renewals or extensions of the Guaranteed Obligations or any other indulgences which the Creditor may grant to the Obligant or any other person or any other amendment to, or alteration or renewal of, the Secured Obligations or any of the Guaranteed Obligations, including, without limitation, any increase or decrease in the interest rate applicable thereto, or any portion thereof; (f) any dealings with the security or any other guarantees which the Creditor holds or may hold pursuant to the terms and conditions of the Secured Obligations, including the taking, giving up, releasing, discharging or exchange of securities, the variation or realization thereof, the waiver or subordination thereof, the failure or decision not to perfect any security, the accepting of compositions and the granting of releases and discharges; (g) the sale, assignment or transfer of or granting of one or more participations in all or any part of the Guaranteed Obligations or any of the benefits of this Guarantee; (h) any invalidity, non-perfection or unenforceability of any security held by the Creditor or any irregularity or defect in the manner or procedure by which the Creditor realizes on such security; and (i) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Guarantor, the Obligant or any other person in respect of the Guaranteed Obligations or this Guarantee.

2.3

Limitation Notwithstanding anything to the contrary contained in this Guarantee, the liability of the Guarantor under this Guarantee shall be limited as follows: (a) the Guarantor shall have the benefit of any defense, counterclaim or set-off available to the Obligant with respect to any of the Secured Obligations, save and except for any defense, counterclaim or set-off arising solely by virtue of Bankruptcy Legislation, and (b) in the event that, pursuant to applicable Bankruptcy Legislation, the Obligant is discharged from any of the Secured Obligations, the Guarantor shall have no liability hereunder in respect of such Secured Obligations except to the extent that such Secured Obligations were due and payable by the Obligant immediately prior to such discharge.

Page 2 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

3.

ENFORCEMENT

3.1.

Remedies. The Creditor need not seek or exhaust its recourse against the Obligant or any other person or realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment under this Guarantee. Should the Creditor elect to realize on any security it may hold, either before, concurrently with or after demand for payment under this Guarantee, the Guarantor shall not have a right of discussion or division.

3.2.

Impairment of Security. Subject to section 2.3, any loss of or in respect of any security received by the Creditor from the Obligant or any other person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this Guarantee.

3.3.

Amount of Guaranteed Obligations. Any account settled or stated by or among the Creditor and the Obligant or if any such account has not been settled or stated immediately before demand for payment under this Guarantee, any account stated by the Creditor shall, in the absence of manifest mathematical error, be accepted by the Guarantor as prima facie evidence of the amount of the Guaranteed Obligations which is due by the Obligant to the Creditor or remains unpaid by the Obligant to the Creditor as the case may be.

3.4.

Payment on Demand. The obligation of the Guarantor to pay any amount of the Guaranteed Obligations when due and all other amounts due and payable by it to the Creditor under this Guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate of 15% per annum.

3.5.

No Prejudice to Creditor. The Creditor shall not be prejudiced in any way in the right to enforce any provision of this Guarantee by any act or failure to act on the part of the Obligant or the Creditor. The Creditor may, at any time and from time to time, in such manner as it may determine is expedient, without any consent of, or notice to, the Guarantor, and without impairing or releasing the obligations of the Guarantor: (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Guaranteed Obligations; (b) renew, determine, vary or increase any credit or credit facilities to, or the terms or conditions in respect of any transaction with, the Obligant or any other person; (c) release, compound or vary the liability of the Obligant or any other person liable in any manner under or in respect of the Guaranteed Obligations; (d) exercise or enforce or refrain from exercising or enforcing any right or security against the Obligant the Guarantor or any other person; and (e) apply any sums from time to time received to the Guaranteed Obligations. In its dealings with the Obligant, the Creditor need not enquire into the authority or power of any person purporting to act for or on behalf of the Obligant.

3.6.

No Subrogation. Notwithstanding any other provision of this Guarantee, the Guarantor irrevocably waives, until payment in full of the Guaranteed Obligations, any claim, remedy or other right which it may now have or hereafter acquire against the Obligant that arises from the existence, payment, performance or enforcement of the Guarantor's obligation under this Guarantee, including any right of subrogation, reimbursement, exoneration, indemnification or any right to participate in any claim or remedy of the Creditor against the Obligant or any collateral which the Creditor now has or hereafter acquires, whether or not such claim, remedy or other right is reduced to judgment or is

Page 3 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law.

3.7.

No Set-off. To the fullest extent permitted by law, but subject to section 2.3, the Guarantor shall make all payments under this Guarantee without regard to any defense, counter-claim or right of set-off available to it.

3.8.

Changes in the Obligant. Any change or changes in the name of or reorganization (whether' by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) or any change in partners of the Obligant, if applicable, shall not affect or in any way limit or lessen the liability of the Guarantor under this Guarantee.

3.9.

Continuing Guarantee. Subject to section 2.3, this Guarantee shall be a continuing Guarantee, shall extend to all present and future Guaranteed Obligations, shall apply to and secure the ultimate balance of the Guaranteed Obligations due or remaining due to the Creditor, and shall be binding as a continuing obligation of the Guarantor until the Creditor releases the Guarantor upon payment of the Guaranteed Obligations in full. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Creditor upon the insolvency, bankruptcy or reorganization of the Obligant or otherwise, all as though such payment had not been made.

3.10.

Supplemental Security. This Guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Creditor.

4.

GENERAL

4.1.

Notices. etc. Any notice, direction or other communication to be given under this Guarantee shall, except as otherwise permitted hereunder, be in writing and given in the same manner as provided in the documents evidencing the Secured Obligations, with any communication to the Guarantor to be given to the Guarantor at the relevant address specified for the Obligant.

4.2.

Gender and Number. Any reference in this Guarantee to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

4.3.

Headings, etc. The provision of a table of contents, the division of this Guarantee into articles and sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this Guarantee.

4.4.

Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors, and shall enure to the benefit of the Creditor and its respective successors and assigns.

4.5.

Entire Aqreement. This Guarantee embodies all the agreements between the Guarantor and the Creditor which may limit the obligations of the Guarantor under this Guarantee and the Creditor shall not be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that

Page 4 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

the Creditor shall not be bound by any representations or promises made by the Obligant to the Guarantor. Possession of this Guarantee by the Creditor shall be conclusive evidence against the Guarantor that the Guarantee was not delivered in escrow or pursuant to any condition or agreement that it should not be effective until any condition precedent or subsequent has been satisfied or complied with.

 4.6.

Acknowledgement of Guarantor. The Guarantor acknowledges that: (a) the Creditor would not have entered into any of the transactions or documents relating to the transactions with the Obligant contemplated therein without this Guarantee; and (b) the transactions giving rise to the Guaranteed Obligations in connection with which this Guarantee is granted are of substantial benefit to the Guarantor.

 4.7.

Severability. Any provision of this Guarantee which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

 4.8.

Governing Law. This Guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Northwest Territories and the laws of Canada applicable therein.

 4.9. Reference Date. This Guarantee may be referred to as the Guarantee made by the Guarantor in favor of the Creditor as of the Effective Date notwithstanding the actual date of execution hereof.

IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed by its duly authorized signatory.

SEABRIDGE GOLD INC.

By:

/s/

Title:

President & CEO

Date:

July 26, 2002

Its Authorized Representative [SEAL]

Page 5 Seabridge Guarantee to Newmont (Tundra, NWT) July 23, 2002

GUARANTEE AGREEMENT
SEABRIDGE GOLD INC.

This Guarantee Agreement ("Guarantee") dated July 26, 2002 (the "Effective Date")

is made by

SEABRIDGE GOLD INC., a corporation incorporated under the laws of the Province of British Columbia, whose address is 172 King Street East, 3' Floor, Toronto, Ontario, Canada M5A 1 J3

(hereinafter the "Guarantor") to and in favor of

TOTAL RESOURCES (CANADA) LIMITED, a corporation incorporated under the federal laws of Canada under the Canadian Business Corporations Act, whose address is Suite 810, 202 6th Avenue S.W., Calgary Alberta, Canada T2P 2R9

(hereinafter the "Creditor")

NOW THEREFORE, in consideration of the sum of $10.00 in lawful money of Canada now paid by the Creditor to the Guarantor and of other good and valuable consideration the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

1.

DEFINITIONS

1.1.

Other Definitions. In this Guarantee, the following words and terms shall have the following meanings:

(a)

"Bankruptcy Legislation" means the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and any other bankruptcy, insolvency or debt moratorium legislation in effect from time to time;

(b)

"Guarantee" means this Guarantee Agreement, as the same may be amended, supplemented, restated or replaced from time to time.

(c)

"Guaranteed Obligations" means that term as defined in Section 2.1 below;

(d)

"Instrument of Delivery" means the instrument of delivery dated effective July 26, 2002 pursuant to which the Obligant delivered to the Creditor a debenture in the principal amount of US$20,580,000;

(e)

"Obligant" means "5073 N.W.T. Limited", a Northwest Territories corporation;

(f)

"Secured Obligations" means the Secured Obligations, as that term is defined in the Instrument of Delivery, owing from time to time by the Obligant to the Creditor.

2.

GUARANTEE

Page 1 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

2.1.

Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual payment to the Creditor, of all of the Secured Obligations, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Creditor in enforcing any of its rights under this Guarantee (all of the Secured Obligations and such expenses being hereinafter collectively referred to as the "Guaranteed Obligations").

2.2.

Liability. Subject to section 2.3 hereof, the Guarantor guarantees that the Guaranteed Obligations will be paid to the Creditor, and performed, strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of: (a) the lack of validity or enforceability of any terms of the Secured Obligations by virtue of any Bankruptcy Legislation; (b) any contest of the Obligant or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Secured Obligations or the priority of any security granted to the Creditor by the Obligant or any other person; (c) any loss, or loss of value of, any security granted to the Creditor; (d)any defence, counter-claim or right of set-off available to the Obligant or any other person; (e) any extension of the time or times for payment, renewals or extensions of the Guaranteed Obligations or any other indulgences which the Creditor may grant to the Obligant or any other person or any other amendment to, or alteration or renewal of, the Secured Obligations or any of the Guaranteed Obligations, including, without limitation, any increase or decrease in the interest rate applicable thereto, or any portion thereof; (f) any dealings with the security or any other guarantees which the Creditor holds or may hold pursuant to the terms and conditions of the Secured Obligations, including the taking, giving up, releasing, discharging or exchange of securities, the variation or realization thereof, the waiver or subordination thereof, the failure or decision not to perfect any security, the accepting of compositions and the granting of releases and discharges; (g) the sale, assignment or transfer of or granting of one or more participations in all or any part of the Guaranteed Obligations or any of the benefits of this Guarantee; (h) any invalidity, non-perfection or unenforceability of any security held by the Creditor or any irregularity or defect in the manner or procedure by which the Creditor realizes on such security; and (i) any other circumstances which might otherwise constitute a defence available to, or a discharge of, the Guarantor, the Obligant or any other person in respect of the Guaranteed Obligations or this Guarantee.

2.3

Limitation. Notwithstanding anything to the contrary contained in this Guarantee, the liability of the Guarantor under this Guarantee shall be limited as follows: (a) the Guarantor shall have the benefit of any defence, counterclaim or set-off available to the Obligant with respect to any of the Secured Obligations, save and except for any defence, counterclaim or set-off arising solely by virtue of Bankruptcy Legislation; and (b) in the event that, pursuant to applicable Bankruptcy Legislation, the Obligant is discharged from any of the Secured Obligations, the Guarantor shall have no liability hereunder in respect of such Secured Obligations except to the extent that such Secured Obligations were due and payable by the Obligant immediately prior to such discharge.

3.

ENFORCEMENT

Page 2 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

3.1.

Remedies. The Creditor need not seek or exhaust its recourse against the Obligant or any other person or realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment under this Guarantee. Should the Creditor elect to realize on any security it may hold, either before, concurrently with or after demand for payment under this Guarantee, the Guarantor shall not have a right of discussion or division.

3.2.

Impairment of Security. Subject to section 2.3, any loss of or in respect of any security received! by the Creditor from the Obligant or any other person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this Guarantee.

3.3.

Amount of Guaranteed Obligations. Any account settled or stated by or among the Creditor and the Obligant or if any such account has not been settled or stated immediately before demand for payment under this Guarantee, any account stated by the Creditor shall, in the absence of manifest mathematical error, be accepted by the Guarantor as prima facie evidence of the amount of the Guaranteed Obligations which is due by the Obligant to the Creditor or remains unpaid by the Obligant to the Creditor as the case may be.

3.4.

Payment on Demand. The obligation of the Guarantor to pay any amount of the Guaranteed Obligations when due and all other amounts due and payable by it to the Creditor under this Guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate of 15% per annum.

3.5.

No Prejudice to Creditor. The Creditor shall not be prejudiced in any way in the right to enforce any provision of this Guarantee by any act or failure to act on the part of the Obligant or the Creditor. The Creditor may, at any time and from time to time, in such manner as it may determine is expedient, without any consent of, or notice to, the Guarantor, and without impairing or releasing the obligations of the Guarantor: (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Guaranteed Obligations; (b) renew, determine, vary or increase any credit or credit facilities to, or the terms or conditions in respect of any transaction with, the Obligant or any other person; (c) release, compound or vary the liability of the Obligant or any other person liable in any manner under or in respect of the Guaranteed Obligations; (d) exercise or enforce or refrain from exercising or enforcing any right or security against the Obligant the Guarantor or any other person; and (e) apply any sums from time to time received to the Guaranteed Obligations. In its dealings with the Obligant, the Creditor need not enquire into the authority or power of any person purporting to act for or on behalf of the Obligant.

3.6.

No Subrogation. Notwithstanding any other provision of this Guarantee, the Guarantor irrevocably waives, until payment in full of the Guaranteed Obligations, any claim, remedy or other right which it may now have or hereafter acquire against the Obligant that arises from the existence, payment, performance or enforcement of the Guarantor's obligation under this Guarantee, including any right of subrogation, reimbursement, exoneration, indemnification or any right to participate in any claim or remedy of the Creditor against the Obligant or any collateral which the Creditor now has or hereafter acquires, whether or not such claim, remedy or other right is reduced to judgment or is liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in

Page 3 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

equity or under contract, statute or common law.

3.7.

No Set-off. To the fullest extent permitted by law, but subject to section 2.3, the Guarantor shall make all payments under this Guarantee without regard to any defense, counter-claim or right of set-off available to it.

3.8.

Changes in the Obligant. Any change or changes in the name of or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) or any change in partners of the Obligant, if applicable, shall not affect or in any way limit or lessen the liability of the Guarantor under this Guarantee.

3.9.

Continuing Guarantee. Subject to section 2.3, this Guarantee shall be a continuing Guarantee, shall extend to all present and future Guaranteed Obligations, shall apply to and secure the ultimate balance of the Guaranteed Obligations due or remaining due to the Creditor, and shall be binding as a continuing obligation of the Guarantor until the Creditor releases the Guarantor upon payment of the Guaranteed Obligations in full. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Creditor upon the insolvency, bankruptcy or reorganization of the Obligant or otherwise, all as though such payment had not been made.

3.10.

Supplemental Security. This Guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Creditor.

4.

GENERAL

4.1.

Notices, etc. Any notice, direction or other communication to be given under this Guarantee shall, except as otherwise permitted hereunder, be in writing and given in the same manner as provided in the documents evidencing the Secured Obligations, with any communication to the Guarantor to be given to the Guarantor at the relevant address specified for the Obligant.

4.2.

Gender and Number. Any reference in this Guarantee to gender shall include all enders and words importing the singular number only shall include the plural and vice versa.

4.3.

Headings, etc. The provision of a table of contents, the division of this Guarantee into articles and sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this Guarantee.

4.4.

 Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors, and shall enure to the benefit of the Creditor and its respective successors and assigns.

4.5.

Entire Agreement. This Guarantee embodies all the agreements between the Guarantor and the Creditor which may limit the obligations of the Guarantor under this Guarantee and the Creditor shall not be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that the Creditor shall not be bound by any representations or promises made by the Obligant to the Guarantor. Possession of this Guarantee by the Creditor shall be

Page 4 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002

conclusive evidence against the Guarantor that the Guarantee was not delivered in escrow or pursuant to any condition or agreement that it should not be effective until any condition precedent or subsequent has been satisfied or complied with.

4.6.

Acknowledgement of Guarantor. The Guarantor acknowledges that: (a) the Creditor would not have entered into any of the transactions or documents relating to the transactions with the Obligant contemplated therein without this Guarantee; and (b) the transactions giving rise to the Guaranteed Obligations in connection with which this Guarantee is granted are of substantial benefit to the Guarantor.

4.7.

Severability. Any provision of this Guarantee which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall, to the maximum extent permitted by law, be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8.

Governinq Law. This Guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Northwest Territories and the laws of Canada applicable therein.

4.9.

Reference Date. This Guarantee may be referred to as the Guarantee made by the Guarantor in favor of the Creditor as of the Effective Date notwithstanding the actual date of execution hereof.

IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be executed by its duly authorized signatory.

SEABRIDGE GOLD INC.

By:

/s/

Title:

President & CEO

Date:

July 26, 2002

Its Authorized Representative

[SEAL]

Page 5 Seabridge Guarantee to Total (Tundra, NWT) July 23, 2002